UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03715

ELFUN INCOME FUND

(Exact name of registrant as specified in charter)

One Iron Street

Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service) Sean O’Malley, Esq. Senior Vice President and Deputy General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Copy to: Timothy W. Diggins, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Shareholder Report.

(a) The Report to Shareholders is attached herewith.

Annual Report
December 31, 2021
Elfun Funds
Elfun International Equity Fund
Elfun Trusts
Elfun Diversified Fund
Elfun Tax-Exempt Income Fund
Elfun Income Fund
Elfun Government Money Market Fund

Elfun Funds
Annual Report
December 31, 2021

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

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Elfun Funds
Notes to Performance — December 31, 2021 (Unaudited)
Information on the following performance pages relates to the Elfun Funds.
Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index, MSCI® Europe, Australasia, Far East Index (“MSCI® EAFE® Index”), MSCI® All-Country World ex USA Investable Market Index (“MSCI® ACWI ex USA Investable Market Index”), Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Municipal Bond Index and 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.
The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.
The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.
The MSCI ACWI ex USA Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 27 Emerging Markets countries.
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.
The Bloomberg U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.
The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.
The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the Elfun Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

Elfun International Equity Fund
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun International Equity Fund (the “Fund”) seeks to provide long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund’s benchmark is the MSCI EAFE Index (the “Index”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund was 9.05%, and the Index was 11.26%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Positions in IT services, Japan and industrials were primary drivers of Fund performance during the Reporting Period relative to the Index.
In IT services, French company Worldline, a maker of payments software and credit card readers, was weak as a resurgent COVID-19 took some momentum out of in-store retailing and travel. It was also impacted as a plan to divest its hardware business was delayed. We view both of these issues as transitory and think that the company may benefit from economic reopening. Another source of weakness was the Fund’s Japanese holdings, which were weak across a range of sectors as lower quality cyclicals outperformed. These included consumer oriented names like Fast Retailing and Shiseido, tech names like Murata and Disco, and industrials Secom and Komatsu. The companies remain strong fundamentally in our view, but were out of favor in the market environment of 2021.
On the positive side, the Fund outperformed in industrials. One example was the Fund’s top relative contributor for the year: Ashtead Group, a UK based provider of rental equipment. Ashtead is the parent company of Sunbelt Rentals in the U.S., which has been strong on economic recovery and increasing infrastructure spending. Ashtead is a market leader in an industry that is seeing secular growth and consolidation.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures contributed negligibly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were ASML, Ashtead Group and Schneider Electric. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Worldline, Fast Retailing and London Stock Exchange.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
2	Elfun International Equity Fund

Elfun International Equity Fund
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $203,627 (in thousands) as of December 31, 2021 (a)(b)
Top Ten Largest Holdings
as of December 31, 2021 (as a % of Fair Value) (a)(b)
Nestle S.A.	3.74%
ASML Holding N.V.	3.54%
Schneider Electric SE	3.53%
LVMH Moet Hennessy Louis Vuitton SE	3.21%
Roche Holding AG	3.12%
AstraZeneca PLC	2.87%
Novartis AG	2.79%
Air Liquide S.A.	2.66%
Infineon Technologies AG	2.51%
Daikin Industries Ltd.	2.42%
Average Annual Total Return for the years ended December 31, 2021
(Inception date 1/1/88)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun International Equity Fund	9.05%	10.60%	8.34%	$22,286
MSCI EAFE Index	11.26%	9.55%	8.03%	$21,650

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
Elfun International Equity Fund	3

Elfun International Equity Fund
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31
4	Elfun International Equity Fund

Elfun International Equity Fund
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$1,018.70	$1,023.40
Expenses Paid During Period*	$ 1.83	$ 1.84
*	Expenses are equal to the Fund's annualized expense ratio of 0.36%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

Elfun International Equity Fund	5

Elfun International Equity Fund
Schedule of Investments — December 31, 2021
	Number of Shares	Fair Value
Common Stock - 96.0% †
Australia - 1.8%
BHP Group PLC	124,722	$ 3,715,609
Brazil - 0.3%
Itau Unibanco Holding S.A. ADR	176,415	661,556
Canada - 1.3%
Brookfield Asset Management Inc., Class A	45,067	2,725,463
France - 16.9%
Air Liquide S.A.	31,059	5,415,306
AXA S.A.	125,439	3,735,269
BNP Paribas S.A.	65,479	4,525,099
Cie de Saint-Gobain	54,586	3,840,592
Dassault Systemes SE	46,075	2,740,860
LVMH Moet Hennessy Louis Vuitton SE	7,900	6,531,279
Safran S.A.	30,978	3,792,665
Worldline S.A. (a)(b)	70,483	3,928,311
		34,509,381
Germany - 6.8%
adidas AG	9,490	2,732,541
HeidelbergCement AG	33,223	2,248,736
Infineon Technologies AG	110,219	5,108,900
SAP SE	27,310	3,879,010
		13,969,187
Hong Kong - 2.3%
AIA Group Ltd.	468,567	4,723,954
Ireland - 1.3%
Kerry Group PLC, Class A	21,205	2,730,947
Japan - 23.3%
Daikin Industries Ltd.	21,800	4,939,099
Disco Corp.	11,800	3,601,841
FANUC Corp.	7,500	1,587,860
Fast Retailing Company Ltd.	4,020	2,279,937
Hoya Corp.	30,152	4,480,055
Kao Corp.	43,600	2,278,915
Komatsu Ltd.	154,000	3,602,093
Mitsubishi UFJ Financial Group Inc.	744,326	4,039,159
Murata Manufacturing Company Ltd.	40,291	3,203,896
Nidec Corp.	14,173	1,664,009
	Number of Shares	Fair Value
Recruit Holdings Company Ltd.	78,900	$ 4,776,960
Secom Company Ltd.	25,300	1,754,555
Shimadzu Corp.	75,657	3,189,742
Shiseido Company Ltd.	54,662	3,044,610
Tokio Marine Holdings Inc.	60,498	3,358,110
		47,800,841
Netherlands - 9.4%
ASML Holding N.V.	8,976	7,213,644
ING Groep N.V.	296,199	4,123,564
Koninklijke DSM N.V.	19,452	4,379,920
Universal Music Group N.V.	123,516	3,480,657
		19,197,785
Norway - 1.8%
Equinor ASA	139,646	3,735,696
Portugal - 0.9%
Galp Energia SGPS S.A.	180,462	1,748,486
Spain - 3.7%
Cellnex Telecom S.A. (a)	61,012	3,551,014
Industria de Diseno Textil S.A.	121,603	3,945,325
		7,496,339
Sweden - 2.2%
Assa Abloy AB, Class B	148,447	4,528,578
Switzerland - 9.6%
Nestle S.A.	54,531	7,627,098
Novartis AG	64,495	5,682,554
Roche Holding AG	15,249	6,344,615
		19,654,267
Taiwan - 1.2%
Taiwan Semiconductor Manufacturing Company Ltd.	107,900	2,398,471
United Kingdom - 9.7%
Ashtead Group PLC	57,268	4,609,010
AstraZeneca PLC	49,743	5,846,751
London Stock Exchange Group PLC	43,149	4,050,112
Prudential PLC	170,230	2,938,590
Vodafone Group PLC	1,634,484	2,485,242
		19,929,705

See Notes to Schedules of Investments and Notes to Financial Statements.
6	Elfun International Equity Fund

Elfun International Equity Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
United States - 3.5%
Schneider Electric SE	36,647	$ 7,187,263
Total Common Stock (Cost $132,113,857)		196,713,528
Short-Term Investments - 3.4%
State Street Institutional Treasury Money Market Fund - Premier Class 0.01% (c)(d)	3,575,026	3,575,026
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (c)(d)	3,338,440	3,338,440
Total Short-Term Investments (Cost $6,913,466)		6,913,466
Total Investments (Cost $139,027,323)		203,626,994
Other Assets and Liabilities, net - 0.6%		1,172,463
NET ASSETS - 100.0%		$ 204,799,457

Other Information:
The Fund had the following long futures contracts open at December 31, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index Futures	March 2022	29	$ 3,327,883	$ 3,366,610	$ 38,727
During the year ended December 31, 2021, the average notional values related to long and short futures contracts were $1,650,470 and $137,145, respectively.
Notes to Schedule of Investments – December 31, 2021
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund's future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund's summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to $7,479,325 or 3.65% of the net assets of the Elfun International Equity Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(b)	Non-income producing security.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun International Equity Fund	7

Elfun International Equity Fund
Schedule of Investments, continued — December 31, 2021
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2021.

Abbreviations:
ADR - American Depositary Receipt

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 196,713,528	$ —	$ —	$ 196,713,528
Short-Term Investments	6,913,466	—	—	6,913,466
Total Investments in Securities	$ 203,626,994	$ —	$ —	$ 203,626,994
Other Financial Instruments
Long Futures Contracts - Unrealized Appreciation	$ 38,727	$ —	$ —	$ 38,727
Total Other Financial Instruments	$ 38,727	$ —	$ —	$ 38,727
The Fund was invested in the following sectors at December 31, 2021 (Unaudited):
Sector	Percentage (based on Fair Value)
Pharmaceuticals	8.78%
Diversified Banks	6.56%
Building Products	6.53%
Semiconductor Equipment	5.31%
Packaged Foods & Meats	5.08%
Apparel, Accessories & Luxury Goods	4.55%
Electrical Components & Equipment	4.35%
Life & Health Insurance	3.76%
Semiconductors	3.69%
Application Software	3.26%
Apparel Retail	3.06%
Integrated Oil & Gas	2.69%
Industrial Gases	2.66%
Personal Products	2.61%
Human Resource & Employment Services	2.35%
Trading Companies & Distributors	2.27%
Healthcare Supplies	2.20%
Specialty Chemicals	2.15%
Financial Exchanges & Data	1.99%
Data Processing & Outsourced Services	1.93%
Aerospace & Defense	1.86%
Multi-Line Insurance	1.83%
Diversified Metals & Mining	1.82%
Construction Machinery & Heavy Trucks	1.77%
Integrated Telecommunication Services	1.74%
Movies & Entertainment	1.71%
Property & Casualty Insurance	1.65%
Electronic Components	1.57%
Electronic Equipment & Instruments	1.57%
Asset Management & Custody Banks	1.34%
See Notes to Schedules of Investments and Notes to Financial Statements.
8	Elfun International Equity Fund

Elfun International Equity Fund
Schedule of Investments, continued — December 31, 2021
Sector	Percentage (based on Fair Value)
Wireless Telecommunication Services	1.22%
Construction Materials	1.10%
Security & Alarm Services	0.86%
Industrial Machinery	0.78%
96.60%
Short-Term Investments
Short-Term Investments	3.40%
100.00%

Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 12/31/21	Value at 12/31/21	Dividend Income
State Street Institutional Treasury Money Market Fund - Premier Class	1,998,676	$1,998,676	$15,510,445	$13,934,095	$—	$—	3,575,026	$3,575,026	$117
State Street Institutional U.S. Government Money Market Fund - Class G Shares	1,981,767	1,981,767	15,510,317	14,153,644	—	—	3,338,440	3,338,440	525
TOTAL		$3,980,443	$31,020,762	$28,087,739	$—	$—		$6,913,466	$642
See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun International Equity Fund	9

Elfun Trusts
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun Trusts (the “Fund”) seeks to provide long-term growth of capital and future income rather than current income. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund was 24.28%, and the Index was 28.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Positions in payments companies, pharmaceuticals, and communication services were the primary drivers of Fund performance during the Reporting Period relative to the Index
The Fund’s positions in payments companies such as Visa detracted from relative performance in 2021 as travel, and international travel in particular, suffered due to a resurgent COVID-19. In our view these companies have long-term secular growth prospects and strong market positions and believe that they may benefit as COVID-19 starts to fade and travel resumes. A second detractor was stock selection in pharmaceuticals, most notably Elanco Animal Health and Merck. Elanco, an animal healthcare company, has been out of favor as its suffered from a number of pandemic related headwinds, but we think it has a durable business model in a growing area. Merck has been ignored by the market during the pandemic, but in our view Merck is a dominant player in an industry with high barriers to entry. It may benefit from strong cash flow and diversified high margin businesses with further scope for growth. It has a strong oncology business, and its vaccine and animal health businesses give it less exposure to patent cliffs than other competitors. But despite all of these advantages, Merck lagged in the Reporting Period because of no clear near-term catalyst or direct COVID-19 treatments.
On the positive side, the Fund benefitted from stock selection in communication services, especially a significant overweight in Alphabet, parent company to Google, which rose more than 60% during the year. Alphabet has continued to deliver impressive results showing the strength of its business mix. Cloud revenues have been up strongly, while advertising spend is benefitting from the cyclical recovery. Another contributor in communication services was an underweight (no holdings) in the lagging telecom segment.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Alphabet, Microsoft and Applied Materials. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Fidelity National Information Services, Walt Disney and Splunk.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based onnumerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
10	Elfun Trusts

Elfun Trusts
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $3,962,647 (in thousands) as of December 31, 2021 (a)(b)
Top Ten Largest Holdings
as of December 31, 2021 (as a % of Fair Value) (a)(b)
Microsoft Corp.	7.60%
Apple Inc.	5.38%
Amazon.com Inc.	4.86%
Alphabet Inc., Class C	4.62%
Meta Platforms Inc., Class A	4.12%
JPMorgan Chase & Co.	3.73%
Johnson & Johnson	3.44%
QUALCOMM Inc.	3.22%
Visa Inc., Class A	2.97%
Mastercard Inc., Class A	2.90%
Average Annual Total Return for the years ended December 31, 2021
(Inception date 5/27/35)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Trusts	24.28%	20.66%	17.71%	$51,082
S&P 500® Index	28.71%	18.48%	16.55%	$46,257

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund - Class G Shares and State Street Treasury Money Market Fund - Premier Class.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
Elfun Trusts	11

Elfun Trusts
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
12	Elfun Trusts

Elfun Trusts
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$1,074.20	$1,024.30
Expenses Paid During Period*	$ 0.94	$ 0.92
*	Expenses are equal to the Fund's annualized expense ratio of 0.18%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

Elfun Trusts	13

Elfun Trusts
Schedule of Investments — December 31, 2021
	Number of Shares	Fair Value
Common Stock - 99.6% †
Apparel Retail - 2.4%
Ross Stores Inc.	839,800	$ 95,972,344
Application Software - 2.7%
salesforce.com Inc. (a)	235,549	59,860,067
Splunk Inc. (a)	403,522	46,695,566
		106,555,633
Biotechnology - 1.3%
Vertex Pharmaceuticals Inc. (a)	230,042	50,517,223
Cable & Satellite - 1.5%
Charter Communications Inc., Class A (a)	93,900	61,219,983
Data Processing & Outsourced Services - 7.7%
Fidelity National Information Services Inc.	664,249	72,502,778
Mastercard Inc., Class A	319,900	114,946,468
Visa Inc., Class A	542,300	117,521,833
		304,971,079
Diversified Banks - 3.7%
JPMorgan Chase & Co.	934,121	147,918,060
Financial Exchanges & Data - 1.4%
S&P Global Inc.	118,500	55,923,705
Healthcare Equipment - 1.9%
Boston Scientific Corp. (a)	1,771,203	75,240,704
Home Improvement Retail - 2.8%
Lowe's Companies Inc.	426,949	110,357,778
Hotels, Resorts & Cruise Lines - 1.2%
Marriott International Inc., Class A (a)	287,900	47,572,596
Industrial Conglomerates - 2.3%
Honeywell International Inc.	428,700	89,388,237
Industrial Gases - 1.9%
Air Products & Chemicals Inc.	251,200	76,430,112
Industrial Machinery - 2.4%
Parker-Hannifin Corp.	305,900	97,312,908
Interactive Media & Services - 11.0%
Alphabet Inc., Class C (a)	63,300	183,164,247
	Number of Shares	Fair Value
Alphabet Inc., Class A (a)	30,400	$ 88,070,016
Meta Platforms Inc., Class A (a)	485,292	163,227,964
		434,462,227
Internet & Direct Marketing Retail - 4.9%
Amazon.com Inc. (a)	57,800	192,724,852
Investment Banking & Brokerage - 1.8%
The Charles Schwab Corp.	853,400	71,770,940
Managed Healthcare - 2.8%
UnitedHealth Group Inc.	223,156	112,055,554
Movies & Entertainment - 1.7%
The Walt Disney Co. (a)	432,500	66,989,925
Multi-Utilities - 1.0%
Sempra Energy	304,997	40,345,003
Oil & Gas Exploration & Production - 2.3%
ConocoPhillips	1,243,400	89,748,612
Packaged Foods & Meats - 2.7%
Mondelez International Inc., Class A	1,588,283	105,319,046
Pharmaceuticals - 6.5%
Elanco Animal Health Inc. (a)	1,751,685	49,712,820
Johnson & Johnson	796,100	136,188,827
Merck & Company Inc.	956,776	73,327,313
		259,228,960
Property & Casualty Insurance - 1.9%
Chubb Ltd.	391,700	75,719,527
Regional Banks - 3.6%
First Republic Bank	231,200	47,745,112
Regions Financial Corp.	4,274,800	93,190,640
		140,935,752
Semiconductor Equipment - 2.0%
Applied Materials Inc.	509,100	80,111,976
Semiconductors - 6.4%
Advanced Micro Devices Inc. (a)	387,400	55,746,860
QUALCOMM Inc.	698,200	127,679,834
Texas Instruments Inc.	375,761	70,819,676
		254,246,370

See Notes to Schedules of Investments and Notes to Financial Statements.
14	Elfun Trusts

Elfun Trusts
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Specialized REITs - 1.9%
American Tower Corp.	259,929	$ 76,029,233
Systems Software - 7.6%
Microsoft Corp.	895,835	301,287,227
Technology Hardware, Storage & Peripherals - 5.4%
Apple Inc.	1,200,700	213,208,299
Trading Companies & Distributors - 1.9%
United Rentals Inc. (a)	224,267	74,521,681
Trucking - 1.0%
Lyft Inc., Class A (a)	942,100	40,255,933
Total Common Stock (Cost $1,994,127,340)		3,948,341,479
Short-Term Investments - 0.3%
State Street Institutional Treasury Money Market Fund - Premier Class 0.01% (b)(c)	7,320,718	7,320,718
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (b)(c)	6,984,701	6,984,701
Total Short-Term Investments (Cost $14,305,419)		14,305,419
Total Investments (Cost $2,008,432,759)		3,962,646,898
Other Assets and Liabilities, net - 0.1%		2,508,916
NET ASSETS - 100.0%		$ 3,965,155,814
Notes to Schedule of Investments – December 31, 2021
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund's future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund's summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Non-income producing security.
(b)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(c)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2021.
Abbreviations:
REIT - Real Estate Investment Trust

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 3,948,341,479	$ —	$ —	$ 3,948,341,479
Short-Term Investments	14,305,419	—	—	14,305,419
Total Investments in Securities	$ 3,962,646,898	$ —	$ —	$ 3,962,646,898

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Trusts	15

Elfun Trusts
Schedule of Investments, continued — December 31, 2021
Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 12/31/21	Value at 12/31/21	Dividend Income
State Street Institutional Treasury Money Market Fund - Premier Class	23,915,719	$23,915,719	$164,248,952	$180,843,953	$—	$—	7,320,718	$ 7,320,718	$ 862
State Street Institutional U.S. Government Money Market Fund - Class G Shares	22,224,983	22,224,983	164,462,925	179,703,207	—	—	6,984,701	6,984,701	3,526
TOTAL		$46,140,702	$328,711,877	$360,547,160	$—	$—		$14,305,419	$4,388
See Notes to Schedules of Investments and Notes to Financial Statements.
16	Elfun Trusts

Elfun Diversified Fund
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun Diversified Fund (the “Fund”) seeks the highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation). The Fund’s benchmarks are the S&P 500 Index, MSCI ACWI ex USA Investable Market Index and the Bloomberg U.S. Aggregate Bond Index (the “Indices”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund was 11.56%, and the returns for the S&P 500 Index, the MSCI ACWI ex USA Investable Market Index and the Bloomberg U.S. Aggregate Bond Index were 28.71%, 8.53% and -1.54% respectively. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The biggest drivers of the Fund’s performance were its positions in the S&P 500® Index and the MSCI® All Country World ex-USA Investable Market Index both of which posted strong positive returns for the year, particularly the S&P 500® Index. Investments in fixed income securities produced slightly negative absolute returns.
The Fund began the year with an overweight to cash and U.S. equities offset with an underweight to fixed income. Equities rallied in the first quarter, particularly in the latter half, as a successful rollout of vaccinations and the promise of global monetary and fiscal support lifted investor sentiment. As the equity rally picked up steam in February and March, the Fund reduced the overweight to cash to increase U.S equity exposure while maintaining an underweight to fixed income. The Fund remained overweight in equities, particularly U.S. equity, throughout the second quarter as strong economic data propelled stocks to climb higher, notably in the developed markets. A tactical reduction in fixed income was implemented in late July to increase U.S. equity exposure as implied volatilities and risky debt spreads signaled a favorable environment for growth oriented assets. However, a confluence of events weighed on investor risk appetite as we moved into the latter half of the third quarter. Lingering supply chain disruptions and elevated price pressures dampened the near-term corporate earnings outlook, while ambiguity around the pace and timing of monetary tightening combined with fears of contagion from China’s debt-laden property sector soured investor sentiment. With an environment less supportive for risk assets, the Fund reduced its tactical overweight to equities in September. The Fund remained overweight equity through October and November as strong corporate earnings allowed stocks to move higher despite headwinds arising from the monetary policy front as global central banks turned hawkish. Rising COVID-19 cases from the Omicron variant along with elevated inflation undermined investor confidence as the calendar moved further into the fourth quarter. The backdrop suggested an environment less supportive of risk assets leading to the Fund de-risking in December by removing the overweight in equites while maintaining an underweight to fixed income offset with an overweight to cash.
Global equity markets performed well in the first quarter of 2021 buoyed by a continued recovery in economic data, additional fiscal stimulus, and positive news on the COVID-19 front. The performance of developed market equities outpaced that of the emerging markets. In the U.S., the majority of the gains occurred in the latter half of the quarter as the COVID-19 infection rate continued to trend down and the vaccine rollout accelerated during the period. In March, President Biden signed into law the American Rescue Plan worth 9% of U.S. GDP leading to upgrades in consensus forecasts for U.S. growth. The Federal Reserve (“the Fed”) reassured the market in March that the current dovish policy wouldn’t change in the near term with Cleveland Fed President Charles Evans indicating there may be no rate hikes until 2024.
The S&P 500 Index gained 6.17% for the quarter with cyclical and value sectors outperforming growth. Small-cap stocks as represented by the Russell 2000 Index delivered better gains compared to their larger counterparts posting a gain of 12.70%. Outside of the U.S., international equity markets as measured by the MSCI ACWI ex USA Investable Market Index posted a gain of 3.87% for the first quarter. Emerging market equities posted a modest positive returns with the MSCI Emerging Markets Index gaining 2.34% for the quarter. The underperformance reflected lower vaccination rollouts as well as U.S. dollar strength, with the U.S. dollar registering its best quarterly performance since 2018. European equities fared better as fiscal policies were announced to efficiently use the resources of the European Recovery Fund boosting sentiment and leading to the MSCI Europe Index gaining 4.21% in the quarter.
Elfun Diversified Fund	17

Elfun Diversified Fund
Management's Discussion of Fund Performance, continued — December 31, 2021 (Unaudited)
The U.S. equity market momentum continued through the second quarter as strong economic data and corporate earnings elevated investor sentiment. The U.S. economy recorded 6.4% annualized growth in the first quarter with retail sales recording 17% above the pre-pandemic level. Inflation and growth were highlights of the quarter as the U.S. Purchasing Managers Index (PMI) for manufacturing and services rose to record levels while the May consumer inflation data represented by the U.S. Consumer Price Index (CPI) increased 5.00% year-over-year. The prospects of additional fiscal stimulus improved with President Biden outlining a $2.3 trillion American Jobs plan designed to boost infrastructure spending. The S&P 500 Index gained 8.55% in the quarter outpacing the Russell 2000 Index which gained 4.29%. European equity markets were supported by a reopening of regional economies amid an increasing vaccination rate. Eurozone PMIs reached multi-year highs in many regions as vaccinations boosted confidence in the service sector. The MSCI Europe Index posted a strong return of 7.74% for the quarter. The Pacific region was a notable laggard with the MSCI Pacific Index rising only 1.36% for the quarter. Japanese equity markets were particularly weak as a slow vaccination policy and an emergence of new forms of the Covid-19 virus weighed on performance. The MSCI ACWI ex USA Investable Market Index posted a gain of 5.76% for the quarter.
Economic growth remained strong in the third quarter as the job market in the U.S. improved with approximately 943,000 jobs added in July, the largest addition since August 2020. However, the seasonal headwinds arrived on cue in September as investors dealt with an increasing number of uncertainties, including sticky inflation as August CPI came in at 5.30% year-over-year. Debt ceiling negotiations in Washington added to the market anxiety as did the Fed announcing it could begin scaling back asset purchases as soon as November. Overall, September lived up to its reputation as the weakest month of the year as the S&P 500 Index posted a -4.65% return, its worst month since March 2020. Given positive returns in July and August the S&P 500 Index managed to post a modest gain of 0.58% in the third quarter. The Russell 2000 Index declined by -4.36% for the third quarter. International equity markets experienced poor performance in the third quarter with the MSCI ACWI ex USA Investable Market Index falling 2.45%. China was a notable drag on Emerging market equity performance as fears around the potential default of a large Chinese property developer (Evergrande) created market volatility and worries about the potential spillover effects across the globe. Tighter government regulations in China including increased scrutiny of the technology sector and reforms to stabilize the housing market resulted in China equities selling off with the MSCI China Index losing 18.13% for the quarter and the MSCI Emerging Markets Index falling 7.97%, respectively.
An increase in COVID-19 infections and rising inflation were the two main risks for global equity markets in the fourth quarter. In a continuation of a theme which played out throughout 2021, developed market equities mitigated those risks better than their emerging market counterparts. The quarter began with a strong corporate earnings season as more than 80% of S&P 500 companies beat their earnings estimates, propelling the S&P 500 Index to a gain of 7.01% for the month of October, its best monthly performance of the year. The bipartisan Infrastructure and Jobs Act was passed in early November and it appeared the equity market would continue to climb the “wall of worry”. However, the arrival of the COVID-19 Omicron variant threatened to further exacerbate supply chain bottlenecks. The increase in COVID-19 cases coupled with inflation showing no signs of transitioning lower, the Consumer Price Index surged 6.20% in October crossing above 6.00% for the first time since 1990, temporarily halted the equity rally. The inflation spike forced the Fed to taper bond purchases faster than expected and to move up their rate hike probabilities in 2022. Nonetheless, market volatility subsided as investors responded favorably to reports that the Omicron variant, while more infectious, is less lethal than past variants. The S&P 500 Index gained 11.03% during the quarter and gained 28.71% for the Reporting Period. Small-cap companies lagged on a relative basis with the Russell 2000 Index gaining 2.14% for the fourth quarter and 14.82% for the Reporting Period. The Euro area posted a positive return for the 4th quarter despite higher energy prices helping to lift inflation to 4.9% year-over-year in November, the highest reading since July 1991. Strong corporate profits and economic resilience offset the aforementioned risks as the MSCI Europe Index gained 5.72% for the quarter, and 16.97% for the Reporting Period. Emerging market equities displayed no such resilience as the MSCI Emerging markets Index fell 1.24% for the fourth quarter and drastically underperformed developed markets for the year posting a return of -2.22% for the Reporting Period. Overall, the MSCI ACWI ex USA Investable Market Index gained 1.71% in the fourth quarter and 8.99% for the Reporting Period.
Within fixed income, large bear steepening moves were witnessed in U.S. treasury yields in the first quarter. The 5 year and 10 year U.S. Treasury yields rose by 58 and 83 basis points, respectively, leading to a pickup in volatility across risk assets. Progress in COVID-19 vaccinations, the move higher in commodity prices, and the signing of the third stimulus
18	Elfun Diversified Fund

Elfun Diversified Fund
Management's Discussion of Fund Performance, continued — December 31, 2021 (Unaudited)
package in the U.S. led to markets expecting a reflationary environment, which in turn saw the return of long-suppressed term premia in U.S. Treasury yields. In June, the Fed indicated through their “dot plot” projections that interest rates would rise earlier than expected, which resulted in curve flattening as the 2 year U.S. Treasury yield rose following the meeting and the 10 year U.S. Treasury yield fell. The 2 year to 10 year U.S. Treasury yield flattened by 36 basis points for the second quarter. Meanwhile U.S. investment grade credit spreads tightened further in the second quarter after spreads tightened modestly, 5 basis points, in the first quarter. Positive earnings outlook and business sentiment lead to spreads tightening by 11 basis points in the second quarter, ending at 80 basis points over treasuries, a new post financial crisis tight.
Treasury yields initially fell in the third quarter but reversed course in the latter half as Fed chairman Powell announced tapering asset purchases may begin as soon as November. The 10 year Treasury yield increased 18 basis points in September to 1.49% up one basis point overall for the quarter. U.S. investment grade spreads widened 4 basis points over the third quarter finishing at 84 basis points above Treasuries. In the final quarter of the year, the U.S. 10 year Treasury yield reached a high of 1.70% in October only to fall as low as 1.36% in December as the market dealt with conflicting narratives. Increased inflation fears and expectations of policy tightening initially lead to rising yields, but the Omicron variant sent yields lower as investors looked for safety amid the increasing COVID-19 infection rate. Overall, the U.S. 10 year yield ended the quarter little changed up 2 basis points ending the year at 1.51%. The U.S. Treasury curve flattened considerably in the fourth quarter as the U.S. 2 year Treasury yield increased from .28% to .73%. U.S. Investment grade credit spreads widened by 8 basis points over the fourth quarter to end the year at 92 basis points over Treasuries. Overall, U.S. Investment grade bonds as proxied by the Bloomberg U.S. Aggregate Bond Index posted slightly negative returns for the year, losing 1.54% for the Reporting Period.
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration and also used equity index futures to actively manage equity exposure during the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Elfun Diversified Fund	19

Elfun Diversified Fund
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $220,790 (in thousands) as of December 31, 2021 (a)(b)
Top Ten Largest Equity Holdings
as of December 31, 2021 (as a % of Fair Value) (a)(b)
Apple Inc.	2.32%
Microsoft Corp.	2.12%
Amazon.com Inc.	1.22%
Alphabet Inc., Class A	0.73%
Tesla Inc.	0.72%
Alphabet Inc., Class C	0.68%
Meta Platforms Inc., Class A	0.67%
NVIDIA Corp.	0.62%
Berkshire Hathaway Inc., Class B	0.46%
UnitedHealth Group Inc.	0.40%
Average Annual Total Return for the years ended December 31, 2021
(Inception date 1/1/88)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Diversified Fund	11.56%	10.30%	8.92%	$23,504
S&P 500® Index	28.71%	18.48%	16.55%	$46,257
MSCI ACWI ex USA Investable Market Index	8.53%	9.83%	7.57%	$20,737
Bloomberg U.S. Aggregate Bond Index	(1.54)%	3.57%	2.90%	$13,307

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(b)	Fair Value basis is inclusive of short-term investment in affiliated money market funds.
20	Elfun Diversified Fund

Elfun Diversified Fund
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
Elfun Diversified Fund	21

Elfun Diversified Fund
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$1,038.30	$1,023.80
Expenses Paid During Period*	$ 1.44	$ 1.43
*	Expenses are equal to the Fund's annualized net expense ratio of 0.28%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

22	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments — December 31, 2021
	Number of Shares	Fair Value
Domestic Equity - 34.4% †
Common Stock - 34.4%
Advertising - 0.0% *
Omnicom Group Inc.	441	$ 32,312
The Interpublic Group of Companies Inc. (a)	766	28,687
		60,999
Aerospace & Defense - 0.5%
General Dynamics Corp. (a)	425	88,600
Howmet Aerospace Inc. (a)	819	26,069
Huntington Ingalls Industries Inc. (a)	71	13,258
L3Harris Technologies Inc. (a)	359	76,553
Lockheed Martin Corp. (a)	453	161,001
Northrop Grumman Corp. (a)	274	106,057
Raytheon Technologies Corp. (a)	2,807	241,570
Textron Inc. (a)	398	30,726
The Boeing Co. (a)(b)	1,022	205,749
TransDigm Group Inc. (a)(b)	95	60,447
		1,010,030
Agricultural & Farm Machinery - 0.1%
Deere & Co. (a)	522	178,989
Agricultural Products - 0.0% *
Archer-Daniels-Midland Co. (a)	1,009	68,198
Air Freight & Logistics - 0.2%
CH Robinson Worldwide Inc. (a)	213	22,925
Expeditors International of Washington Inc. (a)	336	45,121
FedEx Corp. (a)	450	116,388
United Parcel Service Inc., Class B (a)	1,352	289,788
		474,222
Airlines - 0.1%
Alaska Air Group Inc. (a)(b)	252	13,129
American Airlines Group Inc. (a)(b)	1,294	23,240
Delta Air Lines Inc. (a)(b)	1,200	46,896
Southwest Airlines Co. (a)(b)	1,166	49,952
United Airlines Holdings Inc. (a)(b)	636	27,844
		161,061
	Number of Shares	Fair Value
Alternative Carriers - 0.0% *
Lumen Technologies Inc. (a)	1,574	$ 19,754
Apparel Retail - 0.1%
Ross Stores Inc. (a)	689	78,739
The Gap Inc. (a)	530	9,354
The TJX Companies Inc. (a)	2,229	169,226
		257,319
Apparel, Accessories & Luxury Goods - 0.1%
PVH Corp. (a)	134	14,291
Ralph Lauren Corp. (a)	113	13,431
Tapestry Inc. (a)	536	21,762
Under Armour Inc., Class A (a)(b)	379	8,031
Under Armour Inc., Class C (a)(b)	482	8,695
VF Corp. (a)	624	45,689
		111,899
Application Software - 0.9%
Adobe Inc. (b)	884	501,281
ANSYS Inc. (a)(b)	159	63,778
Autodesk Inc. (a)(b)	404	113,601
Cadence Design Systems Inc. (a)(b)	508	94,666
Ceridian HCM Holding Inc. (a)(b)	264	27,577
Citrix Systems Inc. (a)	252	23,837
Intuit Inc. (a)	525	337,691
Paycom Software Inc. (a)(b)	96	39,858
PTC Inc. (a)(b)	200	24,230
salesforce.com Inc. (a)(b)	1,819	462,262
Synopsys Inc. (a)(b)	280	103,180
Tyler Technologies Inc. (a)(b)	78	41,960
		1,833,921
Asset Management & Custody Banks - 0.3%
Ameriprise Financial Inc. (a)	200	60,332
BlackRock Inc. (a)	265	242,624
Franklin Resources Inc. (a)	592	19,826
Invesco Ltd. (a)	609	14,019
Northern Trust Corp. (a)	407	48,681
State Street Corp. (a)(c)	712	66,216
T Rowe Price Group Inc. (a)	411	80,819
The Bank of New York Mellon Corp. (a)	1,395	81,022
		613,539

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	23

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Auto Parts & Equipment - 0.0% *
BorgWarner Inc.	439	$ 19,786
Automobile Manufacturers - 0.9%
Ford Motor Co. (a)	7,215	149,855
General Motors Co. (a)(b)	2,633	154,373
Tesla Inc. (a)(b)	1,505	1,590,454
		1,894,682
Automotive Retail - 0.1%
Advance Auto Parts Inc.	111	26,627
AutoZone Inc. (a)(b)	38	79,663
CarMax Inc. (a)(b)	314	40,892
O'Reilly Automotive Inc. (a)(b)	123	86,866
		234,048
Biotechnology - 0.6%
AbbVie Inc. (a)	3,283	444,518
Amgen Inc. (a)	1,043	234,644
Biogen Inc. (a)(b)	268	64,299
Gilead Sciences Inc. (a)	2,276	165,260
Incyte Corp. (a)(b)	394	28,920
Moderna Inc. (a)(b)	652	165,595
Regeneron Pharmaceuticals Inc. (a)(b)	195	123,146
Vertex Pharmaceuticals Inc. (a)(b)	467	102,553
		1,328,935
Brewers - 0.0% *
Molson Coors Beverage Co., Class B (a)	381	17,659
Broadcasting - 0.0% *
Discovery Inc., Class A (a)(b)	361	8,498
Discovery Inc., Class C (a)(b)	697	15,961
Fox Corp., Class A (a)	597	22,029
Fox Corp., Class B (a)	283	9,699
ViacomCBS Inc., Class B (a)	1,204	36,337
		92,524
Building Products - 0.1%
A O Smith Corp. (a)	200	17,170
Carrier Global Corp. (a)	1,613	87,489
Fortune Brands Home & Security Inc. (a)	238	25,442
Johnson Controls International PLC (a)	1,285	104,484
	Number of Shares	Fair Value
Masco Corp. (a)	473	$ 33,214
		267,799
Cable & Satellite - 0.3%
Charter Communications Inc., Class A (a)(b)	228	148,649
Comcast Corp., Class A (a)	8,425	424,030
DISH Network Corp., Class A (a)(b)	532	17,258
		589,937
Casinos & Gaming - 0.1%
Caesars Entertainment Inc. (a)(b)	382	35,729
Las Vegas Sands Corp. (a)(b)	671	25,256
MGM Resorts International (a)	720	32,314
Penn National Gaming Inc. (a)(b)	300	15,555
Wynn Resorts Ltd. (a)(b)	233	19,814
		128,668
Commodity Chemicals - 0.1%
Dow Inc. (a)	1,422	80,656
LyondellBasell Industries N.V., Class A (a)	456	42,057
		122,713
Communications Equipment - 0.3%
Arista Networks Inc. (b)	400	57,500
Cisco Systems Inc. (a)	7,813	495,110
F5 Inc. (a)(b)	117	28,631
Juniper Networks Inc. (a)	645	23,033
Motorola Solutions Inc. (a)	305	82,868
		687,142
Computer & Electronics Retail - 0.0% *
Best Buy Company Inc. (a)	397	40,335
Construction & Engineering - 0.0% *
Quanta Services Inc. (a)	292	33,481
Construction Machinery & Heavy Trucks - 0.2%
Caterpillar Inc. (a)	1,001	206,947
Cummins Inc. (a)	279	60,861
PACCAR Inc. (a)	629	55,515
Westinghouse Air Brake Technologies Corp. (a)	299	27,541
		350,864

See Notes to Schedules of Investments and Notes to Financial Statements.
24	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Construction Materials - 0.0% *
Martin Marietta Materials Inc. (a)	120	$ 52,863
Vulcan Materials Co. (a)	259	53,763
		106,626
Consumer Finance - 0.2%
American Express Co. (a)	1,160	189,776
Capital One Financial Corp. (a)	783	113,605
Discover Financial Services (a)	533	61,594
Synchrony Financial (a)	1,003	46,529
		411,504
Copper - 0.1%
Freeport-McMoRan Inc. (a)	2,727	113,798
Data Processing & Outsourced Services - 1.1%
Automatic Data Processing Inc. (a)	779	192,086
Broadridge Financial Solutions Inc. (a)	222	40,586
Fidelity National Information Services Inc. (a)	1,121	122,357
Fiserv Inc. (a)(b)	1,093	113,442
FleetCor Technologies Inc. (a)(b)	144	32,233
Global Payments Inc. (a)	529	71,510
Jack Henry & Associates Inc. (a)	157	26,217
Mastercard Inc., Class A (a)	1,612	579,224
Paychex Inc. (a)	618	84,357
PayPal Holdings Inc. (a)(b)	2,182	411,482
Visa Inc., Class A (a)	3,118	675,702
		2,349,196
Distillers & Vintners - 0.0% *
Brown-Forman Corp., Class B (a)	362	26,375
Constellation Brands Inc., Class A (a)	300	75,291
		101,666
Distributors - 0.1%
Genuine Parts Co. (a)	273	38,275
LKQ Corp. (a)	536	32,176
Pool Corp. (a)	77	43,582
		114,033
	Number of Shares	Fair Value
Diversified Banks - 1.0%
Bank of America Corp. (a)	13,391	$ 595,766
Citigroup Inc. (a)	3,714	224,288
JPMorgan Chase & Co. (a)	5,462	864,908
U.S. Bancorp (a)	2,453	137,785
Wells Fargo & Co. (a)	7,432	356,587
		2,179,334
Diversified Support Services - 0.1%
Cintas Corp. (a)	155	68,691
Copart Inc. (a)(b)	413	62,619
		131,310
Drug Retail - 0.0% *
Walgreens Boots Alliance Inc. (a)	1,287	67,130
Electric Utilities - 0.6%
Alliant Energy Corp. (a)	434	26,678
American Electric Power Company Inc. (a)	908	80,785
Duke Energy Corp. (a)	1,420	148,958
Edison International (a)	743	50,710
Entergy Corp. (a)	400	45,060
Evergy Inc. (a)	406	27,856
Eversource Energy (a)	612	55,680
Exelon Corp. (a)	1,823	105,296
FirstEnergy Corp. (a)	1,062	44,169
NextEra Energy Inc. (a)	3,640	339,830
NRG Energy Inc. (a)	455	19,601
Pinnacle West Capital Corp. (a)	200	14,118
PPL Corp. (a)	1,455	43,737
The Southern Co. (a)	1,906	130,714
Xcel Energy Inc. (a)	966	65,398
		1,198,590
Electrical Components & Equipment - 0.2%
AMETEK Inc. (a)	421	61,904
Eaton Corporation PLC (a)	734	126,850
Emerson Electric Co. (a)	1,089	101,245
Generac Holdings Inc. (a)(b)	109	38,359
Rockwell Automation Inc. (a)	212	73,956
		402,314
Electronic Components - 0.1%
Amphenol Corp., Class A (a)	1,097	95,944
Corning Inc. (a)	1,440	53,611
		149,555

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	25

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Electronic Equipment & Instruments - 0.1%
Keysight Technologies Inc. (a)(b)	336	$ 69,387
Teledyne Technologies Inc. (a)(b)	83	36,262
Trimble Inc. (a)(b)	500	43,595
Zebra Technologies Corp., Class A (a)(b)	104	61,901
		211,145
Electronic Manufacturing Services - 0.0% *
IPG Photonics Corp. (a)(b)	83	14,288
Environmental & Facilities Services - 0.1%
Republic Services Inc. (a)	362	50,481
Rollins Inc. (a)	425	14,539
Waste Management Inc. (a)	708	118,165
		183,185
Fertilizers & Agricultural Chemicals - 0.1%
CF Industries Holdings Inc. (a)	401	28,383
Corteva Inc. (a)	1,282	60,613
FMC Corp. (a)	241	26,483
The Mosaic Co. (a)	730	28,682
		144,161
Financial Exchanges & Data - 0.4%
Cboe Global Markets Inc. (a)	225	29,340
CME Group Inc. (a)	663	151,469
FactSet Research Systems Inc.	67	32,563
Intercontinental Exchange Inc. (a)	1,039	142,104
MarketAxess Holdings Inc. (a)	67	27,555
Moody's Corp. (a)	298	116,393
MSCI Inc. (a)	151	92,516
Nasdaq Inc. (a)	226	47,462
S&P Global Inc. (a)	446	210,481
		849,883
Food Distributors - 0.0% *
Sysco Corp. (a)	928	72,894
Food Retail - 0.0% *
The Kroger Co. (a)	1,181	53,452
Footwear - 0.2%
NIKE Inc., Class B (a)	2,372	395,341
	Number of Shares	Fair Value
Gas Utilities - 0.0% *
Atmos Energy Corp. (a)	243	$ 25,459
General Merchandise Stores - 0.2%
Dollar General Corp. (a)	428	100,935
Dollar Tree Inc. (a)(b)	409	57,473
Target Corp. (a)	903	208,990
		367,398
Gold - 0.0% *
Newmont Corp. (a)	1,455	90,239
Health Care REITs - 0.1%
Healthpeak Properties Inc. (a)	927	33,455
Ventas Inc. (a)	718	36,704
Welltower Inc. (a)	776	66,558
		136,717
Healthcare Distributors - 0.1%
AmerisourceBergen Corp. (a)	267	35,482
Cardinal Health Inc. (a)	500	25,745
Henry Schein Inc. (a)(b)	264	20,468
McKesson Corp. (a)	278	69,102
		150,797
Healthcare Equipment - 0.9%
Abbott Laboratories (a)	3,284	462,190
ABIOMED Inc. (a)(b)	93	33,403
Baxter International Inc.	902	77,428
Becton Dickinson & Co. (a)	529	133,033
Boston Scientific Corp. (a)(b)	2,599	110,406
Dexcom Inc. (a)(b)	178	95,577
Edwards Lifesciences Corp. (a)(b)	1,151	149,112
Hologic Inc. (a)(b)	454	34,758
IDEXX Laboratories Inc. (a)(b)	156	102,720
Intuitive Surgical Inc. (a)(b)	661	237,497
ResMed Inc. (a)	284	73,976
STERIS PLC (a)	192	46,735
Stryker Corp. (a)	620	165,800
Teleflex Inc. (a)	88	28,906
Zimmer Biomet Holdings Inc. (a)	413	52,468
		1,804,009
Healthcare Facilities - 0.1%
HCA Healthcare Inc. (a)	440	113,045

See Notes to Schedules of Investments and Notes to Financial Statements.
26	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Universal Health Services Inc., Class B (a)	152	$ 19,708
		132,753
Healthcare Services - 0.2%
Cigna Corp. (a)	611	140,304
CVS Health Corp. (a)	2,446	252,329
DaVita Inc. (a)(b)	138	15,699
Laboratory Corporation of America Holdings (a)(b)	174	54,673
Quest Diagnostics Inc. (a)	232	40,138
		503,143
Healthcare Supplies - 0.1%
Align Technology Inc. (a)(b)	134	88,062
DENTSPLY SIRONA Inc. (a)	453	25,273
The Cooper Companies Inc. (a)	86	36,029
		149,364
Healthcare Technology - 0.0% *
Cerner Corp. (a)	563	52,286
Home Building - 0.1%
D.R. Horton Inc. (a)	609	66,046
Lennar Corp., Class A (a)	509	59,126
NVR Inc. (a)(b)	6	35,453
PulteGroup Inc. (a)	499	28,523
		189,148
Home Furnishings - 0.0% *
Mohawk Industries Inc. (a)(b)	85	15,485
Home Improvement Retail - 0.5%
Lowe's Companies Inc. (a)	1,284	331,888
The Home Depot Inc. (a)	1,950	809,270
		1,141,158
Hotel & Resort REITs - 0.0% *
Host Hotels & Resorts Inc. (a)(b)	1,433	24,920
Hotels, Resorts & Cruise Lines - 0.2%
Booking Holdings Inc. (a)(b)	76	182,341
Carnival Corp. (a)(b)	1,599	32,172
Expedia Group Inc. (a)(b)	251	45,361
Hilton Worldwide Holdings Inc. (a)(b)	502	78,307
Marriott International Inc., Class A (a)(b)	500	82,620
	Number of Shares	Fair Value
Norwegian Cruise Line Holdings Ltd. (a)(b)	648	$ 13,440
Royal Caribbean Cruises Ltd. (a)(b)	378	29,068
		463,309
Household Appliances - 0.0% *
Whirlpool Corp. (a)	118	27,690
Household Products - 0.5%
Church & Dwight Company Inc. (a)	455	46,638
Colgate-Palmolive Co. (a)	1,553	132,533
Kimberly-Clark Corp. (a)	608	86,895
The Clorox Co. (a)	244	42,544
The Procter & Gamble Co. (a)	4,500	736,110
		1,044,720
Housewares & Specialties - 0.0% *
Newell Brands Inc. (a)	812	17,734
Human Resource & Employment Services - 0.0% *
Robert Half International Inc. (a)	209	23,308
Hypermarkets & Super Centers - 0.4%
Costco Wholesale Corp. (a)	821	466,082
Walmart Inc. (a)	2,640	381,981
		848,063
Independent Power Producers & Energy Traders - 0.0% *
The AES Corp.	1,324	32,173
Industrial Conglomerates - 0.3%
3M Co. (a)	1,065	189,176
General Electric Co. (a)	1,995	188,467
Honeywell International Inc. (a)	1,276	266,059
Roper Technologies Inc. (a)	193	94,929
		738,631
Industrial Gases - 0.1%
Air Products & Chemicals Inc. (a)	408	124,138
Industrial Machinery - 0.3%
Dover Corp. (a)	281	51,030
Fortive Corp. (a)	693	52,869
IDEX Corp. (a)	156	36,866

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	27

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Illinois Tool Works Inc. (a)	526	$ 129,817
Ingersoll Rand Inc. (a)	759	46,959
Otis Worldwide Corp. (a)	756	65,825
Parker-Hannifin Corp. (a)	232	73,804
Snap-on Inc. (a)	109	23,476
Stanley Black & Decker Inc. (a)	316	59,604
Xylem Inc. (a)	347	41,612
		581,862
Industrial REITs - 0.1%
Duke Realty Corp. (a)	705	46,276
Prologis Inc. (a)	1,369	230,485
		276,761
Insurance Brokers - 0.2%
Aon PLC, Class A (a)	406	122,028
Arthur J Gallagher & Co. (a)	402	68,207
Brown & Brown Inc. (a)	400	28,112
Marsh & McLennan Companies Inc. (a)	932	162,000
		380,347
Integrated Oil & Gas - 0.4%
Chevron Corp. (a)	3,580	420,113
Exxon Mobil Corp. (a)	7,865	481,259
Occidental Petroleum Corp. (a)	1,547	44,848
		946,220
Integrated Telecommunication Services - 0.3%
AT&T Inc. (a)	13,203	324,794
Verizon Communications Inc. (a)	7,650	397,494
		722,288
Interactive Home Entertainment - 0.1%
Activision Blizzard Inc.	1,428	95,005
Electronic Arts Inc. (a)	516	68,061
Take-Two Interactive Software Inc. (a)(b)	231	41,053
		204,119
Interactive Media & Services - 2.2%
Alphabet Inc., Class C (a)(b)	516	1,493,092
Alphabet Inc., Class A (a)(b)	557	1,613,651
Match Group Inc. (a)(b)	498	65,861
Meta Platforms Inc., Class A (a)(b)	4,389	1,476,240
	Number of Shares	Fair Value
Twitter Inc. (a)(b)	1,534	$ 66,300
		4,715,144
Internet & Direct Marketing Retail - 1.3%
Amazon.com Inc. (a)(b)	807	2,690,812
eBay Inc. (a)	1,144	76,076
Etsy Inc. (a)(b)	219	47,948
		2,814,836
Internet Services & Infrastructure - 0.0% *
Akamai Technologies Inc. (a)(b)	308	36,049
VeriSign Inc. (a)(b)	193	48,987
		85,036
Investment Banking & Brokerage - 0.4%
Morgan Stanley (a)	2,651	260,222
Raymond James Financial Inc. (a)	351	35,241
The Charles Schwab Corp. (a)	2,790	234,639
The Goldman Sachs Group Inc. (a)	629	240,624
		770,726
IT Consulting & Other Services - 0.2%
Cognizant Technology Solutions Corp., Class A (a)	944	83,752
DXC Technology Co. (a)(b)	486	15,644
EPAM Systems Inc. (b)	100	66,845
Gartner Inc. (a)(b)	149	49,814
International Business Machines Corp. (a)	1,660	221,875
		437,930
Leisure Products - 0.0% *
Hasbro Inc. (a)	250	25,445
Life & Health Insurance - 0.1%
Aflac Inc.	1,114	65,046
Globe Life Inc. (a)	195	18,275
Lincoln National Corp. (a)	284	19,386
MetLife Inc. (a)	1,320	82,487
Principal Financial Group Inc. (a)	426	30,813
Prudential Financial Inc. (a)	690	74,686
		290,693
Life Sciences Tools & Services - 0.7%
Agilent Technologies Inc. (a)	555	88,606

See Notes to Schedules of Investments and Notes to Financial Statements.
28	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Bio-Rad Laboratories Inc., Class A (b)	44	$ 33,245
Bio-Techne Corp. (a)	74	38,283
Charles River Laboratories International Inc. (a)(b)	100	37,678
Danaher Corp. (a)	1,181	388,561
Illumina Inc. (a)(b)	288	109,567
IQVIA Holdings Inc. (a)(b)	351	99,031
Mettler-Toledo International Inc. (a)(b)	41	69,585
PerkinElmer Inc. (a)	219	44,032
Thermo Fisher Scientific Inc. (a)	732	488,420
Waters Corp. (a)(b)	118	43,967
West Pharmaceutical Services Inc. (a)	143	67,068
		1,508,043
Managed Healthcare - 0.6%
Anthem Inc.	449	208,129
Centene Corp. (a)(b)	1,054	86,850
Humana Inc. (a)	236	109,471
UnitedHealth Group Inc. (a)	1,741	874,226
		1,278,676
Metal & Glass Containers - 0.0% *
Ball Corp. (a)	561	54,007
Movies & Entertainment - 0.5%
Live Nation Entertainment Inc. (a)(b)	247	29,563
Netflix Inc. (a)(b)	823	495,808
The Walt Disney Co. (a)(b)	3,376	522,909
		1,048,280
Multi-Line Insurance - 0.1%
American International Group Inc. (a)	1,482	84,267
Assurant Inc. (a)	116	18,080
The Hartford Financial Services Group Inc. (a)	658	45,428
		147,775
Multi-Sector Holdings - 0.5%
Berkshire Hathaway Inc., Class B (a)(b)	3,386	1,012,414
Multi-Utilities - 0.3%
Ameren Corp. (a)	493	43,882
CenterPoint Energy Inc. (a)	1,240	34,608
	Number of Shares	Fair Value
CMS Energy Corp. (a)	550	$ 35,778
Consolidated Edison Inc. (a)	642	54,775
Dominion Energy Inc. (a)	1,491	117,133
DTE Energy Co. (a)	371	44,349
NiSource Inc. (a)	792	21,867
Public Service Enterprise Group Inc. (a)	908	60,591
Sempra Energy (a)	565	74,738
WEC Energy Group Inc. (a)	610	59,213
		546,934
Office REITs - 0.0% *
Alexandria Real Estate Equities Inc. (a)	267	59,530
Boston Properties Inc. (a)	275	31,675
Vornado Realty Trust (a)	312	13,060
		104,265
Oil & Gas Equipment & Services - 0.1%
Baker Hughes Co. (a)	1,615	38,857
Halliburton Co. (a)	1,763	40,320
Schlumberger N.V. (a)	2,550	76,372
		155,549
Oil & Gas Exploration & Production - 0.3%
APA Corp. (a)	721	19,388
ConocoPhillips (a)	2,440	176,119
Coterra Energy Inc. (a)	1,395	26,505
Devon Energy Corp. (a)	1,086	47,838
Diamondback Energy Inc. (a)	337	36,345
EOG Resources Inc. (a)	1,073	95,315
Hess Corp. (a)	489	36,201
Marathon Oil Corp. (a)	1,599	26,255
Pioneer Natural Resources Co. (a)	402	73,116
		537,082
Oil & Gas Refining & Marketing - 0.1%
Marathon Petroleum Corp. (a)	1,168	74,740
Phillips 66 (a)	796	57,678
Valero Energy Corp. (a)	741	55,657
		188,075
Oil & Gas Storage & Transportation - 0.1%
Kinder Morgan Inc. (a)	3,804	60,332
ONEOK Inc. (a)	863	50,710
The Williams Companies Inc. (a)	2,331	60,699
		171,741

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	29

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Packaged Foods & Meats - 0.3%
Campbell Soup Co. (a)	441	$ 19,166
Conagra Brands Inc. (a)	926	31,623
General Mills Inc. (a)	1,164	78,430
Hormel Foods Corp. (a)	517	25,235
Kellogg Co. (a)	438	28,216
Lamb Weston Holdings Inc. (a)	262	16,606
McCormick & Company Inc. (a)	476	45,986
Mondelez International Inc., Class A (a)	2,578	170,947
The Hershey Co. (a)	280	54,172
The J M Smucker Co. (a)	220	29,880
The Kraft Heinz Co. (a)	1,363	48,932
Tyson Foods Inc., Class A (a)	507	44,190
		593,383
Paper Packaging - 0.1%
Avery Dennison Corp. (a)	171	37,033
International Paper Co. (a)	744	34,953
Packaging Corporation of America (a)	193	26,277
Sealed Air Corp. (a)	264	17,812
Westrock Co. (a)	533	23,644
		139,719
Personal Products - 0.1%
The Estee Lauder Companies Inc., Class A (a)	428	158,446
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co. (a)	4,097	255,448
Catalent Inc. (a)(b)	326	41,738
Eli Lilly & Co. (a)	1,474	407,148
Johnson & Johnson (a)	4,897	837,730
Merck & Company Inc. (a)	4,672	358,062
Organon & Co. (a)	487	14,829
Pfizer Inc. (a)	10,439	616,423
Viatris Inc. (a)	2,287	30,943
Zoetis Inc. (a)	876	213,770
		2,776,091
Property & Casualty Insurance - 0.2%
Cincinnati Financial Corp. (a)	286	32,584
Loews Corp. (a)	411	23,739
The Allstate Corp. (a)	521	61,296
The Progressive Corp. (a)	1,076	110,451
The Travelers Companies Inc. (a)	441	68,986
	Number of Shares	Fair Value
WR Berkley Corp. (a)	300	$ 24,717
		321,773
Publishing - 0.0% *
News Corp., Class A (a)	811	18,093
News Corp., Class B (a)	342	7,695
		25,788
Railroads - 0.3%
CSX Corp. (a)	4,049	152,242
Norfolk Southern Corp. (a)	448	133,374
Union Pacific Corp. (a)	1,192	300,301
		585,917
Real Estate Services - 0.0% *
CBRE Group Inc., Class A (a)(b)	609	66,083
Regional Banks - 0.4%
Citizens Financial Group Inc. (a)	801	37,847
Comerica Inc. (a)	266	23,142
Fifth Third Bancorp (a)	1,239	53,959
First Republic Bank (a)	327	67,529
Huntington Bancshares Inc. (a)	2,534	39,074
KeyCorp (a)	1,872	43,299
M&T Bank Corp. (a)	230	35,323
People's United Financial Inc. (a)	850	15,147
Regions Financial Corp. (a)	1,897	41,355
Signature Bank	100	32,347
SVB Financial Group (a)(b)	113	76,641
The PNC Financial Services Group Inc. (a)	780	156,406
Truist Financial Corp. (a)	2,477	145,028
Zions Bancorp NA (a)	252	15,916
		783,013
Research & Consulting Services - 0.1%
Equifax Inc. (a)	222	64,999
Jacobs Engineering Group Inc. (a)	253	35,225
Leidos Holdings Inc. (a)	292	25,959
Nielsen Holdings PLC (a)	801	16,429
Verisk Analytics Inc. (a)	314	71,821
		214,433

See Notes to Schedules of Investments and Notes to Financial Statements.
30	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Residential REITs - 0.1%
AvalonBay Communities Inc. (a)	254	$ 64,158
Equity Residential (a)	619	56,019
Essex Property Trust Inc. (a)	124	43,677
Mid-America Apartment Communities Inc. (a)	223	51,165
UDR Inc. (a)	517	31,015
		246,034
Restaurants - 0.4%
Chipotle Mexican Grill Inc. (a)(b)	52	90,909
Darden Restaurants Inc. (a)	249	37,509
Domino's Pizza Inc. (a)	65	36,682
McDonald's Corp. (a)	1,387	371,813
Starbucks Corp. (a)	2,186	255,696
Yum! Brands Inc. (a)	535	74,290
		866,899
Retail REITs - 0.1%
Federal Realty Investment Trust (a)	139	18,948
Kimco Realty Corp. (a)	1,210	29,827
Realty Income Corp. (a)	1,074	76,888
Regency Centers Corp. (a)	234	17,632
Simon Property Group Inc. (a)	603	96,341
		239,636
Semiconductor Equipment - 0.3%
Applied Materials Inc. (a)	1,673	263,263
Enphase Energy Inc. (a)(b)	267	48,845
KLA Corp. (a)	279	120,001
Lam Research Corp. (a)	260	186,979
Teradyne Inc. (a)	317	51,839
		670,927
Semiconductors - 1.9%
Advanced Micro Devices Inc. (b)	2,213	318,451
Analog Devices Inc. (a)	993	174,540
Broadcom Inc. (a)	765	509,039
Intel Corp. (a)	7,526	387,589
Microchip Technology Inc. (a)	1,060	92,284
Micron Technology Inc. (a)	2,044	190,398
Monolithic Power Systems Inc. (a)	83	40,946
NVIDIA Corp. (a)	4,625	1,360,259
Qorvo Inc. (a)(b)	196	30,652
	Number of Shares	Fair Value
QUALCOMM Inc. (a)	2,079	$ 380,187
Skyworks Solutions Inc. (a)	292	45,301
Texas Instruments Inc. (a)	1,713	322,849
Xilinx Inc. (a)	476	100,926
		3,953,421
Soft Drinks - 0.4%
Monster Beverage Corp. (a)(b)	677	65,019
PepsiCo Inc. (a)	2,568	446,088
The Coca-Cola Co. (a)	7,182	425,246
		936,353
Specialized REITs - 0.5%
American Tower Corp. (a)	843	246,577
Crown Castle International Corp. (a)	798	166,575
Digital Realty Trust Inc. (a)	546	96,571
Equinix Inc. (a)	166	140,409
Extra Space Storage Inc. (a)	258	58,496
Iron Mountain Inc. (a)	605	31,660
Public Storage (a)	280	104,877
SBA Communications Corp. (a)	199	77,415
Weyerhaeuser Co. (a)	1,331	54,811
		977,391
Specialty Chemicals - 0.3%
Albemarle Corp. (a)	201	46,988
Celanese Corp. (a)	194	32,604
DuPont de Nemours Inc. (a)	940	75,933
Eastman Chemical Co. (a)	266	32,162
Ecolab Inc. (a)	458	107,442
International Flavors & Fragrances Inc. (a)	464	69,902
PPG Industries Inc. (a)	458	78,977
The Sherwin-Williams Co. (a)	445	156,711
		600,719
Specialty Stores - 0.1%
Bath & Body Works Inc. (a)	487	33,988
Tractor Supply Co. (a)	221	52,730
Ulta Beauty Inc. (a)(b)	108	44,533
		131,251
Steel - 0.0% *
Nucor Corp. (a)	520	59,358
Systems Software - 2.5%
Fortinet Inc. (a)(b)	249	89,491

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	31

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Microsoft Corp. (a)	13,905	$ 4,676,530
NortonLifeLock Inc. (a)	1,123	29,175
Oracle Corp. (a)	2,968	258,839
ServiceNow Inc. (a)(b)	368	238,872
		5,292,907
Technology Distributors - 0.0% *
CDW Corp. (a)	245	50,171
Technology Hardware, Storage & Peripherals - 2.5%
Apple Inc. (a)	28,867	5,125,913
Hewlett Packard Enterprise Co. (a)	2,463	38,842
HP Inc. (a)	2,079	78,316
NetApp Inc. (a)	367	33,760
Western Digital Corp. (a)(b)	544	35,474
		5,312,305
Tobacco - 0.2%
Altria Group Inc. (a)	3,363	159,373
Philip Morris International Inc. (a)	2,886	274,170
		433,543
Trading Companies & Distributors - 0.1%
Fastenal Co. (a)	1,087	69,633
United Rentals Inc. (a)(b)	126	41,869
WW Grainger Inc. (a)	84	43,532
		155,034
Trucking - 0.0% *
JB Hunt Transport Services Inc. (a)	173	35,361
Old Dominion Freight Line Inc. (a)	169	60,566
		95,927
Water Utilities - 0.0% *
American Water Works Company Inc. (a)	330	62,324
Wireless Telecommunication Services - 0.1%
T-Mobile US Inc. (a)(b)	1,082	125,490
Total Common Stock (Cost $39,551,403)		72,829,135
	Number of Shares	Fair Value
Preferred Stock - 0.0% *
Banks - 0.0% *
Wells Fargo & Co. 5.85%, (3.09% + 3 month USD LIBOR) (d)	1,469	$ 39,354
Total Preferred Stock (Cost $36,725)		39,354
Total Domestic Equity (Cost $39,588,128)		72,868,489
Foreign Equity - 1.0%
Common Stock - 1.0%
Auto Parts & Equipment - 0.0% *
Aptiv PLC (a)(b)	480	79,176
Building Products - 0.1%
Allegion plc (a)	186	24,634
Trane Technologies PLC (a)	423	85,459
		110,093
Consumer Electronics - 0.0% *
Garmin Ltd. (a)	296	40,306
Electronic Manufacturing Services - 0.1%
TE Connectivity Ltd. (a)	599	96,643
Healthcare Equipment - 0.1%
Medtronic PLC (a)	2,493	257,901
Industrial Gases - 0.2%
Linde PLC (a)(b)	951	329,455
Industrial Machinery - 0.0% *
Pentair PLC (a)	353	25,780
Insurance Brokers - 0.0% *
Willis Towers Watson PLC (a)	226	53,673
IT Consulting & Other Services - 0.2%
Accenture PLC, Class A (a)	1,173	486,267
Paper Packaging - 0.0% *
Amcor PLC (a)	2,985	35,850
Property & Casualty Insurance - 0.1%
Chubb Ltd. (a)	795	153,681
Reinsurance - 0.0% *
Everest Re Group Ltd. (a)	76	20,818

See Notes to Schedules of Investments and Notes to Financial Statements.
32	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Number of Shares	Fair Value
Research & Consulting Services - 0.1%
IHS Markit Ltd. (a)	732	$ 97,297
Semiconductor Equipment - 0.0% *
SolarEdge Technologies Inc. (b)	100	28,057
Semiconductors - 0.1%
NXP Semiconductors N.V. (a)	489	111,384
Technology Hardware, Storage & Peripherals - 0.0% *
Seagate Technology Holdings PLC (a)	401	45,305
Total Common Stock (Cost $1,101,354)		1,971,686
Total Foreign Equity (Cost $1,101,354)		1,971,686
	Principal Amount
Bonds and Notes - 36.0%
U.S. Treasuries - 11.4%
U.S. Treasury Bonds
1.13% 05/15/40	$ 1,342,000	1,180,331
1.88% 02/15/41 - 02/15/51	1,398,000	1,388,897
2.25% 08/15/46	626,000	664,440
3.00% 08/15/48	1,633,600	2,007,286
U.S. Treasury Notes
0.13% 07/15/23 - 12/15/23	1,062,000	1,050,777
0.25% 07/31/25	2,840,200	2,755,882
0.63% 10/15/24	1,140,000	1,131,183
0.75% 04/30/26 - 01/31/28	9,452,000	9,152,884
1.38% 01/31/22	2,343,000	2,345,105
1.63% 05/15/31	2,471,000	2,505,748
		24,182,533
Agency Mortgage Backed - 9.2%
Federal Home Loan Mortgage Corp.
3.00% 04/01/43 - 10/01/49	1,625,628	1,704,968
4.50% 06/01/33 - 02/01/35	1,359	1,492
5.00% 07/01/35	9,661	10,869
5.50% 01/01/38 - 04/01/39	16,736	19,079
6.00% 06/01/33 - 11/01/37	41,759	47,751
6.50% 11/01/28	495	554
7.00% 12/01/29 - 08/01/36	10,097	11,604
7.50% 09/01/33	960	1,065
8.00% 07/01/26 - 11/01/30	1,187	1,328
8.50% 04/01/30	3,162	3,897
	Principal Amount	Fair Value
Federal National Mortgage Assoc.
2.50% 02/01/51 - 03/01/51	$ 3,630,886	$ 3,718,761
3.00% 03/01/50	302,701	313,955
3.50% 08/01/45 - 01/01/48	683,772	731,438
4.00% 01/01/41 - 01/01/50	712,446	769,164
4.50% 07/01/33 - 12/01/48	348,838	381,277
5.00% 03/01/34 - 05/01/39	26,054	29,283
5.50% 07/01/33 - 01/01/39	58,906	66,671
6.00% 02/01/29 - 05/01/41	203,857	233,612
6.50% 07/01/29 - 08/01/36	5,561	6,132
7.00% 05/01/33 - 12/01/33	486	532
7.50% 12/01/26 - 03/01/33	2,654	2,979
8.00% 06/01/24 - 12/01/30	2,467	2,519
9.00% 12/01/22	25	25
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
1.85% 04/01/37	398	408
Federal National Mortgage Assoc. TBA
2.00% 01/01/37 - 01/01/52 (e)	681,504	687,557
2.50% 02/01/52 (e)	1,025,977	1,044,927
3.00% 01/01/52 - 02/01/52 (e)	4,558,923	4,723,445
Government National Mortgage Assoc.
3.00% 12/20/42 - 05/20/45	1,637,973	1,724,505
3.50% 08/20/48	306,559	321,698
4.00% 01/20/41 - 04/20/43	141,027	153,897
4.50% 08/15/33 - 03/20/41	58,580	65,182
5.00% 08/15/33	3,234	3,564
6.00% 07/15/33 - 04/15/34	4,498	5,177
6.50% 04/15/28 - 07/15/36	6,951	7,891
7.00% 04/15/28 - 10/15/36	2,554	2,857
7.50% 07/15/23 - 04/15/28	4,352	4,546
8.00% 05/15/30	141	153
Government National Mortgage Assoc. TBA
2.50% 01/01/52 (e)	1,244,000	1,274,826
3.00% 01/01/52 (e)	1,394,162	1,443,013
		19,522,601
Agency Collateralized Mortgage Obligations - 0.2%
Federal Home Loan Mortgage Corp.
0.08% 09/25/43 (d)(f)	94,927	435
2.51% 07/25/29	224,000	236,236
4.05% 09/25/28 (d)	71,000	81,629

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	33

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. REMIC
3.50% 11/15/30 (f)	$ 7,795	$ 158
5.50% 06/15/33 (f)	2,847	431
7.50% 07/15/27 (f)	2,443	325
Federal Home Loan Mortgage Corp. STRIPS
0.00% 08/01/27 (g)	106	101
8.00% 02/01/23 - 07/01/24 (f)	201	14
Federal National Mortgage Assoc. REMIC
1.12% 12/25/42 (d)(f)	20,527	630
5.00% 09/25/40 (f)	8,328	876
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.90% 07/25/38 (f)	4,486	613
Federal National Mortgage Assoc. REMIC 6.55% - 1 month USD LIBOR
6.45% 11/25/41 (f)	641,953	121,376
Federal National Mortgage Assoc. STRIPS
4.50% 08/25/35 - 01/25/36 (f)	6,354	883
5.00% 03/25/38 - 05/25/38 (f)	4,161	772
5.50% 12/25/33 (f)	1,427	264
6.00% 01/25/35 (f)	4,015	688
7.50% 11/25/23 (f)	1,084	48
8.00% 08/25/23 - 07/25/24 (f)	383	27
8.50% 07/25/22 (f)**	3	—
		445,506
Asset Backed - 0.3%
Enterprise Fleet Financing 2019-1 LLC
3.07% 10/20/24 (h)	137,000	138,017
Ford Credit Auto Owner Trust 2020-B
0.56% 10/15/24	283,906	283,779
Santander Retail Auto Lease Trust 2019-B
2.30% 01/20/23 (h)	94,746	94,901
		516,697
Corporate Notes - 12.6%
3M Co.
3.13% 09/19/46	24,000	25,301
	Principal Amount	Fair Value
7-Eleven Inc.
0.80% 02/10/24 (h)	$ 46,000	$ 45,472
0.95% 02/10/26 (h)	105,000	101,661
Abbott Laboratories
3.75% 11/30/26	21,000	23,203
4.90% 11/30/46	17,000	23,334
AbbVie Inc.
2.60% 11/21/24	37,000	38,375
2.95% 11/21/26	43,000	45,295
3.20% 05/14/26 - 11/21/29	82,000	87,495
3.25% 10/01/22	18,000	18,228
3.45% 03/15/22	49,000	49,056
3.75% 11/14/23	46,000	48,214
4.05% 11/21/39	12,000	13,756
4.25% 11/21/49	21,000	25,212
4.63% 10/01/42	3,000	3,658
4.70% 05/14/45	4,000	4,946
4.88% 11/14/48	5,000	6,472
Advance Auto Parts Inc.
3.90% 04/15/30	76,000	83,172
AEP Texas Inc.
3.45% 05/15/51	38,000	38,765
Aetna Inc.
3.50% 11/15/24	19,000	20,071
Aircastle Ltd.
4.25% 06/15/26	21,000	22,516
Alexandria Real Estate Equities Inc.
1.88% 02/01/33	12,000	11,274
4.70% 07/01/30	8,000	9,370
Ally Financial Inc.
2.20% 11/02/28	36,000	35,775
5.75% 11/20/25	12,000	13,538
Altria Group Inc.
3.40% 05/06/30 - 02/04/41	58,000	58,135
4.00% 02/04/61	6,000	5,754
4.25% 08/09/42	2,000	2,032
4.45% 05/06/50	7,000	7,287
4.50% 05/02/43	7,000	7,300
Amazon.com Inc.
1.50% 06/03/30	8,000	7,762
2.50% 06/03/50	39,000	37,117
2.70% 06/03/60	9,000	8,663
2.88% 05/12/41	26,000	26,854
3.15% 08/22/27	8,000	8,647
3.25% 05/12/61	18,000	19,411
4.05% 08/22/47	7,000	8,522
4.25% 08/22/57	5,000	6,413

See Notes to Schedules of Investments and Notes to Financial Statements.
34	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Ameren Corp.
2.50% 09/15/24	$ 56,000	$ 57,543
3.65% 02/15/26	10,000	10,657
American Campus Communities Operating Partnership LP
4.13% 07/01/24	10,000	10,690
American Electric Power Company Inc.
3.25% 03/01/50	4,000	3,970
American International Group Inc.
4.25% 03/15/29	54,000	61,667
4.50% 07/16/44	33,000	40,673
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter)
5.75% 04/01/48 (d)	4,000	4,500
American Tower Corp.
1.50% 01/31/28	128,000	122,580
2.90% 01/15/30	11,000	11,285
3.80% 08/15/29	36,000	39,196
American Water Capital Corp.
2.95% 09/01/27	16,000	16,908
Amgen Inc.
2.00% 01/15/32	126,000	121,846
3.00% 01/15/52	28,000	27,297
3.15% 02/21/40	24,000	24,561
3.38% 02/21/50	5,000	5,194
4.56% 06/15/48	9,000	11,145
4.66% 06/15/51	5,000	6,365
AngloGold Ashanti Holdings PLC
3.38% 11/01/28	200,000	198,076
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65% 02/01/26	54,000	58,251
4.70% 02/01/36	10,000	12,079
4.90% 02/01/46	42,000	53,200
Anheuser-Busch InBev Worldwide Inc.
3.50% 06/01/30	20,000	21,914
4.00% 04/13/28	8,000	8,895
4.35% 06/01/40	15,000	17,640
4.38% 04/15/38	25,000	29,222
4.50% 06/01/50	14,000	17,290
4.60% 04/15/48	20,000	24,477
4.75% 04/15/58	11,000	13,849
	Principal Amount	Fair Value
5.55% 01/23/49	$ 23,000	$ 31,812
Anthem Inc.
2.88% 09/15/29	9,000	9,413
3.30% 01/15/23	15,000	15,406
3.60% 03/15/51	10,000	11,118
3.70% 09/15/49	9,000	10,051
Aon Corp./Aon Global Holdings PLC
2.90% 08/23/51	27,000	26,038
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95% 01/14/50 (d)(h)	27,000	27,676
Apple Inc.
2.20% 09/11/29	14,000	14,333
2.65% 02/08/51	20,000	19,649
2.80% 02/08/61	18,000	17,792
2.95% 09/11/49	9,000	9,305
3.35% 02/09/27	8,000	8,694
3.45% 02/09/45	31,000	34,619
3.85% 08/04/46	22,000	26,063
Applied Materials Inc.
4.35% 04/01/47	6,000	7,646
Aptiv PLC
4.40% 10/01/46	9,000	10,573
Archer-Daniels-Midland Co.
2.50% 08/11/26	9,000	9,384
Ares Capital Corp.
2.88% 06/15/28	40,000	39,898
3.25% 07/15/25	128,000	132,787
Arthur J Gallagher & Co.
3.50% 05/20/51	32,000	33,692
Ascension Health
4.85% 11/15/53	11,000	15,643
Astrazeneca Finance LLC
1.75% 05/28/28	161,000	159,965
AstraZeneca PLC
3.00% 05/28/51	19,000	19,988
4.00% 01/17/29	8,000	9,019
4.38% 08/17/48	6,000	7,740
AT&T Inc.
1.70% 03/25/26	200,000	199,176
2.30% 06/01/27	141,000	143,702
2.75% 06/01/31	318,000	324,281
3.30% 02/01/52	65,000	63,675
3.85% 06/01/60	70,000	73,115
4.35% 03/01/29	43,000	48,381
4.50% 05/15/35	17,000	19,620
4.55% 03/09/49	9,000	10,609

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	35

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
4.75% 05/15/46	$ 7,000	$ 8,462
4.80% 06/15/44	9,000	10,713
4.85% 03/01/39	20,000	23,894
5.25% 03/01/37	9,000	11,134
5.35% 12/15/43	20,000	24,417
5.45% 03/01/47	10,000	13,110
Athene Holding Ltd.
4.13% 01/12/28	9,000	9,853
6.15% 04/03/30	24,000	29,690
Avangrid Inc.
3.15% 12/01/24	29,000	30,378
Bain Capital Specialty Finance Inc.
2.95% 03/10/26	47,000	46,892
Bank of America Corp.
3.25% 10/21/27	34,000	36,247
4.18% 11/25/27	28,000	30,651
4.25% 10/22/26	32,000	35,329
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09% 06/14/29 (d)	257,000	255,499
Bank of America Corp. (2.59% fixed rate until 04/29/30; 2.15% + SOFR thereafter)
2.59% 04/29/31 (d)	200,000	201,940
Bank of America Corp. (2.97% fixed rate until 07/21/51; 1.56% + SOFR thereafter)
2.97% 07/21/52 (d)	29,000	29,123
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42% 12/20/28 (d)	44,000	47,021
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56% 04/23/27 (d)	26,000	27,820
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71% 04/24/28 (d)	33,000	35,834
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95% 01/23/49 (d)	23,000	26,834
	Principal Amount	Fair Value
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24% 04/24/38 (d)	$ 22,000	$ 25,776
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27% 07/23/29 (d)	16,000	17,836
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30% 12/31/99 (d)	39,000	39,551
Barrick North America Finance LLC
5.70% 05/30/41	2,000	2,714
BAT Capital Corp.
2.73% 03/25/31	26,000	25,253
4.39% 08/15/37	16,000	16,884
4.54% 08/15/47	9,000	9,409
4.70% 04/02/27	200,000	220,386
4.91% 04/02/30	14,000	15,749
BAT International Finance PLC
1.67% 03/25/26	10,000	9,828
Baxter International Inc.
1.92% 02/01/27 (h)	99,000	99,389
2.27% 12/01/28 (h)	99,000	99,791
2.54% 02/01/32 (h)	99,000	100,018
3.13% 12/01/51 (h)	32,000	33,011
Baylor Scott & White Holdings
2.84% 11/15/50	5,000	4,989
Becton Dickinson & Co.
3.70% 06/06/27	23,000	25,080
4.67% 06/06/47	4,000	5,041
4.69% 12/15/44	2,000	2,515
Berkshire Hathaway Energy Co.
3.25% 04/15/28	8,000	8,582
3.70% 07/15/30	16,000	17,765
3.80% 07/15/48	8,000	8,930
4.25% 10/15/50	12,000	14,652
Berkshire Hathaway Finance Corp.
1.45% 10/15/30	32,000	30,664
2.85% 10/15/50	19,000	18,769
4.25% 01/15/49	25,000	30,679
Berkshire Hathaway Inc.
4.50% 02/11/43	4,000	4,944

See Notes to Schedules of Investments and Notes to Financial Statements.
36	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Berry Global Inc.
4.88% 07/15/26 (h)	$ 36,000	$ 37,274
BHP Billiton Finance USA Ltd.
5.00% 09/30/43	3,000	3,968
Biogen Inc.
2.25% 05/01/30	8,000	7,884
Block Financial LLC
2.50% 07/15/28	26,000	26,057
3.88% 08/15/30	7,000	7,495
Boardwalk Pipelines LP
4.80% 05/03/29	13,000	14,574
Boston Scientific Corp.
4.70% 03/01/49	8,000	10,161
BP Capital Markets America Inc.
3.00% 02/24/50	20,000	19,700
3.02% 01/16/27	39,000	41,186
3.38% 02/08/61	43,000	44,381
BP Capital Markets PLC (4.38% fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38% 12/31/99 (d)	39,000	40,740
BP Capital Markets PLC (4.88% fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88% 12/31/99 (d)	30,000	32,690
Bristol-Myers Squibb Co.
1.45% 11/13/30	18,000	17,139
2.35% 11/13/40	8,000	7,574
3.20% 06/15/26	9,000	9,663
3.40% 07/26/29	11,000	12,032
3.45% 11/15/27	2,000	2,187
4.13% 06/15/39	10,000	11,828
4.25% 10/26/49	10,000	12,369
4.35% 11/15/47	3,000	3,720
4.55% 02/20/48	4,000	5,113
Brixmor Operating Partnership LP
2.25% 04/01/28	43,000	42,925
3.90% 03/15/27	8,000	8,619
Broadcom Inc.
3.19% 11/15/36 (h)	3,000	3,010
3.42% 04/15/33 (h)	16,000	16,704
3.47% 04/15/34 (h)	26,000	27,127
4.15% 11/15/30	57,000	63,213
4.30% 11/15/32	10,000	11,262
Brown-Forman Corp.
4.00% 04/15/38	3,000	3,488
	Principal Amount	Fair Value
Brunswick Corp.
2.40% 08/18/31	$ 94,000	$ 90,615
Bunge Limited Finance Corp.
3.75% 09/25/27	5,000	5,442
Burlington Northern Santa Fe LLC
4.15% 12/15/48	9,000	11,030
4.55% 09/01/44	20,000	25,151
Cameron LNG LLC
3.30% 01/15/35 (h)	7,000	7,338
Canadian Natural Resources Ltd.
3.85% 06/01/27	13,000	13,977
4.95% 06/01/47	4,000	4,958
Canadian Pacific Railway Co.
1.75% 12/02/26	40,000	40,179
2.45% 12/02/31	35,000	35,622
3.00% 12/02/41	15,000	15,337
3.10% 12/02/51	15,000	15,341
Cantor Fitzgerald LP
4.88% 05/01/24 (h)	57,000	60,938
Capital One Financial Corp.
3.75% 07/28/26	30,000	32,142
Cardinal Health Inc.
3.08% 06/15/24	8,000	8,297
Carlisle Companies Inc.
2.20% 03/01/32	51,000	49,079
Carrier Global Corp.
2.72% 02/15/30	32,000	32,693
3.58% 04/05/50	12,000	12,765
Caterpillar Inc.
3.25% 09/19/49 - 04/09/50	35,000	38,620
Cenovus Energy Inc.
2.65% 01/15/32	16,000	15,670
3.75% 02/15/52	21,000	21,158
Centene Corp.
3.00% 10/15/30	33,000	33,578
3.38% 02/15/30	68,000	69,455
4.25% 12/15/27	112,000	117,162
CenterPoint Energy Inc.
2.65% 06/01/31	32,000	32,383
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 06/01/41	73,000	71,153
3.70% 04/01/51	45,000	43,497
4.80% 03/01/50	38,000	42,597
4.91% 07/23/25	166,000	182,839
5.05% 03/30/29	29,000	33,331

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	37

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
5.75% 04/01/48	$ 20,000	$ 24,973
Cheniere Corpus Christi Holdings LLC
5.88% 03/31/25	95,000	105,427
7.00% 06/30/24	101,000	111,795
Chevron Corp.
2.24% 05/11/30	7,000	7,105
3.08% 05/11/50	8,000	8,500
Chevron USA Inc.
3.85% 01/15/28	30,000	33,332
3.90% 11/15/24	13,000	13,945
Choice Hotels International Inc.
3.70% 01/15/31	16,000	16,943
Chubb INA Holdings Inc.
4.35% 11/03/45	8,000	9,942
Church & Dwight Company Inc.
2.30% 12/15/31	20,000	20,141
Cigna Corp.
2.40% 03/15/30	13,000	13,090
3.25% 04/15/25	13,000	13,697
3.40% 03/01/27 - 03/15/51	31,000	32,838
3.75% 07/15/23	6,000	6,245
3.88% 10/15/47	5,000	5,551
4.13% 11/15/25	25,000	27,371
4.38% 10/15/28	8,000	9,094
4.80% 08/15/38	8,000	9,833
4.90% 12/15/48	5,000	6,456
Cisco Systems Inc.
5.90% 02/15/39	8,000	11,512
Citigroup Inc.
4.13% 07/25/28	94,000	103,319
4.45% 09/29/27	17,000	18,955
4.65% 07/23/48	20,000	25,766
Citigroup Inc. (0.98% fixed rate until 05/01/24; 0.67% + SOFR thereafter)
0.98% 05/01/25 (d)	31,000	30,777
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68% 05/15/24 (d)	124,000	125,352
Citigroup Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56% 05/01/32 (d)	191,000	192,089
	Principal Amount	Fair Value
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88% 07/24/23 (d)	$ 129,000	$ 130,496
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98% 11/05/30 (d)	56,000	58,188
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter)
3.88% 01/24/39 (d)	10,000	11,342
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70% 12/31/99 (d)	22,000	22,370
CME Group Inc.
3.75% 06/15/28	9,000	9,993
CMS Energy Corp.
4.88% 03/01/44	19,000	23,920
CNA Financial Corp.
3.45% 08/15/27	7,000	7,541
3.90% 05/01/29	13,000	14,398
CNH Industrial Capital LLC
1.95% 07/02/23	37,000	37,484
CNOOC Petroleum North America ULC
6.40% 05/15/37	8,000	10,561
Comcast Corp.
2.65% 08/15/62	9,000	7,992
2.80% 01/15/51	9,000	8,579
2.89% 11/01/51 (h)	13,000	12,577
2.94% 11/01/56 (h)	9,000	8,573
2.99% 11/01/63 (h)	9,000	8,554
3.20% 07/15/36	10,000	10,646
3.25% 11/01/39	24,000	25,278
3.97% 11/01/47	36,000	41,224
4.15% 10/15/28	19,000	21,561
CommonSpirit Health
4.35% 11/01/42	24,000	27,452
Conagra Brands Inc.
5.30% 11/01/38	7,000	8,851
5.40% 11/01/48	7,000	9,464
ConocoPhillips
3.75% 10/01/27 (h)	5,000	5,472
4.30% 08/15/28 (h)	14,000	15,756
4.88% 10/01/47 (h)	6,000	7,922

See Notes to Schedules of Investments and Notes to Financial Statements.
38	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
ConocoPhillips Co.
4.30% 11/15/44	$ 11,000	$ 13,248
Consolidated Edison Company of New York Inc.
2.90% 12/01/26	20,000	20,712
3.35% 04/01/30	6,000	6,453
3.88% 06/15/47	8,000	8,784
3.95% 04/01/50	9,000	10,336
Constellation Brands Inc.
3.15% 08/01/29	38,000	40,032
3.70% 12/06/26	32,000	34,694
4.50% 05/09/47	9,000	10,751
Continental Resources Inc.
2.88% 04/01/32 (h)	31,000	30,337
3.80% 06/01/24	150,000	156,576
4.50% 04/15/23	90,000	92,916
Corning Inc.
4.38% 11/15/57	7,000	8,381
Corporate Nacional del Cobre de Chile
3.15% 01/15/51 (h)	85,000	79,153
Corporate Office Properties LP
2.00% 01/15/29	33,000	31,772
2.25% 03/15/26	20,000	20,208
2.75% 04/15/31	15,000	14,919
Crown Castle International Corp.
3.30% 07/01/30	43,000	45,439
4.15% 07/01/50	20,000	22,619
5.20% 02/15/49	8,000	10,289
CSX Corp.
4.50% 03/15/49 - 08/01/54	26,000	32,738
CubeSmart LP
2.50% 02/15/32	40,000	39,920
4.38% 02/15/29	20,000	22,669
Cummins Inc.
1.50% 09/01/30	16,000	15,164
2.60% 09/01/50	16,000	15,030
CVS Health Corp.
3.00% 08/15/26	15,000	15,799
3.25% 08/15/29	13,000	13,859
3.63% 04/01/27	13,000	14,103
3.75% 04/01/30	10,000	10,982
3.88% 07/20/25	10,000	10,756
4.25% 04/01/50	9,000	10,868
4.30% 03/25/28	2,000	2,246
4.78% 03/25/38	17,000	20,714
5.00% 12/01/24	17,000	18,572
5.13% 07/20/45	6,000	7,802
	Principal Amount	Fair Value
5.30% 12/05/43	$ 14,000	$ 18,453
Daimler Trucks Finance North America LLC
2.00% 12/14/26 (h)	150,000	150,717
Danaher Corp.
2.80% 12/10/51	52,000	51,445
Dell International LLC/EMC Corp.
4.00% 07/15/24	24,000	25,484
5.45% 06/15/23	3,000	3,168
6.02% 06/15/26	5,000	5,794
Deutsche Bank AG (2.31% fixed rate until 11/16/26; 1.22% + SOFR thereafter)
2.31% 11/16/27 (d)	150,000	149,969
Devon Energy Corp.
5.00% 06/15/45	4,000	4,862
DH Europe Finance II Sarl
2.60% 11/15/29	11,000	11,356
3.25% 11/15/39	8,000	8,520
3.40% 11/15/49	5,000	5,448
Diamondback Energy Inc.
2.88% 12/01/24	27,000	28,031
3.13% 03/24/31	23,000	23,716
3.25% 12/01/26	12,000	12,667
3.50% 12/01/29	10,000	10,599
4.40% 03/24/51	11,000	12,625
Digital Realty Trust LP
3.60% 07/01/29	28,000	30,420
Discovery Communications LLC
2.95% 03/20/23	28,000	28,640
3.95% 03/20/28	27,000	29,326
4.95% 05/15/42	4,000	4,710
5.00% 09/20/37	6,000	7,161
Dollar General Corp.
3.50% 04/03/30	44,000	47,612
4.13% 04/03/50	10,000	11,554
Dollar Tree Inc.
4.00% 05/15/25	90,000	96,728
Dominion Energy Inc.
3.07% 08/15/24 (i)	21,000	21,760
3.38% 04/01/30	23,000	24,498
Dover Corp.
2.95% 11/04/29	16,000	16,894
DTE Energy Co.
2.85% 10/01/26	26,000	27,139
Duke Energy Carolinas LLC
3.95% 03/15/48	8,000	9,276

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	39

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Duke Energy Corp.
2.55% 06/15/31	$ 42,000	$ 41,976
3.30% 06/15/41	39,000	39,685
3.50% 06/15/51	39,000	40,542
3.75% 09/01/46	57,000	61,073
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88% 12/31/99 (d)	40,000	41,736
Duke Energy Progress LLC
4.15% 12/01/44	17,000	20,006
Duke Realty LP
3.05% 03/01/50	6,000	5,926
3.25% 06/30/26	8,000	8,516
DuPont de Nemours Inc.
5.42% 11/15/48	7,000	9,787
Duquesne Light Holdings Inc.
3.62% 08/01/27 (h)	20,000	21,216
Eastman Chemical Co.
4.65% 10/15/44	13,000	15,495
Eaton Corp.
3.10% 09/15/27	8,000	8,554
Ecolab Inc.
1.30% 01/30/31	18,000	16,840
Edison International
4.95% 04/15/25	40,000	43,616
5.75% 06/15/27	7,000	8,006
EI du Pont de Nemours & Co.
2.30% 07/15/30	43,000	43,220
Electronic Arts Inc.
1.85% 02/15/31	43,000	41,150
Emera US Finance LP
2.64% 06/15/31	47,000	46,578
Emerson Electric Co.
1.80% 10/15/27	62,000	62,234
2.75% 10/15/50	8,000	7,721
Empower Finance 2020 LP
1.36% 09/17/27 (h)	28,000	27,154
1.78% 03/17/31 (h)	39,000	37,520
Enbridge Energy Partners LP
5.50% 09/15/40	4,000	5,132
Enbridge Inc.
1.60% 10/04/26	85,000	83,915
Enbridge Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75% 07/15/80 (d)	54,000	59,996
Energy Transfer LP
4.25% 03/15/23	15,000	15,431
	Principal Amount	Fair Value
4.50% 04/15/24	$ 24,000	$ 25,470
4.95% 06/15/28	9,000	10,149
5.30% 04/01/44 - 04/15/47	24,000	27,592
5.35% 05/15/45	25,000	28,891
6.13% 12/15/45	5,000	6,242
6.50% 02/01/42	9,000	11,557
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75% 12/31/99 (d)	85,000	85,723
Energy Transfer LP/Regency Energy Finance Corp.
4.50% 11/01/23	11,000	11,540
Enstar Group Ltd.
3.10% 09/01/31	26,000	25,453
Enterprise Products Operating LLC
4.25% 02/15/48	29,000	33,047
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter)
5.25% 08/16/77 (d)	7,000	7,160
EOG Resources Inc.
4.15% 01/15/26	4,000	4,376
4.38% 04/15/30	16,000	18,497
4.95% 04/15/50	8,000	10,865
5.10% 01/15/36	8,000	9,756
Equinix Inc.
1.25% 07/15/25	16,000	15,726
2.15% 07/15/30	23,000	22,350
Equinor ASA
3.25% 11/18/49	15,000	15,945
ERP Operating LP
4.50% 07/01/44	9,000	11,358
Everest Reinsurance Holdings Inc.
3.13% 10/15/52	30,000	29,402
Eversource Energy
3.45% 01/15/50	16,000	16,945
Exelon Corp.
3.50% 06/01/22	18,000	18,162
4.05% 04/15/30	24,000	26,744
4.45% 04/15/46	13,000	15,689
4.70% 04/15/50	13,000	16,391
Exxon Mobil Corp.
2.61% 10/15/30	65,000	67,456
3.45% 04/15/51	14,000	15,192

See Notes to Schedules of Investments and Notes to Financial Statements.
40	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
FedEx Corp.
4.10% 02/01/45	$ 42,000	$ 47,020
Fidelity National Financial Inc.
3.20% 09/17/51	27,000	25,910
Fidelity National Information Services Inc.
1.15% 03/01/26	24,000	23,417
1.65% 03/01/28	22,000	21,302
3.10% 03/01/41	6,000	6,046
FirstEnergy Transmission LLC
4.55% 04/01/49 (h)	23,000	26,379
Fiserv Inc.
3.50% 07/01/29	48,000	51,624
4.40% 07/01/49	6,000	7,155
Florida Power & Light Co.
2.85% 04/01/25	42,000	43,951
4.13% 02/01/42	11,000	13,141
Flowers Foods Inc.
2.40% 03/15/31	22,000	21,680
Flowserve Corp.
2.80% 01/15/32	28,000	27,276
Ford Motor Co.
4.35% 12/08/26	38,000	41,436
Fox Corp.
3.50% 04/08/30	34,000	36,673
GA Global Funding Trust
1.63% 01/15/26 (h)	32,000	31,751
General Mills Inc.
3.00% 02/01/51	24,000	24,038
General Motors Co.
5.20% 04/01/45	3,000	3,712
5.40% 10/02/23 - 04/01/48	13,000	15,574
6.13% 10/01/25	74,000	85,082
6.80% 10/01/27	9,000	11,067
General Motors Financial Company Inc.
1.25% 01/08/26	42,000	41,066
2.35% 01/08/31	16,000	15,538
3.45% 04/10/22	80,000	80,238
5.25% 03/01/26	40,000	44,863
Georgia-Pacific LLC
1.75% 09/30/25 (h)	38,000	38,194
3.60% 03/01/25 (h)	92,000	97,530
Gilead Sciences Inc.
1.65% 10/01/30	94,000	90,126
2.60% 10/01/40	10,000	9,588
2.80% 10/01/50	19,000	18,395
2.95% 03/01/27	3,000	3,160
3.50% 02/01/25	10,000	10,581
	Principal Amount	Fair Value
3.65% 03/01/26	$ 8,000	$ 8,628
4.15% 03/01/47	9,000	10,609
GlaxoSmithKline Capital Inc.
3.38% 05/15/23	21,000	21,749
3.63% 05/15/25	21,000	22,601
GlaxoSmithKline Capital PLC
3.38% 06/01/29	16,000	17,433
Glencore Funding LLC
3.88% 04/27/51 (h)	5,000	5,242
Graphic Packaging International LLC
1.51% 04/15/26 (h)	36,000	35,375
Gray Oak Pipeline LLC
2.00% 09/15/23 (h)	63,000	63,703
2.60% 10/15/25 (h)	39,000	39,597
Halliburton Co.
3.80% 11/15/25	2,000	2,159
5.00% 11/15/45	8,000	9,648
HCA Inc.
3.50% 09/01/30 - 07/15/51	112,000	117,390
5.38% 02/01/25	65,000	71,420
Health Care Service Corp.
2.20% 06/01/30 (h)	22,000	21,681
3.20% 06/01/50 (h)	7,000	7,128
Healthcare Trust of America Holdings LP
2.00% 03/15/31	12,000	11,390
Helmerich & Payne Inc.
2.90% 09/29/31 (h)	16,000	15,793
Hess Corp.
5.60% 02/15/41	3,000	3,705
5.80% 04/01/47	2,000	2,572
Hewlett Packard Enterprise Co.
6.35% 10/15/45	3,000	4,017
Highwoods Realty LP
4.13% 03/15/28	9,000	9,932
4.20% 04/15/29	27,000	29,897
Hill-Rom Holdings Inc.
4.38% 09/15/27 (h)	100,000	104,680
Honeywell International Inc.
1.75% 09/01/31	25,000	24,339
2.70% 08/15/29	18,000	18,859
Hormel Foods Corp.
1.80% 06/11/30	40,000	39,230
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01% 09/22/28 (d)	250,000	244,773

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	41

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Humana Inc.
1.35% 02/03/27	$ 51,000	$ 49,616
2.15% 02/03/32	21,000	20,341
Huntington Bancshares Inc.
2.55% 02/04/30	28,000	28,453
Huntington Ingalls Industries Inc.
2.04% 08/16/28 (h)	53,000	51,920
Hyundai Capital America
1.30% 01/08/26 (h)	74,000	71,995
3.10% 04/05/22 (h)	10,000	10,054
Indiana Michigan Power Co.
3.25% 05/01/51	19,000	19,739
ING Groep N.V. (1.06% fixed rate until 04/01/26; 1.01% + SOFR thereafter)
1.06% 04/01/27	200,000	201,966
Intel Corp.
2.00% 08/12/31	78,000	77,498
2.45% 11/15/29	33,000	34,136
2.60% 05/19/26	27,000	28,342
2.80% 08/12/41	31,000	30,910
2.88% 05/11/24	10,000	10,409
3.10% 02/15/60	12,000	12,091
Intercontinental Exchange Inc.
1.85% 09/15/32	8,000	7,675
2.65% 09/15/40	8,000	7,773
International Business Machines Corp.
2.95% 05/15/50	100,000	97,748
International Paper Co.
4.40% 08/15/47	9,000	11,145
Interstate Power & Light Co.
3.40% 08/15/25	118,000	124,660
ITC Holdings Corp.
2.95% 05/14/30 (h)	44,000	45,009
Jabil Inc.
3.95% 01/12/28	9,000	9,833
John Deere Capital Corp.
2.45% 01/09/30	34,000	35,040
Johnson & Johnson
3.63% 03/03/37	9,000	10,362
Johnson Controls International PLC
4.50% 02/15/47	4,000	4,868
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58% 04/22/27 (d)	56,000	55,347
	Principal Amount	Fair Value
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96% 05/13/31 (d)	$ 23,000	$ 23,802
JPMorgan Chase & Co. (3.11% fixed rate until 04/22/50; 2.44% + SOFR thereafter)
3.11% 04/22/51 (d)	54,000	55,717
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16% 04/22/42 (d)	25,000	26,031
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88% 07/24/38 (d)	18,000	20,391
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90% 01/23/49 (d)	16,000	18,541
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96% 01/29/27 (d)	32,000	34,643
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01% 04/23/29 (d)	13,000	14,362
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03% 07/24/48 (d)	9,000	10,637
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49% 03/24/31 (d)	79,000	91,456
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60% 12/31/99 (d)	50,000	51,109

See Notes to Schedules of Investments and Notes to Financial Statements.
42	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10% 10/29/49 (d)	$ 77,000	$ 81,588
Kaiser Foundation Hospitals
3.00% 06/01/51	24,000	24,743
Kansas City Southern
3.50% 05/01/50	13,000	13,887
Keurig Dr Pepper Inc.
3.20% 05/01/30	15,000	15,874
3.80% 05/01/50	9,000	9,963
Kinder Morgan Energy Partners LP
4.70% 11/01/42	3,000	3,382
5.00% 03/01/43	8,000	9,307
6.38% 03/01/41	8,000	10,583
Kinder Morgan Inc.
1.75% 11/15/26	99,000	98,755
5.05% 02/15/46	8,000	9,579
KLA Corp.
3.30% 03/01/50	12,000	12,825
4.65% 11/01/24	20,000	21,685
Kohl's Corp.
3.38% 05/01/31	17,000	17,305
Kreditanstalt fuer Wiederaufbau
2.00% 10/04/22	46,000	46,554
Kyndryl Holdings Inc.
2.05% 10/15/26 (h)	36,000	35,106
2.70% 10/15/28 (h)	77,000	74,611
L3Harris Technologies Inc.
3.85% 12/15/26	27,000	29,375
Lear Corp.
4.25% 05/15/29	8,000	8,842
Leidos Inc.
3.63% 05/15/25	9,000	9,555
4.38% 05/15/30	70,000	78,087
Liberty Mutual Group Inc.
3.95% 05/15/60 (h)	8,000	8,856
Life Storage LP
2.20% 10/15/30	23,000	22,614
Lincoln National Corp.
4.35% 03/01/48	8,000	9,629
Lockheed Martin Corp.
3.55% 01/15/26	9,000	9,755
3.80% 03/01/45	4,000	4,582
4.50% 05/15/36	10,000	12,219
Lowe's Companies Inc.
1.30% 04/15/28	9,000	8,633
	Principal Amount	Fair Value
1.70% 09/15/28 - 10/15/30	$ 67,000	$ 65,430
3.00% 10/15/50	9,000	8,889
3.50% 04/01/51	20,000	21,550
3.70% 04/15/46	3,000	3,287
4.05% 05/03/47	13,000	15,009
LYB International Finance III LLC
1.25% 10/01/25	33,000	32,517
3.63% 04/01/51	24,000	25,493
3.80% 10/01/60	8,000	8,457
Marsh & McLennan Companies Inc.
2.38% 12/15/31	15,000	15,142
2.90% 12/15/51	20,000	19,994
Marvell Technology Inc.
1.65% 04/15/26	14,000	13,847
2.45% 04/15/28	97,000	98,475
Masco Corp.
3.50% 11/15/27	3,000	3,224
McCormick & Company Inc.
1.85% 02/15/31	11,000	10,534
3.25% 11/15/25	73,000	77,212
McDonald's Corp.
3.60% 07/01/30	29,000	32,069
3.63% 09/01/49	9,000	9,953
4.88% 12/09/45	8,000	10,302
Medtronic Inc.
4.63% 03/15/45	4,000	5,247
Memorial Sloan-Kettering Cancer Center
4.13% 07/01/52	19,000	23,880
Merck & Company Inc.
1.70% 06/10/27	50,000	50,333
1.90% 12/10/28	50,000	50,218
2.15% 12/10/31	35,000	35,105
2.45% 06/24/50	13,000	12,273
2.75% 02/10/25 - 12/10/51	56,000	57,585
2.90% 12/10/61	10,000	9,976
4.00% 03/07/49	4,000	4,868
MetLife Inc.
4.72% 12/15/44	12,000	15,555
Microchip Technology Inc.
2.67% 09/01/23	103,000	105,269
Micron Technology Inc.
3.37% 11/01/41	26,000	26,700
3.48% 11/01/51	36,000	36,717
Microsoft Corp.
2.40% 08/08/26	30,000	31,397
2.68% 06/01/60	4,000	3,983

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	43

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
2.92% 03/17/52	$ 54,000	$ 57,181
3.04% 03/17/62	31,000	33,376
3.45% 08/08/36	4,000	4,588
3.50% 02/12/35	10,000	11,452
Mid-America Apartments LP
2.88% 09/15/51	28,000	27,593
Molson Coors Beverage Co.
4.20% 07/15/46	5,000	5,551
Morgan Stanley
3.63% 01/20/27	4,000	4,341
3.70% 10/23/24	11,000	11,718
4.35% 09/08/26	39,000	43,197
4.38% 01/22/47	12,000	15,049
Morgan Stanley (1.51% fixed rate until 07/20/26; 0.86% + SOFR thereafter)
1.51% 07/20/27 (d)	30,000	29,526
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48% 09/16/36 (d)	148,000	142,460
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80% 01/25/52 (d)	27,000	26,509
Morgan Stanley (3.62% fixed rate until 04/01/30; 3.12% + SOFR thereafter)
3.62% 04/01/31 (d)	177,000	193,080
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97% 07/22/38 (d)	12,000	13,658
MPLX LP
2.65% 08/15/30	20,000	19,965
3.38% 03/15/23	9,000	9,231
5.20% 12/01/47	8,000	9,794
Mylan Inc.
5.20% 04/15/48	7,000	8,669
National Retail Properties Inc.
4.00% 11/15/25	13,000	14,105
NewMarket Corp.
2.70% 03/18/31	16,000	15,951
Newmont Corp.
4.88% 03/15/42	9,000	11,281
	Principal Amount	Fair Value
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter)
5.65% 05/01/79 (d)	$ 10,000	$ 11,345
NGPL PipeCo LLC
3.25% 07/15/31 (h)	43,000	43,756
NIKE Inc.
3.38% 03/27/50	9,000	10,186
NiSource Inc.
3.60% 05/01/30	18,000	19,445
3.95% 03/30/48	4,000	4,508
Norfolk Southern Corp.
3.95% 10/01/42	9,000	10,296
NOV Inc.
3.60% 12/01/29	24,000	25,138
Novant Health Inc.
3.32% 11/01/61	16,000	17,235
Novartis Capital Corp.
2.20% 08/14/30	27,000	27,411
3.00% 11/20/25	4,000	4,239
Nutrien Ltd.
4.90% 06/01/43	8,000	10,170
NVIDIA Corp.
2.85% 04/01/30	20,000	21,220
3.50% 04/01/50	9,000	10,275
NXP BV/NXP Funding LLC/NXP USA Inc.
3.25% 11/30/51 (h)	35,000	35,014
Oklahoma Gas & Electric Co.
3.25% 04/01/30	12,000	12,768
Oncor Electric Delivery Company LLC
3.80% 09/30/47	6,000	6,963
ONEOK Inc.
4.35% 03/15/29	13,000	14,263
Oracle Corp.
1.65% 03/25/26	76,000	75,368
2.30% 03/25/28	10,000	9,956
2.40% 09/15/23	10,000	10,198
2.65% 07/15/26	13,000	13,374
2.88% 03/25/31	19,000	19,095
2.95% 04/01/30	30,000	30,322
3.60% 04/01/50	13,000	12,731
3.65% 03/25/41	19,000	19,238
3.80% 11/15/37	4,000	4,168
3.95% 03/25/51	8,000	8,324
4.00% 07/15/46 - 11/15/47	21,000	21,801
4.10% 03/25/61	23,000	24,013

See Notes to Schedules of Investments and Notes to Financial Statements.
44	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Otis Worldwide Corp.
2.06% 04/05/25	$ 76,000	$ 77,452
2.57% 02/15/30	7,000	7,099
3.36% 02/15/50	7,000	7,398
Ovintiv Exploration Inc.
5.63% 07/01/24	149,000	164,180
Owens Corning
4.40% 01/30/48	6,000	7,031
Pacific Gas & Electric Co.
2.10% 08/01/27	12,000	11,605
2.50% 02/01/31	27,000	25,722
3.00% 06/15/28	23,000	23,045
3.30% 08/01/40	27,000	25,123
3.50% 08/01/50	9,000	8,414
4.30% 03/15/45	21,000	21,235
PacifiCorp
2.70% 09/15/30	17,000	17,553
2.90% 06/15/52	47,000	46,386
6.25% 10/15/37	18,000	25,032
Packaging Corp. of America
3.05% 10/01/51	28,000	27,865
Parker-Hannifin Corp.
3.25% 06/14/29	12,000	12,710
PartnerRe Finance B LLC (4.50% fixed rate until 04/01/30; 3.82% + 5 year CMT Rate thereafter)
4.50% 10/01/50 (d)	27,000	28,620
PayPal Holdings Inc.
2.65% 10/01/26	20,000	21,036
3.25% 06/01/50	9,000	9,648
PepsiCo Inc.
1.63% 05/01/30	12,000	11,686
2.63% 07/29/29	20,000	21,034
2.75% 10/21/51	46,000	47,363
Petroleos Mexicanos
6.70% 02/16/32 (h)	50,000	50,352
7.69% 01/23/50	12,000	11,575
Pfizer Inc.
2.70% 05/28/50	43,000	43,307
3.45% 03/15/29	7,000	7,720
3.60% 09/15/28	19,000	21,122
3.90% 03/15/39	9,000	10,529
4.13% 12/15/46	7,000	8,652
4.40% 05/15/44	4,000	5,008
Philip Morris International Inc.
1.50% 05/01/25	106,000	106,350
2.10% 05/01/30	8,000	7,854
3.38% 08/15/29	9,000	9,709
	Principal Amount	Fair Value
4.13% 03/04/43	$ 4,000	$ 4,426
Phillips 66
2.15% 12/15/30	103,000	99,179
3.30% 03/15/52	33,000	33,082
Phillips 66 Partners LP
3.15% 12/15/29	53,000	54,862
3.75% 03/01/28	9,000	9,670
4.68% 02/15/45	9,000	10,555
Pioneer Natural Resources Co.
1.13% 01/15/26	60,000	58,360
2.15% 01/15/31	15,000	14,484
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	23,000	23,919
3.65% 06/01/22	29,000	29,136
PPL Capital Funding Inc.
3.10% 05/15/26	19,000	19,928
Precision Castparts Corp.
4.38% 06/15/45	7,000	8,660
Prospect Capital Corp.
3.36% 11/15/26	39,000	38,822
Prudential Financial Inc.
3.94% 12/07/49	20,000	23,419
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter)
5.70% 09/15/48 (d)	18,000	20,252
Public Service Company of Colorado
3.70% 06/15/28	17,000	18,694
Public Service Electric & Gas Co.
2.38% 05/15/23	42,000	42,745
PVH Corp.
4.63% 07/10/25	47,000	51,246
QUALCOMM Inc.
1.30% 05/20/28	5,000	4,845
4.30% 05/20/47	3,000	3,769
Quanta Services Inc.
2.35% 01/15/32	31,000	30,158
3.05% 10/01/41	36,000	35,222
Quest Diagnostics Inc.
2.95% 06/30/30	6,000	6,255
Ralph Lauren Corp.
1.70% 06/15/22	8,000	8,045
Raytheon Technologies Corp.
1.90% 09/01/31	36,000	34,718

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	45

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
2.82% 09/01/51	$ 19,000	$ 18,365
3.13% 05/04/27	63,000	67,099
3.50% 03/15/27	9,000	9,705
3.95% 08/16/25	10,000	10,841
4.15% 05/15/45	9,000	10,520
4.45% 11/16/38	8,000	9,635
Realty Income Corp.
2.85% 12/15/32	18,000	18,722
3.00% 01/15/27	5,000	5,279
3.25% 01/15/31	12,000	12,893
Regeneron Pharmaceuticals Inc.
1.75% 09/15/30	32,000	30,283
Regions Financial Corp.
1.80% 08/12/28	75,000	73,436
Republic Services Inc.
2.38% 03/15/33	54,000	53,725
Reynolds American Inc.
4.45% 06/12/25	5,000	5,399
Rio Tinto Finance Ltd.
2.75% 11/02/51	94,000	93,307
Rio Tinto Finance USA PLC
4.13% 08/21/42	7,000	8,390
Rockwell Automation Inc.
2.80% 08/15/61	8,000	7,860
4.20% 03/01/49	9,000	11,289
Rogers Communications Inc.
5.00% 03/15/44	3,000	3,698
Roper Technologies Inc.
2.95% 09/15/29	14,000	14,503
Ross Stores Inc.
4.70% 04/15/27	6,000	6,765
Royalty Pharma PLC
0.75% 09/02/23	17,000	16,891
1.20% 09/02/25	22,000	21,609
1.75% 09/02/27	9,000	8,850
2.15% 09/02/31	21,000	20,037
2.20% 09/02/30	8,000	7,748
3.30% 09/02/40	2,000	1,994
3.35% 09/02/51	26,000	24,995
RPM International Inc.
3.75% 03/15/27	8,000	8,718
Ryder System Inc.
2.90% 12/01/26	54,000	56,490
Sabine Pass Liquefaction LLC
4.20% 03/15/28	9,000	9,880
4.50% 05/15/30	7,000	7,910
5.00% 03/15/27	4,000	4,502
5.88% 06/30/26	30,000	34,426
	Principal Amount	Fair Value
Salesforce.com Inc.
1.95% 07/15/31	$ 47,000	$ 46,551
2.70% 07/15/41	32,000	31,915
Schlumberger Holdings Corp.
3.90% 05/17/28 (h)	21,000	22,713
Sealed Air Corp.
1.57% 10/15/26 (h)	118,000	114,477
Selective Insurance Group Inc.
5.38% 03/01/49	4,000	5,302
Sempra Energy
3.80% 02/01/38	6,000	6,600
4.00% 02/01/48	8,000	8,945
Sempra Energy (4.13% fixed rate until 01/04/27; 2.87% + 5 year CMT Rate thereafter)
4.13% 04/01/52 (d)	51,000	51,537
Shell International Finance BV
3.13% 11/07/49	20,000	20,621
3.75% 09/12/46	8,000	9,005
4.13% 05/11/35	10,000	11,697
Shire Acquisitions Investments Ireland DAC
2.88% 09/23/23	13,000	13,367
3.20% 09/23/26	4,000	4,244
Simon Property Group LP
3.38% 06/15/27	9,000	9,665
SLM Corp.
3.13% 11/02/26	50,000	49,728
South Jersey Industries Inc.
5.02% 04/15/31	54,000	59,209
Southern California Edison Co.
2.40% 02/01/22	23,000	23,031
4.00% 04/01/47	32,000	35,339
4.20% 03/01/29	25,000	27,920
Southern Company Gas Capital Corp.
3.95% 10/01/46	13,000	14,383
4.40% 05/30/47	2,000	2,329
Southwest Airlines Co.
2.63% 02/10/30	30,000	29,997
Southwestern Electric Power Co.
2.75% 10/01/26	9,000	9,318
Spectra Energy Partners LP
3.38% 10/15/26	3,000	3,184
4.50% 03/15/45	2,000	2,304
Spirit Realty LP
4.00% 07/15/29	16,000	17,576

See Notes to Schedules of Investments and Notes to Financial Statements.
46	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Starbucks Corp.
4.00% 11/15/28	$ 8,000	$ 8,951
STERIS Irish FinCo UnLtd Co.
2.70% 03/15/31	105,000	106,231
Stryker Corp.
1.95% 06/15/30	38,000	37,146
2.90% 06/15/50	29,000	29,279
Sumitomo Mitsui Trust Bank Ltd.
1.35% 09/16/26 (h)	200,000	196,960
Suncor Energy Inc.
4.00% 11/15/47	3,000	3,361
Sysco Corp.
3.25% 07/15/27	9,000	9,565
5.95% 04/01/30	4,000	5,000
6.60% 04/01/50	3,000	4,685
Tampa Electric Co.
2.40% 03/15/31	38,000	38,425
3.45% 03/15/51	23,000	25,284
4.35% 05/15/44	22,000	26,350
Tapestry Inc.
4.13% 07/15/27	3,000	3,246
Target Corp.
2.50% 04/15/26	9,000	9,438
Teck Resources Ltd.
3.90% 07/15/30	29,000	31,203
5.40% 02/01/43	4,000	4,904
Telefonica Emisiones S.A.
4.10% 03/08/27	150,000	165,161
Texas Instruments Inc.
3.88% 03/15/39	9,000	10,625
The Allstate Corp.
4.20% 12/15/46	6,000	7,230
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75% 08/15/53 (d)	35,000	36,403
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63% 12/29/49 (d)	61,000	64,150
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65% 12/31/99 (d)	38,000	37,777
The Boeing Co.
2.20% 02/04/26	77,000	76,988
	Principal Amount	Fair Value
2.70% 02/01/27	$ 178,000	$ 181,469
2.95% 02/01/30	7,000	7,089
3.25% 03/01/28	8,000	8,270
3.55% 03/01/38	6,000	6,081
3.75% 02/01/50	7,000	7,253
5.04% 05/01/27	56,000	63,241
5.15% 05/01/30	22,000	25,669
5.81% 05/01/50	16,000	21,660
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00% 12/31/99 (d)	52,000	52,467
The Cleveland Electric Illuminating Co.
4.55% 11/15/30 (h)	43,000	49,432
The Coca-Cola Co.
2.60% 06/01/50	16,000	15,735
2.75% 06/01/60	7,000	6,954
The Dow Chemical Co.
2.10% 11/15/30	29,000	28,525
3.60% 11/15/50	9,000	9,759
4.25% 10/01/34	8,000	9,233
The Estee Lauder Companies Inc.
2.38% 12/01/29	9,000	9,215
The George Washington University
4.13% 09/15/48	15,000	18,223
The Goldman Sachs Group Inc.
3.50% 04/01/25 - 11/16/26	62,000	65,982
3.85% 01/26/27	97,000	104,436
4.25% 10/21/25	191,000	208,404
5.15% 05/22/45	12,000	15,573
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54% 09/10/27 (d)	33,000	32,350
The Goldman Sachs Group Inc. (1.99% fixed rate until 01/27/31; 1.09% + SOFR thereafter)
1.99% 01/27/32 (d)	174,000	166,537
The Goldman Sachs Group Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38% 07/21/32 (d)	21,000	20,679

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	47

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91% 07/21/42 (d)	$ 16,000	$ 15,902
The Goldman Sachs Group Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21% 04/22/42 (d)	24,000	24,847
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter)
3.81% 04/23/29 (d)	13,000	14,149
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02% 10/31/38 (d)	8,000	9,149
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter)
4.22% 05/01/29 (d)	26,000	28,893
The Hartford Financial Services Group Inc.
2.80% 08/19/29	78,000	80,854
The Hartford Financial Services Group Inc. (2.28% fixed rate until 01/31/22; 2.13% + 3 month USD LIBOR thereafter)
2.28% 02/12/47 (h)	16,000	15,146
The Home Depot Inc.
2.70% 04/15/30	9,000	9,453
3.35% 04/15/50	15,000	16,398
3.50% 09/15/56	8,000	9,030
3.90% 12/06/28 - 06/15/47	16,000	18,381
4.50% 12/06/48	7,000	9,075
The Kroger Co.
2.20% 05/01/30	10,000	9,955
4.65% 01/15/48	5,000	6,212
The Northwestern Mutual Life Insurance Co.
3.45% 03/30/51 (h)	16,000	17,114
The Southern Co.
3.25% 07/01/26	5,000	5,298
	Principal Amount	Fair Value
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter)
3.63% 09/15/31 (d)	$ 40,000	$ 42,965
The Travelers Companies Inc.
2.55% 04/27/50	69,000	65,801
The Walt Disney Co.
2.65% 01/13/31	177,000	183,984
3.38% 11/15/26	2,000	2,152
3.60% 01/13/51	13,000	14,709
4.75% 11/15/46	4,000	5,149
6.65% 11/15/37	20,000	29,646
The Williams Companies Inc.
3.75% 06/15/27	2,000	2,161
4.85% 03/01/48	9,000	10,956
4.90% 01/15/45	20,000	23,943
5.40% 03/04/44	3,000	3,723
Thermo Fisher Scientific Inc.
2.80% 10/15/41	21,000	21,206
Time Warner Cable LLC
6.55% 05/01/37	8,000	10,480
T-Mobile USA Inc.
3.75% 04/15/27	207,000	224,138
3.88% 04/15/30	3,000	3,283
4.50% 04/15/50	6,000	7,030
Total Capital International S.A.
3.46% 02/19/29	34,000	36,976
Trane Technologies Luxembourg Finance S.A.
3.55% 11/01/24	17,000	17,991
3.80% 03/21/29	19,000	20,760
TransCanada PipeLines Ltd.
4.25% 05/15/28	33,000	36,853
4.88% 01/15/26	8,000	8,925
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter)
5.63% 05/20/75 (d)	46,000	48,313
Transcontinental Gas Pipe Line Company LLC
4.00% 03/15/28	9,000	9,864
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80% 12/31/99 (d)	68,000	71,086
TWDC Enterprises 18 Corp.
4.13% 06/01/44	4,000	4,749

See Notes to Schedules of Investments and Notes to Financial Statements.
48	Elfun Diversified Fund

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Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Tyco Electronics Group S.A.
3.13% 08/15/27	$ 9,000	$ 9,608
Tyson Foods Inc.
4.00% 03/01/26	42,000	45,569
4.55% 06/02/47	2,000	2,479
UDR Inc.
2.10% 08/01/32	20,000	19,126
3.00% 08/15/31	9,000	9,381
Union Pacific Corp.
3.55% 05/20/61	23,000	25,453
3.60% 09/15/37	6,000	6,726
3.80% 04/06/71	11,000	12,752
4.10% 09/15/67	9,000	10,952
UnitedHealth Group Inc.
2.00% 05/15/30	28,000	27,792
4.45% 12/15/48	17,000	21,733
4.75% 07/15/45	14,000	18,320
Utah Acquisition Sub Inc.
3.95% 06/15/26	5,000	5,393
Valero Energy Corp.
2.85% 04/15/25	28,000	29,089
4.00% 04/01/29	19,000	20,719
Ventas Realty LP
3.25% 10/15/26	20,000	21,178
Verizon Communications Inc.
2.10% 03/22/28	38,000	38,116
2.36% 03/15/32 (h)	100,000	98,629
2.55% 03/21/31	199,000	201,024
3.00% 03/22/27	106,000	111,844
3.40% 03/22/41	23,000	24,138
3.55% 03/22/51	16,000	17,241
3.70% 03/22/61	23,000	24,897
4.40% 11/01/34	52,000	60,539
4.86% 08/21/46	25,000	32,204
5.25% 03/16/37	8,000	10,422
ViacomCBS Inc.
2.90% 01/15/27	7,000	7,306
3.70% 06/01/28	8,000	8,666
5.25% 04/01/44	3,000	3,746
Virginia Electric & Power Co.
4.00% 11/15/46	17,000	19,781
Visa Inc.
2.70% 04/15/40	14,000	14,294
Vistra Operations Company LLC
3.55% 07/15/24 (h)	59,000	60,838
Viterra Finance BV
2.00% 04/21/26 (h)	200,000	198,892
	Principal Amount	Fair Value
Vodafone Group PLC
4.38% 05/30/28	$ 15,000	$ 16,900
5.25% 05/30/48	4,000	5,224
Vontier Corp.
2.40% 04/01/28 (h)	56,000	54,573
2.95% 04/01/31 (h)	43,000	42,355
Vornado Realty LP
2.15% 06/01/26	52,000	52,111
3.40% 06/01/31	14,000	14,427
3.50% 01/15/25	10,000	10,488
Vulcan Materials Co.
3.90% 04/01/27	4,000	4,380
Walgreens Boots Alliance Inc.
4.10% 04/15/50	3,000	3,366
Walmart Inc.
1.80% 09/22/31	21,000	20,796
2.50% 09/22/41	21,000	21,215
2.65% 09/22/51	8,000	8,177
Waste Connections Inc.
2.20% 01/15/32	46,000	45,118
2.95% 01/15/52	31,000	30,490
WEC Energy Group Inc.
3.55% 06/15/25	9,000	9,537
Wells Fargo & Co.
4.15% 01/24/29	33,000	36,898
4.75% 12/07/46	32,000	39,802
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65% 06/02/24 (d)	31,000	31,260
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19% 04/30/26 (d)	85,000	86,606
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39% 06/02/28 (d)	174,000	176,885
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07% 04/30/41 (d)	39,000	39,900
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20% 06/17/27 (d)	105,000	110,892

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	49

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Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88% 12/29/49 (d)	$ 37,000	$ 40,159
Westlake Chemical Corp.
2.88% 08/15/41	11,000	10,625
3.13% 08/15/51	13,000	12,546
3.38% 08/15/61	12,000	11,542
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89% 02/04/30 (d)	25,000	25,526
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11% 07/24/34 (d)	17,000	18,338
Willis North America Inc.
3.60% 05/15/24	14,000	14,672
3.88% 09/15/49	16,000	17,392
WPP Finance 2010
3.75% 09/19/24	20,000	21,170
Xcel Energy Inc.
3.40% 06/01/30	20,000	21,533
Yamana Gold Inc.
2.63% 08/15/31 (h)	38,000	36,682
Zoetis Inc.
3.00% 09/12/27	5,000	5,287
3.90% 08/20/28	9,000	10,008
		26,653,495
Non-Agency Collateralized Mortgage Obligations - 2.0%
BANK 2017-BNK7
3.18% 09/15/60	617,000	653,672
BANK 2018-BNK15
4.41% 11/15/61 (d)	320,000	365,453
Cantor Commercial Real Estate Lending 2019-CF3
3.01% 01/15/53	139,000	147,168
CD 2019-CD8 Mortgage Trust
2.91% 08/15/57	246,000	258,583
Citigroup Commercial Mortgage Trust 2015-GC33
3.78% 09/10/58	100,000	107,141
Citigroup Commercial Mortgage Trust 2015-GC35
4.46% 11/10/48 (d)	148,000	139,947
	Principal Amount	Fair Value
Citigroup Commercial Mortgage Trust 2016-P6
3.72% 12/10/49 (d)	$ 119,583	$ 129,284
4.03% 12/10/49 (d)	78,331	84,280
COMM 2012-CCRE3 Mortgage Trust
3.92% 10/15/45 (h)	100,000	99,501
COMM 2014-CR14 Mortgage Trust
4.53% 02/10/47 (d)	55,000	57,930
GS Mortgage Securities Trust 2014-GC22
4.69% 06/10/47 (d)	88,000	90,214
GS Mortgage Securities Trust 2015-GS1
4.42% 11/10/48 (d)	117,000	102,664
GS Mortgage Securities Trust 2017-GS5
3.67% 03/10/50	240,062	259,357
GS Mortgage Securities Trust 2018-GS9
4.14% 03/10/51 (d)	73,000	80,216
GS Mortgage Securities Trust 2019-GC42
2.75% 09/01/52	419,000	430,398
GS Mortgage Securities Trust 2019-GSA1
3.05% 11/10/52	493,000	522,369
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.04% 07/15/45 (d)	25,000	25,759
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.65% 11/15/48 (d)	71,000	57,667
MASTR Alternative Loan Trust 2003-5
5.00% 08/25/18 (f)	227	2
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.86% 03/15/48 (d)(f)	744,325	16,315
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.88% 04/10/46 (d)(h)	287,000	289,782
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32% 08/15/50	129,943	121,115
Wells Fargo Commercial Mortgage Trust 2015-C26
1.20% 02/15/48 (d)(f)	777,004	23,919

See Notes to Schedules of Investments and Notes to Financial Statements.
50	Elfun Diversified Fund

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	Principal Amount	Fair Value
WFRBS Commercial Mortgage Trust 2013-C17
4.26% 12/15/46	$ 55,000	$ 57,479
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% 03/15/47 (d)	123,000	128,908
		4,249,123
Sovereign Bonds - 0.2%
Government of Chile
2.55% 01/27/32	200,000	199,590
Government of Mexico
4.00% 10/02/23	4,000	4,213
4.75% 03/08/44	56,000	61,217
Government of Peru
1.86% 12/01/32	45,000	41,097
2.78% 12/01/60	75,000	66,173
5.63% 11/18/50	26,000	36,606
Government of Uruguay
5.10% 06/18/50	29,803	39,529
		448,425
Municipal Bonds and Notes - 0.1%
American Municipal Power Inc.
6.27% 02/15/50	25,000	35,727
Board of Regents of the University of Texas System
3.35% 08/15/47	25,000	29,095
Port Authority of New York & New Jersey
4.46% 10/01/62	70,000	92,783
State of California
4.60% 04/01/38	50,000	57,558
State of Illinois
5.10% 06/01/33	25,000	28,897
		244,060
Total Bonds and Notes (Cost $75,449,443)		76,262,440
	Number of Shares	Fair Value
Exchange Traded & Mutual Funds - 25.5%
State Street Global All Cap Equity ex-U.S. Index Portfolio (a)(j) (Cost $44,200,714)	439,651	$ 54,037,441
Total Investments in Securities (Cost $160,339,639)		205,140,056
Short-Term Investments - 7.4%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares 0.01%	2,309,897	2,309,897
State Street Institutional Treasury Money Market Fund - Premier Class 0.01% (j)(k)	5,372,404	5,372,404
State Street Institutional Treasury Plus Fund - Premier Class 0.01% (j)(k)	2,309,897	2,309,897
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (j)(k)	5,658,078	5,658,078
Total Short-Term Investments (Cost $15,650,276)		15,650,276
Total Investments (Cost $175,989,915)		220,790,332
Liabilities in Excess of Other Assets, net - (4.3)%		(9,074,322)
NET ASSETS - 100.0%		$ 211,716,010

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	51

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Schedule of Investments, continued — December 31, 2021
Other Information:
Centrally Cleared Credit Default Swaps
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Buy Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$1,658	5.00%/ Quarterly	06/20/26	$150,458	$152,507	$(2,049)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	485	1.00%/ Quarterly	12/20/26	(11,848)	(9,628)	(2,220)
							$(4,269)
The Fund had the following long futures contracts open at December 31, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Yr. U.S. Treasury Notes Futures	March 2022	21	$ 2,541,860	$ 2,540,507	$ (1,353)
Ultra Long-Term U.S. Treasury Bond Futures	March 2022	8	1,535,765	1,577,000	41,235
2 Yr. U.S. Treasury Notes Futures	March 2022	37	8,087,969	8,072,360	(15,609)
U.S. Long Bond Futures	March 2022	8	1,273,818	1,283,500	9,683
S&P 500 Emini Index Futures	March 2022	2	470,303	475,850	5,547
					$ 39,503
The Fund had the following short futures contracts open at December 31, 2021:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Notes Futures	March 2022	22	$ (2,841,998)	$ (2,870,312)	$ (28,314)
10 Yr. U.S. Treasury Ultra Futures	March 2022	14	(2,027,206)	(2,050,125)	(22,920)
					$ (51,234)
					$ (11,731)
During the fiscal year ended December 31, 2021, average notional values related to derivative contracts were as follows:
	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts
Average Notional Value	$13,379,829	$7,993,576	$1,625,938
See Notes to Schedules of Investments and Notes to Financial Statements.
52	Elfun Diversified Fund

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Notes to Schedule of Investments
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	At December 31, 2021, all or a portion of this security was pledged to cover collateral requirements for futures.
(b)	Non-income producing security.
(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's sub-administrator, custodian and accounting agent.
(d)	Variable Rate Security - Interest rate shown is rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(e)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(f)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(g)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(h)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to $3,508,098 or 1.66% of the net assets of the Elfun Diversified Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(i)	Step coupon bond.
(j)	Coupon amount represents effective yield.
(k)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of December 31, 2021.
*	Less than 0.05%.
**	Amount is less than $0.50.
Abbreviations:
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	53

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Schedule of Investments, continued — December 31, 2021
The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Domestic Equity	$ 72,868,489	$ —	$ —	$ 72,868,489
Foreign Equity	1,971,686	—	—	1,971,686
U.S. Treasuries	—	24,182,533	—	24,182,533
Agency Mortgage Backed	—	19,522,601	—	19,522,601
Agency Collateralized Mortgage Obligations	—	445,506	—	445,506
Asset Backed	—	516,697	—	516,697
Corporate Notes	—	26,653,495	—	26,653,495
Non-Agency Collateralized Mortgage Obligations	—	4,249,123	—	4,249,123
Sovereign Bonds	—	448,425	—	448,425
Municipal Bonds and Notes	—	244,060	—	244,060
Exchange Traded & Mutual Funds	54,037,441	—	—	54,037,441
Short-Term Investments	15,650,276	—	—	15,650,276
Total Investments in Securities	$ 144,527,892	$ 76,262,440	$ —	$ 220,790,332
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (4,269)	$ —	$ (4,269)
Long Futures Contracts - Unrealized Appreciation	56,465	—	—	56,465
Long Futures Contracts - Unrealized Depreciation	(16,962)	—	—	(16,962)
Short Futures Contracts - Unrealized Depreciation	(51,234)	—	—	(51,234)
Total Other Financial Instruments	$ (11,731)	$ (4,269)	$ —	$ (16,000)
See Notes to Schedules of Investments and Notes to Financial Statements.
54	Elfun Diversified Fund

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The Fund was invested in the following countries/territories at December 31, 2021 (Unaudited)
Country/Territory	Percentage (based on Fair Value)
United States	97.52%
Ireland	0.50%
United Kingdom	0.49%
Canada	0.30%
Netherlands	0.25%
Switzerland	0.13%
Chile	0.13%
Isle Of Man	0.09%
Japan	0.09%
Germany	0.09%
Spain	0.07%
Peru	0.06%
Country/Territory	Percentage (based on Fair Value)
Australia	0.06%
Mexico	0.06%
Bermuda	0.05%
Luxembourg	0.03%
Uruguay	0.02%
France	0.02%
Mult	0.02%
Israel	0.01%
Norway	0.01%
Jersey	0.00%
100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2021 (unaudited):
Industry	Domestic	Foreign	Total
Exchange Traded Funds	24.48%	0.00%	24.48%
Technology Hardware, Storage & Peripherals	2.41%	0.02%	2.43%
Systems Software	2.40%	0.00%	2.40%
Interactive Media & Services	2.14%	0.00%	2.14%
Semiconductors	1.79%	0.05%	1.84%
Internet & Direct Marketing Retail	1.27%	0.00%	1.27%
Pharmaceuticals	1.26%	0.00%	1.26%
Data Processing & Outsourced Services	1.06%	0.00%	1.06%
Diversified Banks	0.99%	0.00%	0.99%
Healthcare Equipment	0.82%	0.12%	0.94%
Automobile Manufacturers	0.86%	0.00%	0.86%
Application Software	0.83%	0.00%	0.83%
Life Sciences Tools & Services	0.68%	0.00%	0.68%
Biotechnology	0.60%	0.00%	0.60%
Managed Healthcare	0.58%	0.00%	0.58%
Electric Utilities	0.54%	0.00%	0.54%
Home Improvement Retail	0.52%	0.00%	0.52%
Movies & Entertainment	0.47%	0.00%	0.47%
Household Products	0.47%	0.00%	0.47%
Multi-Sector Holdings	0.46%	0.00%	0.46%
Aerospace & Defense	0.46%	0.00%	0.46%
Specialized REITs	0.44%	0.00%	0.44%
Integrated Oil & Gas	0.43%	0.00%	0.43%
Soft Drinks	0.42%	0.00%	0.42%
IT Consulting & Other Services	0.20%	0.22%	0.42%
Restaurants	0.39%	0.00%	0.39%
Financial Exchanges & Data	0.38%	0.00%	0.38%
Hypermarkets & Super Centers	0.38%	0.00%	0.38%
Regional Banks	0.35%	0.00%	0.35%
Investment Banking & Brokerage	0.35%	0.00%	0.35%
Industrial Conglomerates	0.33%	0.00%	0.33%
Integrated Telecommunication Services	0.33%	0.00%	0.33%
Semiconductor Equipment	0.30%	0.01%	0.31%
Communications Equipment	0.31%	0.00%	0.31%
See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	55

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Schedule of Investments, continued — December 31, 2021
Industry	Domestic	Foreign	Total
Asset Management & Custody Banks	0.28%	0.00%	0.28%
Industrial Machinery	0.26%	0.01%	0.27%
Specialty Chemicals	0.27%	0.00%	0.27%
Packaged Foods & Meats	0.27%	0.00%	0.27%
Cable & Satellite	0.27%	0.00%	0.27%
Railroads	0.27%	0.00%	0.27%
Multi-Utilities	0.25%	0.00%	0.25%
Oil & Gas Exploration & Production	0.24%	0.00%	0.24%
Healthcare Services	0.23%	0.00%	0.23%
Property & Casualty Insurance	0.15%	0.07%	0.22%
Air Freight & Logistics	0.21%	0.00%	0.21%
Hotels, Resorts & Cruise Lines	0.21%	0.00%	0.21%
Industrial Gases	0.06%	0.15%	0.21%
Insurance Brokers	0.17%	0.02%	0.19%
Tobacco	0.20%	0.00%	0.20%
Consumer Finance	0.19%	0.00%	0.19%
Electrical Components & Equipment	0.18%	0.00%	0.18%
Footwear	0.18%	0.00%	0.18%
Building Products	0.12%	0.05%	0.17%
General Merchandise Stores	0.17%	0.00%	0.17%
Construction Machinery & Heavy Trucks	0.16%	0.00%	0.16%
Research & Consulting Services	0.10%	0.04%	0.14%
Life & Health Insurance	0.13%	0.00%	0.13%
Industrial REITs	0.13%	0.00%	0.13%
Apparel Retail	0.12%	0.00%	0.12%
Residential REITs	0.11%	0.00%	0.11%
Retail REITs	0.11%	0.00%	0.11%
Automotive Retail	0.11%	0.00%	0.11%
Electronic Equipment & Instruments	0.10%	0.00%	0.10%
Interactive Home Entertainment	0.09%	0.00%	0.09%
Home Building	0.09%	0.00%	0.09%
Oil & Gas Refining & Marketing	0.08%	0.00%	0.08%
Environmental & Facilities Services	0.08%	0.00%	0.08%
Agricultural & Farm Machinery	0.08%	0.00%	0.08%
Paper Packaging	0.06%	0.02%	0.08%
Oil & Gas Storage & Transportation	0.08%	0.00%	0.08%
Airlines	0.07%	0.00%	0.07%
Personal Products	0.07%	0.00%	0.07%
Oil & Gas Equipment & Services	0.07%	0.00%	0.07%
Trading Companies & Distributors	0.07%	0.00%	0.07%
Healthcare Distributors	0.07%	0.00%	0.07%
Electronic Components	0.07%	0.00%	0.07%
Healthcare Supplies	0.07%	0.00%	0.07%
Multi-Line Insurance	0.07%	0.00%	0.07%
Fertilizers & Agricultural Chemicals	0.06%	0.00%	0.06%
Health Care REITs	0.06%	0.00%	0.06%
Healthcare Facilities	0.06%	0.00%	0.06%
Diversified Support Services	0.06%	0.00%	0.06%
Specialty Stores	0.06%	0.00%	0.06%
Casinos & Gaming	0.06%	0.00%	0.06%
Wireless Telecommunication Services	0.06%	0.00%	0.06%
Commodity Chemicals	0.06%	0.00%	0.06%
Distributors	0.05%	0.00%	0.05%
Copper	0.05%	0.00%	0.05%
See Notes to Schedules of Investments and Notes to Financial Statements.
56	Elfun Diversified Fund

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
Industry	Domestic	Foreign	Total
Apparel, Accessories & Luxury Goods	0.05%	0.00%	0.05%
Electronic Manufacturing Services	0.01%	0.04%	0.05%
Construction Materials	0.05%	0.00%	0.05%
Office REITs	0.05%	0.00%	0.05%
Distillers & Vintners	0.05%	0.00%	0.05%
Auto Parts & Equipment	0.01%	0.04%	0.05%
Trucking	0.04%	0.00%	0.04%
Broadcasting	0.04%	0.00%	0.04%
Gold	0.04%	0.00%	0.04%
Internet Services & Infrastructure	0.04%	0.00%	0.04%
Food Distributors	0.03%	0.00%	0.03%
Agricultural Products	0.03%	0.00%	0.03%
Drug Retail	0.03%	0.00%	0.03%
Real Estate Services	0.03%	0.00%	0.03%
Water Utilities	0.03%	0.00%	0.03%
Advertising	0.03%	0.00%	0.03%
Steel	0.03%	0.00%	0.03%
Metal & Glass Containers	0.02%	0.00%	0.02%
Food Retail	0.02%	0.00%	0.02%
Healthcare Technology	0.02%	0.00%	0.02%
Technology Distributors	0.02%	0.00%	0.02%
Computer & Electronics Retail	0.02%	0.00%	0.02%
Consumer Electronics	0.00%	0.02%	0.02%
Banks	0.02%	0.00%	0.02%
Construction & Engineering	0.01%	0.00%	0.01%
Independent Power Producers & Energy Traders	0.01%	0.00%	0.01%
Household Appliances	0.01%	0.00%	0.01%
Publishing	0.01%	0.00%	0.01%
Gas Utilities	0.01%	0.00%	0.01%
Leisure Products	0.01%	0.00%	0.01%
Hotel & Resort REITs	0.01%	0.00%	0.01%
Human Resource & Employment Services	0.01%	0.00%	0.01%
Reinsurance	0.00%	0.01%	0.01%
Alternative Carriers	0.01%	0.00%	0.01%
Housewares & Specialties	0.01%	0.00%	0.01%
Brewers	0.01%	0.00%	0.01%
Home Furnishings	0.01%	0.00%	0.01%
			58.37%
Sector	Percentage (based on Fair Value)
Corporate Notes	12.07%
U.S. Treasuries	10.95%
Agency Mortgage Backed	8.84%
Non-Agency Collateralized Mortgage Obligations	1.93%
Asset Backed	0.24%
Sovereign Bonds	0.20%
Agency Collateralized Mortgage Obligations	0.20%
Sector	Percentage (based on Fair Value)
Municipal Bonds and Notes	0.11%
34.54%
Short-Term Investments	7.09%
7.09%
100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Diversified Fund	57

Elfun Diversified Fund
Schedule of Investments, continued — December 31, 2021
Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 12/31/21	Value at 12/31/21	Dividend Income
State Street Corp.	861	$ 62,663	$ 10,231	$ 22,778	$ 1,694	$ 14,406	712	$ 66,216	$ 1,671
State Street Global All Cap Equity ex-U.S. Index Portfolio	452,344	52,657,367	9,022,325	10,710,000	2,308,630	759,119	439,650	54,037,441	1,347,325
State Street Institutional Treasury Money Market Fund - Premier Class	5,805,854	5,805,854	21,733,744	22,167,194	—	—	5,372,404	5,372,404	307
State Street Institutional Treasury Plus Fund - Premier Class	304,999	304,999	5,101,720	3,096,822	—	—	2,309,897	2,309,897	71
State Street Institutional U.S. Government Money Market Fund - Class G Shares	6,175,449	6,175,449	37,671,100	38,188,471	—	—	5,658,078	5,658,078	1,438
TOTAL		$65,006,332	$73,539,120	$74,185,265	$2,310,324	$773,525		$67,444,036	$1,350,812
See Notes to Schedules of Investments and Notes to Financial Statements.
58	Elfun Diversified Fund

Elfun Tax-Exempt Income Fund
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun Tax-Exempt Income Fund (the “Fund”) seeks to provide as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund’s benchmark is the Bloomberg U.S. Municipal Bond Index (the “Index”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund was 1.44%, and the Index was 1.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The Tax-Exempt market in 2021 saw an increase in rates coupled with record inflows and record issuance. The best explanation of the market in 2021 was that powerful macro forces helped dampen volatility for the first three quarters of the year, but their influence waned in the fourth quarter and may continue to diminish in 2022. For most of the year the technicals were strong, but the market remained calm with risk-taking not affected by volatility. The market started cheap on a historical basis but as we moved into spring municipals outperformed Treasuries with ratios reaching multi-year lows by the middle of the summer where they remained for the balance of the year, making the market rich.
During the past year, performance of the Fund was influenced by both its defensive posture which included less credit risk, and the repositioning of the Fund’s duration to be shorter than the Index. We have positioned the Fund for the expected increase in yields with a significant overweight in the front-end of the curve as well as diversified the holdings to incorporate sectors that had recovered from the prior year pandemic spread widening and provided the Fund with additional yield opportunities.
We continued to remain defensive by remaining focused on managing credit risk and generating income. We believe the Fund remains well positioned for the current market conditions. Tax-Exempt ratios remain at multiyear tights and flows into the asset class continue at record levels (in 2021, the asset class experienced the most positive flows since 1992). The continued demand for the asset class is related to the potential increases in Federal taxes, but also to the Federal Reserve’s current monetary policy, which has been accommodative with low interest rates. Our repositioning is designed to preserve the Fund’s principal while adding income as the Federal Reserve becomes less accommodative to slow inflation while maintaining an acceptable level of growth and employment. We believe credit conditions may remain strong and spreads at historical tights.
The Fund did not invest in derivatives during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Elfun Tax-Exempt Income Fund	59

Elfun Tax-Exempt Income Fund
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $1,240,327 (in thousands) as of December 31, 2021 (a)(b)
Quality Ratings
as of December 31, 2021 as a % of Fair Value (a)(b)
Moody’s / S&P / Rating	Percentage of Fair Value
Aaa / AAA	12.24%
Aa / AA	47.35%
A / A	31.73%
Baa / BBB	7.45%
NR / Other	1.23%
100.00%
Average Annual Total Return for the years ended December 31, 2021
(Inception date 1/1/80)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Tax-Exempt Income Fund	1.44%	3.76%	3.51%	$14,117
Bloomberg U.S. Municipal Bond Index	1.52%	4.17%	3.72%	$14,414

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional Treasury Plus Fund — Premier Class.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
60	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31
Elfun Tax-Exempt Income Fund	61

Elfun Tax-Exempt Income Fund
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$1,004.20	$1,024.10
Expenses Paid During Period*	$ 1.06	$ 1.07
*	Expenses are equal to the Fund's annualized expense ratio of 0.21%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

62	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund
Schedule of Investments — December 31, 2021
	Principal Amount	Fair Value
Municipal Bonds and Notes - 98.9% †
Alabama - 0.8%
Auburn University Revenue
5.00% 06/01/34	$ 2,330,000	$ 2,911,486
City of Montgomery GO,
5.00% 12/01/30	550,000	725,861
The Health Care Authority of the City of Huntsville Revenue (AGM Insured)
3.00% 06/01/50	1,000,000	1,057,353
The Health Care Authority of the City of Huntsville Revenue
5.00% 06/01/37	2,500,000	3,180,756
The Water Works Board of the City of Birmingham Revenue
5.00% 01/01/30	1,350,000	1,625,553
		9,501,009
Alaska - 0.2%
Alaska Housing Finance Corp. Revenue
5.00% 12/01/27 (a)	2,115,000	2,156,673
Arizona - 1.8%
5.00% 07/01/26	895,000	1,067,032
City of Phoenix Civic Improvement Corp. Revenue
5.00% 07/01/30	1,475,000	1,814,295
City of Phoenix Civic Improvement Corp. Revenue (NPFG Insured)
5.50% 07/01/23 - 07/01/24	7,260,000	7,992,154
Maricopa County Industrial Development Authority Revenue
4.00% 01/01/41	3,000,000	3,421,492
Maricopa County Unified School District No 090 Saddle Mountain GO, (AGM Insured)
5.00% 07/01/32	1,675,000	2,127,473
The Industrial Development Authority of the County of Pima Revenue
5.00% 04/01/32	350,000	460,289
The University of Arizona Revenue
5.00% 06/01/46	5,000,000	5,834,732
		22,717,467
Arkansas - 0.3%
University of Arkansas Revenue
5.00% 11/01/46 - 11/01/47	3,580,000	4,352,133
California - 10.5%
California Health Facilities Financing Authority Revenue
5.00% 11/15/39 - 11/15/49	6,315,000	7,378,765
California State Public Works Board Revenue
5.25% 09/01/29	10,160,000	10,944,778
California State University Revenue
4.00% 11/01/45	5,900,000	6,606,700
City & County of San Francisco GO,
4.00% 06/15/44	1,395,000	1,638,745
City of Los Angeles CA Wastewater System Revenue
5.00% 06/01/43	10,000,000	12,321,113
City of Los Angeles Department of Airports Revenue
5.00% 05/15/29 - 05/15/36	3,270,000	4,156,656
	Principal Amount	Fair Value
City of Vernon CA Electric System Revenue Revenue
5.00% 04/01/26	$ 500,000	$ 585,045
County of Sacramento CA Airport System Revenue Revenue
4.00% 07/01/37	2,000,000	2,380,509
Fresno Unified School District GO,
4.00% 08/01/47 (a)	5,000,000	5,472,335
Los Angeles Department of Water & Power Power System Revenue
5.00% 07/01/48	5,500,000	6,788,806
Mount San Antonio Community College District GO,
4.00% 08/01/49	3,000,000	3,531,460
Norman Y Mineta San Jose International Airport SJC Revenue
5.00% 03/01/30	500,000	639,623
Palmdale Elementary School District GO,
5.25% 08/01/42	1,495,000	1,825,855
San Diego County Regional Airport Authority Revenue
5.00% 07/01/30 - 07/01/51	3,250,000	4,171,137
San Diego Public Facilities Financing Authority Revenue
5.00% 08/01/31	1,030,000	1,227,531
San Diego Public Facilities Financing Authority Sewer Revenue
5.00% 05/15/39	1,750,000	2,061,532
San Francisco Bay Area Rapid Transit District GO,
3.00% 08/01/37	3,250,000	3,589,139
San Francisco City & County Airport Comm-San Francisco International Airport Revenue
5.00% 05/01/36 - 05/01/49	10,065,000	12,614,386
5.00% 05/01/43	1,450,000	1,757,753
State of California GO,
4.00% 10/01/35 - 04/01/49	1,700,000	2,044,785
5.00% 02/01/31 - 08/01/46	14,220,000	16,037,988
5.25% 04/01/35	2,750,000	2,783,119
State of California Department of Water Resources Revenue
5.00% 12/01/29 (a)	8,120,000	9,213,658
Union Sanitary District Financing Authority Revenue
3.00% 09/01/38	1,225,000	1,362,951
University of California Revenue
5.00% 05/15/38 - 05/15/48	9,000,000	10,378,447
		131,512,816
Colorado - 2.2%
City & County of Denver Airport System Revenue
5.00% 12/01/27	2,000,000	2,445,717
Colorado Health Facilities Authority Revenue
4.00% 08/01/49	5,100,000	5,826,873
5.00% 06/01/47 (a)	1,750,000	2,131,042
Metro Wastewater Reclamation District Revenue
5.00% 04/01/27 (a)	1,730,000	1,750,348
Regional Transportation District Sales Tax Revenue
4.25% 11/01/36	3,405,000	4,556,572
5.00% 11/01/29	7,925,000	10,256,756
		26,967,308

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Tax-Exempt Income Fund	63

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Connecticut - 4.2%
Connecticut State Health & Educational Facilities Authority Revenue
1.10% 07/01/48	$ 1,000,000	$ 1,009,104
5.00% 07/01/29 - 07/01/46	7,000,000	8,230,240
South Central Connecticut Regional Water Authority Revenue
5.00% 08/01/27 - 08/01/28 (a)	2,195,000	2,358,671
State of Connecticut GO,
3.00% 06/01/38	1,850,000	2,038,162
4.00% 01/15/28 - 01/15/30 (b)	875,000	1,044,572
4.00% 08/01/33	1,000,000	1,109,098
State of Connecticut Special Tax Revenue
5.00% 10/01/27 - 10/01/36	23,325,000	25,738,339
State of Connecticut Revenue
5.00% 05/01/29	1,000,000	1,278,220
State of Connecticut Clean Water Fund - State Revolving Fund Revenue
5.00% 05/01/37	7,000,000	8,430,066
State of Connecticut Special Tax Revenue Revenue
4.00% 11/01/38	215,000	261,327
University of Connecticut GO,
5.00% 04/15/30	505,000	625,402
		52,123,201
Delaware - 0.6%
Delaware Transportation Authority Revenue
5.00% 06/01/45	6,680,000	7,562,652
District of Columbia - 4.1%
District of Columbia GO,
4.00% 10/15/39 - 10/15/44	9,485,000	11,143,987
5.00% 06/01/38	3,000,000	3,308,318
District of Columbia Revenue
5.00% 04/01/42 (a)	6,250,000	7,610,491
District of Columbia Water & Sewer Authority Revenue
5.00% 10/01/27	1,000,000	1,241,394
Metropolitan Washington Airports Authority Revenue
5.00% 10/01/29 - 10/01/32	5,130,000	6,569,727
Metropolitan Washington Airports Authority Aviation Revenue Revenue
4.00% 10/01/51	2,000,000	2,339,004
Metropolitan Washington Airports Authority Dulles Toll Road Revenue
5.00% 10/01/44	5,000,000	6,171,995
Washington Convention & Sports Authority Revenue
5.00% 10/01/28 - 10/01/30	1,360,000	1,748,197
Washington Convention & Sports Authority Tax Allocation Revenue.,
5.00% 10/01/29	750,000	959,397
Washington Metropolitan Area Transit Authority Revenue
5.00% 07/15/29 - 07/01/43	8,875,000	10,716,071
		51,808,581
	Principal Amount	Fair Value
Florida - 1.6%
Central Florida Expressway Authority Revenue (AGM Insured)
5.00% 07/01/28	$ 500,000	$ 629,838
County of Broward FL Port Facilities Revenue
4.00% 09/01/38	1,000,000	1,141,430
County of Miami-Dade FL Water & Sewer System Revenue
5.00% 10/01/28 - 10/01/43	6,000,000	7,411,586
Escambia County Health Facilities Authority Revenue
4.00% 08/15/50	1,000,000	1,118,288
Greater Orlando Aviation Authority Revenue
5.00% 10/01/54	1,450,000	1,766,373
Martin County Health Facilities Authority Revenue
4.00% 01/01/46	5,000,000	5,759,026
Miami Beach Health Facilities Authority Revenue
5.00% 11/15/33	1,180,000	1,544,886
University of Florida Department of Housing & Residence Education Hsg Sys Revenue
5.00% 07/01/29	1,000,000	1,278,646
		20,650,073
Georgia - 5.6%
City of Atlanta GA Airport Passenger Facility Charge Revenue
5.00% 01/01/32 - 01/01/34	8,500,000	9,248,721
City of Atlanta GA Department of Aviation Revenue
5.00% 07/01/30 - 07/01/32	1,590,000	2,086,510
City of Atlanta GA Water & Wastewater Revenue
5.00% 11/01/40 - 11/01/41	6,070,000	7,447,718
5.25% 11/01/30 (a)	5,690,000	6,203,978
City of Atlanta GA Water & Wastewater Revenue (AGM Insured)
5.75% 11/01/27 - 11/01/30	9,500,000	12,664,729
Development Authority of Gwinnett County Revenue
5.00% 07/01/37 - 07/01/40	9,325,000	11,186,879
Georgia Ports Authority Revenue
4.00% 07/01/37	2,250,000	2,760,321
Municipal Electric Authority of Georgia Revenue
5.00% 01/01/35	5,500,000	6,164,161
Private Colleges & Universities Authority Revenue
5.00% 10/01/29	550,000	700,760
State of Georgia GO,
4.00% 07/01/36	10,000,000	11,766,978
		70,230,755
Hawaii - 0.5%
State of Hawaii GO,
5.00% 01/01/36	4,850,000	6,095,083
Illinois - 4.0%
Chicago O'Hare International Airport Revenue
5.00% 01/01/46 - 01/01/48	7,000,000	8,421,789
5.25% 01/01/42	8,000,000	9,591,481
Chicago Transit Authority Capital Grant Receipts Revenue
5.00% 06/01/29	250,000	317,679

See Notes to Schedules of Investments and Notes to Financial Statements.
64	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Illinois Finance Authority Revenue
5.00% 07/15/32 - 07/01/35	$ 2,350,000	$ 3,085,050
Illinois Finance Authority Revenue
5.00% 07/01/37	3,000,000	3,815,583
Metropolitan Pier & Exposition Authority Revenue (NPFG Insured)
5.65% 06/15/22 (c)	4,305,000	4,408,432
State of Illinois GO,
5.00% 03/01/26 - 12/01/32	15,750,000	17,974,759
5.13% 05/01/22	500,000	507,897
State of Illinois Sales Tax Revenue
4.00% 06/15/27	1,000,000	1,152,292
5.00% 06/15/28	500,000	614,473
		49,889,435
Indiana - 0.7%
Ball State University Revenue
5.00% 07/01/29	500,000	641,392
Indianapolis Local Public Improvement Bond Bank Revenue
4.00% 02/01/44	6,500,000	7,581,919
		8,223,311
Iowa - 0.2%
Board Of Regents State Of Iowa Revenue
3.00% 09/01/30	1,000,000	1,112,405
State of Iowa GO,
5.00% 06/01/29	250,000	321,566
West Des Moines Community School District GO,
5.00% 05/01/28	1,000,000	1,248,788
		2,682,759
Kentucky - 1.2%
Kentucky State Property & Building Commission Revenue
5.00% 02/01/33 - 04/01/37	11,705,000	13,816,220
University of Louisville Revenue (BAM Insured)
5.00% 09/01/28	1,045,000	1,314,105
		15,130,325
Louisiana - 0.1%
City of New Orleans GO,
5.00% 12/01/32	1,000,000	1,304,640
Maine - 0.1%
Maine Turnpike Authority Revenue
5.00% 07/01/42	1,000,000	1,023,603
Maryland - 2.9%
City of Baltimore Revenue
5.00% 07/01/35 - 07/01/46	14,415,000	17,358,160
5.00% 07/01/38 (a)	9,375,000	10,248,478
County of Anne Arundel GO,
5.00% 10/01/28	500,000	600,306
County of Baltimore GO,
5.00% 03/01/33	1,000,000	1,269,052
	Principal Amount	Fair Value
County of Montgomery GO,
4.00% 11/01/28	$ 1,485,000	$ 1,795,573
County of St Mary's GO,
5.00% 05/01/28	1,290,000	1,620,857
Maryland State Transportation Authority Revenue
5.00% 06/01/28	2,000,000	2,471,899
State of Maryland GO,
5.00% 08/01/25	1,000,000	1,161,515
		36,525,840
Massachusetts - 3.4%
Commonwealth of Massachusetts GO,
4.00% 05/01/44	3,045,000	3,510,533
5.00% 03/01/46	7,000,000	7,683,471
5.25% 09/01/43 - 04/01/47	19,325,000	24,409,762
Massachusetts Development Finance Agency Revenue
4.00% 06/01/49	1,000,000	1,144,800
Massachusetts Municipal Wholesale Electric Co. Revenue
4.00% 07/01/27	500,000	585,489
Massachusetts Port Authority Revenue
5.00% 07/01/31	500,000	657,310
Massachusetts Water Resources Authority Revenue
5.00% 08/01/32 (a)	4,140,000	4,448,700
		42,440,065
Michigan - 1.4%
Bloomfield Hills School District GO,
4.00% 05/01/45	1,000,000	1,177,597
Michigan Finance Authority Revenue
5.00% 12/01/47 (a)	4,000,000	4,173,224
5.00% 11/15/48	3,500,000	4,330,721
State of Michigan Revenue
5.00% 03/15/27	4,415,000	5,376,529
State of Michigan Trunk Line Revenue
5.00% 11/15/35	750,000	1,008,214
University of Michigan Revenue
5.00% 04/01/46	1,000,000	1,170,747
		17,237,032
Minnesota - 1.3%
City of Rochester Revenue
4.00% 11/15/48	5,330,000	6,110,428
City of St Cloud Revenue
5.00% 05/01/48	2,000,000	2,447,645
Minneapolis Special School District No 1 GO,
5.00% 02/01/38	1,435,000	1,882,536
University of Minnesota Revenue
5.00% 09/01/39	4,350,000	5,306,213
		15,746,822

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Tax-Exempt Income Fund	65

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Mississippi - 0.3%
State of Mississippi GO,
5.00% 10/01/36	$ 3,000,000	$ 3,761,316
Missouri - 2.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
5.00% 10/01/44 (a)	8,010,000	8,297,018
City of Kansas City MO Sanitary Sewer System Revenue
4.00% 01/01/40	1,725,000	1,878,922
City of St Louis MO Airport Revenue (AGM Insured)
5.00% 07/01/27	1,500,000	1,814,439
Health & Educational Facilities Authority of the State of Missouri Revenue
4.00% 07/01/28 - 11/15/48	4,190,000	4,904,468
Kansas City Industrial Development Authority Revenue
5.00% 03/01/30	2,605,000	3,295,548
Metropolitan St Louis Sewer District Revenue
5.00% 05/01/45 (a)	480,000	550,542
5.00% 05/01/45 - 05/01/46	2,520,000	2,939,847
Platte County Reorganized School District No R-3 GO,
5.00% 03/01/32	1,000,000	1,361,518
		25,042,302
Nebraska - 0.1%
Nebraska Public Power District Revenue
5.00% 01/01/32	500,000	658,344
Omaha School District GO,
3.00% 12/15/32	1,000,000	1,149,536
		1,807,880
New Hampshire - 0.0% *
New Hampshire Business Finance Authority Revenue
5.00% 08/15/27	250,000	304,206
New Jersey - 7.1%
New Hampshire Municipal Bond Bank Revenue
3.00% 02/15/32	1,205,000	1,362,603
New Jersey Economic Development Authority Revenue
5.00% 11/01/29 - 06/15/43	12,750,000	15,189,134
5.25% 06/15/40 (a)	220,000	256,135
New Jersey Educational Facilities Authority Revenue
5.50% 09/01/30 - 09/01/33	14,700,000	17,682,736
New Jersey Health Care Facilities Financing Authority Revenue
4.00% 07/01/35	750,000	913,956
5.00% 07/01/44	1,585,000	1,752,783
New Jersey Health Care Facilities Financing Authority Revenue (AGM Insured)
4.13% 07/01/38	6,215,000	6,720,431
New Jersey Transportation Trust Fund Authority Revenue
5.00% 06/15/30 - 06/15/45	10,750,000	13,045,984
New Jersey Turnpike Authority Revenue
4.00% 01/01/48	5,000,000	5,750,511
5.00% 01/01/33 - 01/01/45	15,400,000	17,520,239
	Principal Amount	Fair Value
5.00% 01/01/38 (a)	$ 4,000,000	$ 4,095,943
State of New Jersey GO,
5.00% 06/01/27 - 06/01/40	3,500,000	4,250,304
		88,540,759
New York - 10.5%
City of New York GO,
5.00% 08/01/26 - 04/01/43	7,500,000	9,128,680
Hudson Yards Infrastructure Corp. Revenue
4.00% 02/15/44	5,830,000	6,577,821
5.00% 02/15/34 - 02/15/45	12,000,000	14,365,769
Metropolitan Transportation Authority Revenue
4.00% 11/15/48	1,000,000	1,145,040
5.00% 11/15/29 - 11/15/37	7,960,000	8,636,864
5.25% 11/15/55	1,000,000	1,233,536
Metropolitan Transportation Authority Revenue (AGM Insured)
4.00% 11/15/49	5,000,000	5,737,241
New York City Transitional Finance Authority Building Aid Revenue
5.00% 07/15/36	6,000,000	7,455,310
New York City Transitional Finance Authority Future Tax Secured Revenue
4.00% 11/01/42	5,000,000	5,853,024
5.00% 02/01/41 - 02/01/43	17,500,000	20,229,809
New York City Water & Sewer System Revenue
5.00% 06/15/49	6,460,000	8,003,191
New York Liberty Development Corp. Revenue
4.00% 02/15/43	1,000,000	1,167,599
New York State Dormitory Authority Revenue
4.00% 08/01/38 - 07/01/41	6,655,000	7,631,761
5.00% 03/15/45	12,500,000	15,292,985
5.00% 07/01/46 (a)	4,000,000	4,917,667
New York State Thruway Authority Revenue
4.00% 01/01/38	2,500,000	2,928,217
Port Authority of New York & New Jersey Revenue
3.00% 10/01/28	1,000,000	1,118,162
5.00% 07/15/33 - 09/01/48	7,000,000	8,582,061
St Lawrence County Industrial Development Agency Revenue
5.00% 09/01/32	250,000	321,883
The New York City Trust for Cultural Resources Revenue
4.00% 12/01/35	500,000	601,321
		130,927,941
North Carolina - 0.8%
County of Mecklenburg GO,
5.00% 03/01/28	1,050,000	1,318,633
County of Wake Revenue
5.00% 03/01/28	1,285,000	1,609,359
North Carolina Capital Facilities Finance Agency Revenue
4.00% 10/01/44	2,000,000	2,247,466
The University of North Carolina at Charlotte Revenue
5.00% 10/01/47	3,545,000	4,289,667
		9,465,125

See Notes to Schedules of Investments and Notes to Financial Statements.
66	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
North Dakota - 0.0% *
City of Grand Forks Revenue
5.00% 12/01/27	$ 250,000	$ 304,914
Ohio - 5.9%
City of Columbus GO,
5.00% 07/01/26 - 08/15/30 (a)	18,055,000	19,349,509
5.00% 04/01/28	1,095,000	1,374,399
County of Franklin Revenue
5.00% 12/01/47	1,125,000	1,365,800
Northeast Ohio Regional Sewer District Revenue
3.00% 11/15/34	1,385,000	1,557,544
4.00% 11/15/43	7,550,000	8,754,603
5.00% 11/15/38 (a)	12,000,000	12,780,280
Ohio Turnpike & Infrastructure Commission Revenue
5.25% 02/15/39	18,250,000	19,218,518
Ohio Water Development Authority Revenue
5.00% 12/01/38	2,000,000	2,568,470
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue
3.00% 12/01/34	1,770,000	1,998,619
4.00% 12/01/37	1,000,000	1,240,236
University of Cincinnati Revenue
5.00% 06/01/45	3,500,000	4,240,857
		74,448,835
Oklahoma - 0.5%
Oklahoma Capitol Improvement Authority Revenue
5.00% 07/01/28 - 07/01/29	5,000,000	5,555,180
Oklahoma State University Revenue
5.00% 09/01/29	250,000	322,022
		5,877,202
Oregon - 0.5%
City of Eugene OR Water Utility System Revenue
4.00% 08/01/45	1,000,000	1,104,996
City of Portland OR Sewer System Revenue
3.00% 03/01/37	975,000	1,085,327
Oregon Health & Science University Revenue
5.00% 07/01/29 - 07/01/36	1,000,000	1,296,196
Port of Portland OR Airport Revenue
5.00% 07/01/29	1,890,000	2,390,266
		5,876,785
Pennsylvania - 5.9%
Allegheny County Airport Authority Revenue
4.00% 01/01/39	2,000,000	2,341,166
5.00% 01/01/35	3,000,000	3,845,312
Allegheny County Hospital Development Authority Revenue
4.00% 07/15/39	1,500,000	1,745,784
Avon Grove School District Chester County GO,
4.00% 11/15/35	500,000	595,881
	Principal Amount	Fair Value
City of Philadelphia GO,
5.00% 02/01/24 - 08/01/36	$ 10,105,000	$ 11,944,922
City of Philadelphia PA Water & Wastewater Revenue
5.00% 10/01/43 - 10/01/47	15,000,000	18,488,340
City of Philadelphia, Pennsylvania Airport Revenue
5.00% 07/01/27	1,250,000	1,512,033
City of Pittsburgh GO,
5.00% 09/01/32	250,000	321,187
Delaware River Joint Toll Bridge Commission Revenue
5.00% 07/01/26	1,000,000	1,190,746
Delaware River Port Authority Revenue
5.00% 01/01/29 - 01/01/40	9,600,000	11,186,681
Erie City Water Authority Revenue (BAM Insured)
5.00% 12/01/33	1,110,000	1,426,389
General Authority of Southcentral Pennsylvania Revenue
4.00% 06/01/49	3,015,000	3,444,852
Montgomery County Higher Education and Health Authority Revenue
4.00% 09/01/49	3,000,000	3,404,506
Pennsylvania Economic Development Financing Authority Revenue
4.00% 11/15/42	5,000,000	5,675,353
Pennsylvania Turnpike Commission Revenue
5.00% 12/01/32	510,000	688,405
Pittsburgh School District GO,
3.00% 09/01/38	1,995,000	2,172,057
The School District of Philadelphia GO,
4.00% 09/01/38	1,750,000	2,042,116
5.00% 09/01/27	1,000,000	1,214,466
		73,240,196
Rhode Island - 1.0%
Rhode Island Health and Educational Building Corp. Revenue
4.00% 05/15/34 (b)	1,400,000	1,719,143
5.00% 09/01/43	5,000,000	5,349,223
Rhode Island Health and Educational Building Corp. Revenue, (BAM Insured)
4.00% 05/15/38	2,500,000	2,998,452
Rhode Island Health and Educational Building Corp. Revenue (BAM Insured)
5.00% 05/15/29	200,000	255,856
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund Revenue
5.00% 10/01/28 (a)	2,200,000	2,568,374
		12,891,048
South Carolina - 1.8%
City of Columbia SC Waterworks & Sewer System Revenue
5.00% 02/01/49 (a)	4,000,000	5,113,865
County of Charleston GO,
3.00% 11/01/33	1,000,000	1,155,533
Piedmont Municipal Power Agency Revenue
5.00% 01/01/25	2,315,000	2,315,000

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Tax-Exempt Income Fund	67

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
South Carolina Public Service Authority Revenue
5.00% 12/01/37 - 12/01/38	$ 12,000,000	$ 14,055,200
		22,639,598
Tennessee - 1.4%
City of Memphis GO,
4.00% 05/01/35 - 06/01/46	7,400,000	8,597,305
5.00% 05/01/28	1,000,000	1,254,375
City of Memphis TN Sanitary Sewerage System Revenue
5.00% 10/01/36	1,000,000	1,308,074
City of Murfreesboro GO,
3.00% 06/01/35	1,000,000	1,113,197
County of Shelby GO,
3.13% 04/01/32	1,500,000	1,699,710
Memphis-Shelby County Airport Authority Revenue
5.00% 07/01/31	375,000	492,206
The Metropolitan Nashville Airport Authority Revenue
5.00% 07/01/33 - 07/01/54	2,800,000	3,499,519
		17,964,386
Texas - 8.6%
Arlington Higher Education Finance Corp. Revenue
5.00% 08/15/28	500,000	625,544
Board of Regents of the University of Texas System Revenue
5.00% 08/15/26	10,000,000	12,002,067
City of Austin TX Airport System Revenue
5.00% 11/15/46	3,000,000	3,563,740
City of Austin TX Water & Wastewater System Revenue
5.00% 11/15/33 - 11/15/42	14,345,000	15,115,102
City of Dallas GO,
5.00% 02/15/29	860,000	1,094,847
City of Dallas TX Waterworks & Sewer System Revenue
5.00% 10/01/46	3,550,000	4,292,102
City of Fort Worth GO,
4.00% 03/01/31	1,000,000	1,218,105
City of Houston GO,
5.00% 03/01/30	300,000	391,859
City of Houston TX Airport System Revenue
5.00% 07/01/28 - 07/01/30	2,300,000	2,914,071
City of Houston TX Combined Utility System Revenue
5.00% 05/15/28	5,000,000	5,522,334
City of Plano GO,
5.00% 09/01/29	1,500,000	1,947,483
City of San Antonio TX Airport System Revenue
5.00% 07/01/28	1,000,000	1,236,198
City of Temple TX Utility System Revenue
3.00% 08/01/35	1,000,000	1,112,639
County of Harris GO,
5.00% 10/01/30	1,000,000	1,297,946
Dallas Fort Worth International Airport Revenue
4.00% 11/01/35	1,445,000	1,744,696
5.25% 11/01/29	5,000,000	5,439,154
	Principal Amount	Fair Value
Dallas Independent School District GO,
5.00% 02/15/34	$ 885,000	$ 1,116,738
Forney Independent School District GO,
3.00% 02/15/32	1,000,000	1,129,147
Fort Bend Independent School District GO,
5.00% 08/15/30	300,000	394,950
Frisco Independent School District GO,
4.00% 02/15/35	1,000,000	1,220,980
Love Field Airport Modernization Corp. Revenue
5.00% 11/01/29	1,500,000	1,896,334
Lower Colorado River Authority Revenue
5.00% 05/15/44	2,000,000	2,355,999
North Texas Municipal Water District Water System Revenue
3.00% 09/01/34	1,500,000	1,680,595
North Texas Tollway Authority Revenue
5.00% 01/01/26 - 01/01/48	8,000,000	9,566,430
Port Authority of Houston of Harris County Texas Revenue
5.00% 10/01/29	500,000	646,868
Round Rock Independent School District GO,
5.00% 08/01/32	2,725,000	3,417,188
San Antonio Water System Revenue
5.00% 05/15/31	750,000	1,002,016
Southwest Independent School District GO,
3.00% 02/01/34	500,000	561,130
Tarrant County College District, Texas General Obligation Bond, Series 2020 GO,
5.00% 08/15/28	1,000,000	1,267,897
Texas A&M University Revenue
4.00% 05/15/32	1,890,000	2,356,782
Texas Municipal Power Agency Revenue (AGM Insured)
3.00% 09/01/28	275,000	299,664
Texas Transportation Commission State Highway Fund Revenue
5.00% 04/01/23	10,750,000	11,389,249
Texas Water Development Board Revenue
3.00% 10/15/33	1,000,000	1,130,392
The Harris County Toll Road Authority Revenue
4.00% 08/15/37	2,000,000	2,421,391
Upper Trinity Regional Water District Revenue (BAM Insured)
4.00% 08/01/29	400,000	484,011
Waco Educational Finance Corp. Revenue
5.00% 03/01/30	400,000	518,135
West Harris County Regional Water Authority Revenue(BAM Insured)
4.00% 12/15/33	1,000,000	1,236,404
West Harris County Regional Water Authority Revenue
5.00% 12/15/30	1,300,000	1,682,879
		107,293,066
Utah - 0.8%
Central Valley Water Reclamation Facility Revenue
3.00% 03/01/30	1,145,000	1,285,930

See Notes to Schedules of Investments and Notes to Financial Statements.
68	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
City of Salt Lake City Public Utiities Revenue
4.00% 02/01/45	$ 1,530,000	$ 1,784,418
City of Salt Lake City UT Airport Revenue
5.00% 07/01/29	1,000,000	1,204,735
County of Utah Revenue
5.00% 05/15/50	2,000,000	2,507,638
Utah Transit Authority Revenue
5.00% 06/15/42 (a)	3,045,000	3,111,409
		9,894,130
Vermont - 0.1%
University of Vermont and State Agricultural College Revenue
5.00% 10/01/37	920,000	1,319,568
Virginia - 2.2%
County of Arlington GO,
5.00% 08/01/28	1,760,000	2,230,626
County of Fairfax GO,
4.00% 10/01/35	6,645,000	7,803,247
Norfolk Airport Authority Revenue
5.00% 07/01/28	455,000	567,944
University of Virginia Revenue
5.00% 04/01/47	6,000,000	7,242,170
Virginia Commonwealth University Health System Authority Revenue
5.00% 07/01/46	1,000,000	1,205,570
Virginia Resources Authority Revenue
4.00% 11/01/41	5,585,000	6,294,495
5.00% 11/01/46	1,720,000	2,032,802
		27,376,854
Washington - 1.3%
City of Seattle WA Drainage & Wastewater Revenue
4.00% 09/01/38	2,160,000	2,661,532
County of King WA Sewer Revenue Revenue
4.00% 01/01/44	1,400,000	1,653,373
Pierce & King Counties School District No 417 Fife GO,
4.00% 12/01/35	1,450,000	1,737,518
Snohomish County School District No 6 Mukilteo GO,
3.00% 12/01/37	2,000,000	2,215,767
Spokane County School District No 81 Spokane GO,
4.00% 12/01/39	1,000,000	1,219,095
State of Washington GO,
4.00% 06/01/33	1,985,000	2,464,349
5.00% 08/01/34 - 02/01/39	3,500,000	4,398,117
		16,349,751
Wisconsin - 0.4%
City of Milwaukee WI Sewerage System Revenue
5.00% 06/01/29	400,000	513,189
Public Finance Authority Revenue
5.00% 06/01/29 - 06/01/30	325,000	410,491
State of Wisconsin GO,
4.00% 05/01/40	1,975,000	2,309,940
	Principal Amount	Fair Value
University of Wisconsin Hospitals & Clinics Revenue
5.00% 04/01/28	$ 500,000	$ 622,752
Wisconsin Department of Transportation Revenue
5.00% 07/01/32	1,000,000	1,311,902
		5,168,274
Total Municipal Bonds and Notes (Cost $1,153,944,441)		1,236,375,719
Short-Term Investments - 0.3%
State Street Institutional Treasury Plus Fund - Premier Class 0.01% (d)(e) (Cost $3,950,909)	3,950,909	3,950,909
Total Investments (Cost $1,157,895,350)		1,240,326,628
Other Assets and Liabilities, net - 0.8%		10,174,057
NET ASSETS - 100.0%		$ 1,250,500,685
Notes to Schedule of Investments – December 31, 2021
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund's future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund's summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Pre-refunded bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue to retire the bonds at the earliest refunding date.
(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(c)	Escrowed to maturity bonds are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and are used to pay principal and interest on such bonds.
(d)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(e)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2021.
*	Less than 0.05%.

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Tax-Exempt Income Fund	69

Elfun Tax-Exempt Income Fund
Schedule of Investments, continued — December 31, 2021
Abbreviations:
BAM - Build America Mutual Assurance Company
NPFG - National Public Finance Guaranty Corporation

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds and Notes	$ —	$ 1,236,375,719	$ —	$ 1,236,375,719
Short-Term Investments	3,950,909	—	—	3,950,909
Total Investments in Securities	$ 3,950,909	$ 1,236,375,719	$ —	$ 1,240,326,628

Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 12/31/21	Value at 12/31/21	Dividend Income
State Street Institutional Treasury Plus Fund - Premier Class	7,432,447	$7,432,447	$307,278,901	$310,760,439	$—	$—	3,950,909	$3,950,909	$2,660
See Notes to Schedules of Investments and Notes to Financial Statements.
70	Elfun Tax-Exempt Income Fund

Elfun Income Fund
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun Income Fund (the “Fund”) seeks to provide a high level of income consistent with prudent investment management and the preservation of capital. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund’s Investment Class was -1.19% and the Index was -1.54%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset allocation and security selection, which each had a positive impact, were the primary drivers of Fund performance during the Reporting Period relative to the Index. Duration had a limited impact on the Fund’s relative performance to the Index, but an increase in interest rates during the Reporting Period, where the ten year Treasury yield increased 59 bps, explains the negative absolute return for both the Fund and the Index.
Our view in the first quarter of 2021 was that the economic recovery from COVID-19 would continue due to emergency economic U.S. fiscal and monetary stimulus, which was expected to persist throughout the Reporting Period, and the announcement of several effective COVID-19 vaccines announced during the previous Reporting Period. As a function of our positive outlook and the perception that credit spreads were on the cheap side of long-term fair value, the Fund maintained an overweight allocation to credit sectors, with an emphasis on investment grade rated credit. Credit performance versus duration equivalent treasuries was positive over the Reporting Period, with investment grade credit and high yield outperforming risk-free assets during the Reporting Period. The Fund’s asset allocation over weight to investment grade credit, high yield, and commercial mortgage-backed securities generated positive excess returns to the Index. Security selection in the commercial mortgage-backed securities and investment grade credit allocations generated positive excess returns as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities.
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of index credit default swaps contributed to Fund performance relative to the Index, while its use of treasury futures detracted from Fund performance.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Elfun Income Fund	71

Elfun Income Fund
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $240,211 (in thousands) as of December 31, 2021 (a)(b)
Quality Ratings
as of December 31, 2021 as a % of Fair Value
Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	4.52%
Aa / AA	53.62%
A / A	6.86%
Baa / BBB	21.42%
Ba / BB and lower	2.57%
NR / Other	11.01%
100.00%
Average Annual Total Return for the years ended December 31, 2021
(Inception date 12/31/84)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Income Fund	(1.19)%	3.79%	3.33%	$13,870
Bloomberg U.S. Aggregate Bond Index	(1.54)%	3.57%	2.90%	$13,307

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
72	Elfun Income Fund

Elfun Income Fund
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
Elfun Income Fund	73

Elfun Income Fund
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$ 999.20	$1,023.80
Expenses Paid During Period*	$ 1.41	$ 1.43
*	Expenses are equal to the Fund's annualized net expense ratio of 0.28%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

74	Elfun Income Fund

Elfun Income Fund
Schedule of Investments — December 31, 2021
	Principal Amount	Fair Value
Bonds and Notes - 98.1% †
U.S. Treasuries - 32.2%
U.S. Treasury Bonds
1.13%, 05/15/40 (a)	$ 3,082,000	$ 2,710,715
1.88%, 02/15/41	1,892,000	1,878,401
1.88%, 02/15/51 (a)	1,675,000	1,665,316
2.25%, 08/15/46 (a)	1,562,000	1,657,917
3.00%, 08/15/48 (a)	2,925,000	3,594,094
U.S. Treasury Notes
0.13%, 07/15/23 - 12/15/23 (a)	4,650,800	4,606,641
0.25%, 07/31/25 (a)	5,822,400	5,649,547
0.50%, 03/15/23 (a)	2,217,000	2,217,433
0.63%, 10/15/24 (a)	1,415,000	1,404,056
0.75%, 04/30/26 - 01/31/28 (a)	27,070,000	26,207,741
1.38%, 01/31/22 (a)	6,788,000	6,794,099
1.63%, 05/15/31 (a)	10,157,000	10,299,833
2.63%, 02/15/29 (a)	1,562,000	1,689,889
		70,375,682
Agency Mortgage Backed - 24.8%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49 (a)	5,209,716	5,463,815
4.50%, 06/01/33 - 02/01/35 (a)	7,560	8,296
5.00%, 07/01/35 (a)	65,306	73,474
5.50%, 01/01/38 - 04/01/39 (a)	103,934	118,476
6.00%, 06/01/33 - 11/01/37 (a)	227,513	259,479
7.00%, 01/01/27 - 08/01/36 (a)	52,029	59,701
7.50%, 11/01/29 - 09/01/33 (a)	6,120	6,786
8.00%, 11/01/30 (a)	2,423	2,709
Federal National Mortgage Assoc.
2.50%, 02/01/51 - 03/01/51 (a)	8,491,910	8,698,579
3.50%, 08/01/45 - 01/01/48 (a)	4,213,917	4,534,165
4.00%, 01/01/41 - 01/01/50 (a)	2,521,297	2,723,919
4.50%, 07/01/33 - 12/01/48 (a)	1,303,727	1,426,659
5.00%, 03/01/34 - 05/01/39 (a)	129,024	145,003
5.50%, 12/01/32 - 01/01/39 (a)	356,186	402,480
6.00%, 01/01/29 - 05/01/41 (a)	831,860	951,430
	Principal Amount	Fair Value
6.50%, 08/01/28 - 08/01/36 (a)	$ 42,678	$ 47,079
7.00%, 10/01/32 - 02/01/34 (a)	7,813	8,607
7.50%, 12/01/26 - 03/01/33 (a)	27,412	30,472
8.00%, 06/01/24 - 10/01/31 (a)	6,678	7,208
8.50%, 04/01/30 (a)	1,368	1,622
9.00%, 12/01/22 (a)	101	101
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
1.85%, 04/01/37 (a)(b)	2,073	2,129
Federal National Mortgage Assoc. TBA
2.50%, 02/01/52 (c)	2,897,612	2,951,131
3.00%, 01/01/52 (c)	10,551,992	10,934,185
Government National Mortgage Assoc.
3.00%, 12/20/42 - 05/20/45 (a)	4,608,302	4,856,128
3.50%, 08/20/48 (a)	957,659	1,004,951
4.00%, 01/20/41 - 04/20/43 (a)	759,814	829,165
4.50%, 08/15/33 - 03/20/41 (a)	347,871	387,015
5.00%, 08/15/33 (a)	20,248	22,315
6.00%, 04/15/27 - 04/15/35 (a)	111,283	126,791
6.50%, 03/15/24 - 09/15/36 (a)	40,066	44,830
7.00%, 11/15/27 - 10/15/36 (a)	30,466	34,027
7.50%, 03/15/23 - 10/15/28 (a)	8,089	8,349
8.00%, 09/15/27 - 06/15/30 (a)	19,228	20,460
Government National Mortgage Assoc. TBA
2.50%, 01/01/52 (c)	2,781,000	2,849,913
3.00%, 01/01/52 (c)	4,962,577	5,136,466
		54,177,915
Agency Collateralized Mortgage Obligations - 0.7%
Federal Home Loan Mortgage Corp.
0.08%, 09/25/43 (b)(d)	664,358	3,047
2.51%, 07/25/29	745,000	785,695
4.05%, 09/25/28 (b)	300,000	344,911
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/30 (d)	41,177	836
5.50%, 06/15/33 (d)	20,243	3,062

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	75

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. STRIPS
0.00%, 08/01/27 (e)	$ 382	$ 365
8.00%, 02/01/23 - 07/01/24 (d)	666	47
Federal National Mortgage Assoc. REMIC
1.12%, 12/25/42 (b)(d)	143,692	4,407
5.00%, 02/25/40 - 09/25/40 (d)	48,709	5,180
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.90%, 07/25/38 (b)(d)	21,415	2,926
Federal National Mortgage Assoc. REMIC 6.55% - 1 month USD LIBOR
6.45%, 11/25/41 (b)(d)	2,161,718	408,722
Federal National Mortgage Assoc. STRIPS
0.01%, 12/25/34 (e)	21,080	18,954
4.50%, 08/25/35 - 01/25/36 (d)	38,875	5,450
5.00%, 03/25/38 - 05/25/38 (d)	24,654	4,580
5.50%, 12/25/33 (d)	6,877	1,270
6.00%, 01/25/35 (d)	26,714	4,571
7.50%, 11/25/23 (d)	1,112	49
8.00%, 08/25/23 - 07/25/24 (d)	1,258	90
8.50%, 07/25/22 (d)**	19	—
		1,594,162
Asset Backed - 0.8%
CarMax Auto Owner Trust 2018-3
3.13%, 06/15/23	18,883	18,931
Chase Funding Trust 2004-1
3.99%, 11/25/33 (f)	87,707	87,707
Enterprise Fleet Financing 2019-1 LLC
3.07%, 10/20/24 (g)	487,000	490,614
Ford Credit Auto Owner Trust 2020-B
0.56%, 10/15/24	887,560	887,164
Santander Retail Auto Lease Trust 2019-B
2.30%, 01/20/23 (g)	225,328	225,698
		1,710,114
Corporate Notes - 32.4%
3M Co.
3.13%, 09/19/46 (a)	21,000	22,138
7-Eleven Inc.
0.95%, 02/10/26 (a)(g)	277,000	268,191
	Principal Amount	Fair Value
Abbott Laboratories
3.75%, 11/30/26 (a)	$ 28,000	$ 30,937
4.90%, 11/30/46 (a)	66,000	90,589
AbbVie Inc.
2.60%, 11/21/24 (a)	118,000	122,386
2.95%, 11/21/26 (a)	115,000	121,139
3.20%, 05/14/26 - 11/21/29 (a)	158,000	168,428
3.25%, 10/01/22 (a)	69,000	69,876
3.45%, 03/15/22 (a)	169,000	169,193
4.05%, 11/21/39 (a)	50,000	57,316
4.25%, 11/21/49 (a)	71,000	85,242
4.63%, 10/01/42 (a)	7,000	8,536
4.70%, 05/14/45 (a)	15,000	18,548
4.88%, 11/14/48 (a)	10,000	12,945
Advance Auto Parts Inc.
3.90%, 04/15/30 (a)	189,000	206,836
AEP Texas Inc.
3.45%, 05/15/51 (a)	119,000	121,394
Aetna Inc.
3.50%, 11/15/24 (a)	55,000	58,101
Aircastle Ltd.
4.25%, 06/15/26 (a)	84,000	90,063
Alcoa Nederland Holding BV
5.50%, 12/15/27 (a)(g)	203,000	217,210
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	239,000	241,498
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (a)	50,000	46,974
4.70%, 07/01/30 (a)	24,000	28,110
Ally Financial Inc.
2.20%, 11/02/28 (a)	98,000	97,387
5.75%, 11/20/25 (a)	47,000	53,025
Altria Group Inc.
3.40%, 05/06/30 - 02/04/41 (a)	61,000	58,340
4.00%, 02/04/61 (a)	22,000	21,100
4.25%, 08/09/42 (a)	6,000	6,096
4.45%, 05/06/50 (a)	31,000	32,269
4.50%, 05/02/43 (a)	24,000	25,028
Amazon.com Inc.
1.50%, 06/03/30 (a)	37,000	35,901
2.50%, 06/03/50 (a)	42,000	39,973
2.70%, 06/03/60 (a)	34,000	32,727
2.88%, 05/12/41 (a)	72,000	74,364
3.15%, 08/22/27 (a)	17,000	18,375
3.25%, 05/12/61 (a)	55,000	59,310
4.05%, 08/22/47 (a)	18,000	21,913
4.25%, 08/22/57 (a)	10,000	12,826
Ameren Corp.
2.50%, 09/15/24 (a)	168,000	172,628
3.65%, 02/15/26 (a)	32,000	34,102

See Notes to Schedules of Investments and Notes to Financial Statements.
76	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	$ 28,000	$ 29,931
American Electric Power Company Inc.
2.30%, 03/01/30 (a)	39,000	38,360
3.25%, 03/01/50 (a)	34,000	33,742
American International Group Inc.
4.25%, 03/15/29 (a)	55,000	62,809
4.50%, 07/16/44 (a)	50,000	61,627
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter)
5.75%, 04/01/48 (a)(b)	10,000	11,251
American Tower Corp.
1.50%, 01/31/28 (a)	132,000	126,411
2.90%, 01/15/30 (a)	49,000	50,268
3.70%, 10/15/49 (a)	28,000	30,021
3.80%, 08/15/29 (a)	58,000	63,149
American Water Capital Corp.
2.95%, 09/01/27 (a)	38,000	40,157
Amgen Inc.
2.00%, 01/15/32 (a)	246,000	237,889
2.45%, 02/21/30 (a)	22,000	22,391
3.00%, 01/15/52 (a)	84,000	81,892
3.15%, 02/21/40 (a)	81,000	82,893
3.38%, 02/21/50 (a)	21,000	21,813
4.56%, 06/15/48 (a)	42,000	52,009
4.66%, 06/15/51 (a)	10,000	12,730
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (a)	200,000	198,076
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	79,000	85,220
4.70%, 02/01/36 (a)	23,000	27,783
4.90%, 02/01/46 (a)	51,000	64,600
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (a)	54,000	59,167
4.00%, 04/13/28 (a)	13,000	14,454
4.35%, 06/01/40 (a)	53,000	62,330
4.38%, 04/15/38 (a)	75,000	87,665
4.50%, 06/01/50 (a)	41,000	50,635
4.60%, 04/15/48 (a)	29,000	35,492
4.75%, 04/15/58 (a)	25,000	31,474
5.55%, 01/23/49 (a)	53,000	73,305
Anthem Inc.
2.88%, 09/15/29 (a)	28,000	29,286
3.30%, 01/15/23 (a)	55,000	56,488
	Principal Amount	Fair Value
3.60%, 03/15/51 (a)	$ 29,000	$ 32,243
3.70%, 09/15/49 (a)	28,000	31,270
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51 (a)	84,000	81,008
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95%, 01/14/50 (a)(b)(g)	73,000	74,828
Apple Inc.
2.65%, 02/08/51 (a)	81,000	79,577
2.80%, 02/08/61 (a)	57,000	56,341
2.95%, 09/11/49 (a)	34,000	35,152
3.35%, 02/09/27 (a)	18,000	19,562
3.45%, 02/09/45 (a)	74,000	82,639
3.85%, 08/04/46 (a)	53,000	62,789
Applied Materials Inc.
4.35%, 04/01/47 (a)	31,000	39,507
Aptiv PLC
4.40%, 10/01/46 (a)	21,000	24,670
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	28,000	29,195
Ares Capital Corp.
2.88%, 06/15/28 (a)	181,000	180,540
3.25%, 07/15/25 (a)	372,000	385,913
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	89,000	93,707
Ascension Health
4.85%, 11/15/53 (a)	63,000	89,592
Ashtead Capital Inc.
1.50%, 08/12/26 (a)(g)	200,000	196,112
Astrazeneca Finance LLC
1.75%, 05/28/28 (a)	116,000	115,254
AstraZeneca PLC
3.00%, 05/28/51 (a)	55,000	57,859
4.00%, 01/17/29 (a)	17,000	19,165
4.38%, 08/17/48 (a)	7,000	9,030
AT&T Inc.
1.70%, 03/25/26 (a)	309,000	307,727
2.30%, 06/01/27 (a)	81,000	82,552
2.75%, 06/01/31 (a)	163,000	166,219
3.30%, 02/01/52 (a)	178,000	174,371
3.85%, 06/01/60 (a)	75,000	78,338
4.35%, 03/01/29 (a)	59,000	66,384
4.50%, 05/15/35 (a)	55,000	63,476
4.55%, 03/09/49 (a)	28,000	33,005
4.75%, 05/15/46 (a)	16,000	19,341
4.80%, 06/15/44 (a)	43,000	51,182
4.85%, 03/01/39 (a)	45,000	53,762
5.25%, 03/01/37 (a)	39,000	48,247
5.35%, 12/15/43 (a)	31,000	37,847
5.45%, 03/01/47 (a)	46,000	60,308

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	77

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Athene Holding Ltd.
4.13%, 01/12/28 (a)	$ 36,000	$ 39,412
6.15%, 04/03/30 (a)	81,000	100,205
Avangrid Inc.
3.15%, 12/01/24 (a)	82,000	85,895
Bain Capital Specialty Finance Inc.
2.95%, 03/10/26 (a)	119,000	118,726
Bank of America Corp.
3.25%, 10/21/27 (a)	3,000	3,198
4.18%, 11/25/27 (a)	101,000	110,563
4.25%, 10/22/26 (a)	80,000	88,323
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09%, 06/14/29 (a)(b)	181,000	179,943
Bank of America Corp. (2.59% fixed rate until 04/29/30; 2.15% + SOFR thereafter)
2.59%, 04/29/31 (a)(b)	171,000	172,659
Bank of America Corp. (2.97% fixed rate until 07/21/51; 1.56% + SOFR thereafter)
2.97%, 07/21/52 (a)(b)	83,000	83,352
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12%, 01/20/23 (a)(b)	69,000	69,081
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter)
3.37%, 01/23/26 (a)(b)	30,000	31,581
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42%, 12/20/28 (a)(b)	39,000	41,678
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56%, 04/23/27 (a)(b)	81,000	86,671
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71%, 04/24/28 (a)(b)	108,000	117,275
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95%, 01/23/49 (a)(b)	66,000	77,001
	Principal Amount	Fair Value
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24%, 04/24/38 (a)(b)	$ 53,000	$ 62,097
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27%, 07/23/29 (a)(b)	15,000	16,722
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30%, 12/31/99 (a)(b)	109,000	110,540
Barclays PLC
4.84%, 05/09/28 (a)	200,000	219,862
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	7,000	9,500
BAT Capital Corp.
2.73%, 03/25/31 (a)	80,000	77,702
4.39%, 08/15/37 (a)	55,000	58,038
4.54%, 08/15/47 (a)	24,000	25,091
4.70%, 04/02/27 (a)	52,000	57,300
4.91%, 04/02/30 (a)	54,000	60,748
BAT International Finance PLC
1.67%, 03/25/26 (a)	52,000	51,105
Baxter International Inc.
1.92%, 02/01/27 (g)	257,000	258,010
2.27%, 12/01/28 (g)	257,000	259,053
2.54%, 02/01/32 (g)	257,000	259,642
3.13%, 12/01/51 (g)	87,000	89,748
Baylor Scott & White Holdings
2.84%, 11/15/50 (a)	12,000	11,973
Becton Dickinson & Co.
3.70%, 06/06/27 (a)	41,000	44,708
4.67%, 06/06/47 (a)	8,000	10,082
4.69%, 12/15/44 (a)	5,000	6,287
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	17,000	18,237
3.70%, 07/15/30 (a)	61,000	67,728
3.80%, 07/15/48 (a)	20,000	22,325
4.25%, 10/15/50 (a)	54,000	65,935
6.13%, 04/01/36 (a)	8,000	10,918
Berkshire Hathaway Finance Corp.
2.85%, 10/15/50 (a)	41,000	40,502
4.25%, 01/15/49 (a)	31,000	38,042
Berry Global Inc.
4.88%, 07/15/26 (a)(g)	152,000	157,379
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43 (a)	10,000	13,227

See Notes to Schedules of Investments and Notes to Financial Statements.
78	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Biogen Inc.
2.25%, 05/01/30 (a)	$ 25,000	$ 24,637
Block Financial LLC
2.50%, 07/15/28 (a)	77,000	77,170
3.88%, 08/15/30 (a)	25,000	26,768
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	53,000	59,417
Boston Scientific Corp.
4.70%, 03/01/49 (a)	20,000	25,402
BP Capital Markets America Inc.
3.00%, 02/24/50 (a)	63,000	62,054
3.02%, 01/16/27 (a)	65,000	68,644
3.38%, 02/08/61 (a)	89,000	91,858
BP Capital Markets PLC (4.38% fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 12/31/99 (a)(b)	115,000	120,130
BP Capital Markets PLC (4.88% fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	81,000	88,262
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (a)	56,000	53,320
2.35%, 11/13/40 (a)	30,000	28,403
3.20%, 06/15/26 (a)	41,000	44,021
3.40%, 07/26/29 (a)	53,000	57,971
4.13%, 06/15/39 (a)	41,000	48,495
4.25%, 10/26/49 (a)	41,000	50,715
4.35%, 11/15/47 (a)	2,000	2,480
4.55%, 02/20/48 (a)	12,000	15,339
5.00%, 08/15/45 (a)	11,000	14,649
Brixmor Operating Partnership LP
2.25%, 04/01/28 (a)	108,000	107,812
3.90%, 03/15/27 (a)	25,000	26,935
Broadcom Inc.
3.14%, 11/15/35 (a)(g)	33,000	33,172
3.19%, 11/15/36 (a)(g)	4,000	4,013
3.42%, 04/15/33 (a)(g)	71,000	74,122
3.47%, 04/15/34 (a)(g)	8,000	8,347
4.15%, 11/15/30 (a)	78,000	86,502
4.30%, 11/15/32 (a)	54,000	60,817
Brown-Forman Corp.
4.00%, 04/15/38 (a)	8,000	9,302
Brunswick Corp.
2.40%, 08/18/31 (a)	250,000	240,997
Bunge Limited Finance Corp.
3.75%, 09/25/27 (a)	12,000	13,061
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	50,000	61,279
	Principal Amount	Fair Value
4.55%, 09/01/44 (a)	$ 71,000	$ 89,286
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	9,000	9,435
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	38,000	40,856
4.95%, 06/01/47 (a)	7,000	8,676
Canadian Pacific Railway Co.
1.75%, 12/02/26	110,000	110,492
2.45%, 12/02/31	95,000	96,688
3.00%, 12/02/41	35,000	35,786
3.10%, 12/02/51	35,000	35,796
Cantor Fitzgerald LP
4.88%, 05/01/24 (a)(g)	186,000	198,851
Capital One Financial Corp.
3.75%, 07/28/26 (a)	92,000	98,570
Cardinal Health Inc.
3.08%, 06/15/24 (a)	20,000	20,741
Carlisle Companies Inc.
2.20%, 03/01/32 (a)	171,000	164,560
Carrier Global Corp.
2.72%, 02/15/30 (a)	52,000	53,126
3.58%, 04/05/50 (a)	52,000	55,317
Caterpillar Inc.
3.25%, 09/19/49 - 04/09/50 (a)	78,000	85,966
Cenovus Energy Inc.
2.65%, 01/15/32 (a)	56,000	54,845
3.75%, 02/15/52 (a)	64,000	64,480
Centene Corp.
3.00%, 10/15/30 (a)	96,000	97,682
3.38%, 02/15/30 (a)	223,000	227,772
4.25%, 12/15/27 (a)	370,000	387,053
CenterPoint Energy Inc.
2.65%, 06/01/31 (a)	86,000	87,030
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (a)	73,000	71,153
3.70%, 04/01/51 (a)	109,000	105,360
4.80%, 03/01/50 (a)	109,000	122,187
5.05%, 03/30/29 (a)	29,000	33,331
5.75%, 04/01/48 (a)	31,000	38,708
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	152,000	168,684
7.00%, 06/30/24 (a)	282,000	312,140
Chevron Corp.
2.24%, 05/11/30 (a)	27,000	27,405
3.08%, 05/11/50 (a)	29,000	30,814
Chevron USA Inc.
3.85%, 01/15/28 (a)	98,000	108,885
3.90%, 11/15/24 (a)	30,000	32,182

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	79

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Choice Hotels International Inc.
3.70%, 01/15/31 (a)	$ 57,000	$ 60,361
Chubb INA Holdings Inc.
4.35%, 11/03/45 (a)	39,000	48,466
Church & Dwight Company Inc.
2.30%, 12/15/31	60,000	60,422
Cigna Corp.
2.40%, 03/15/30 (a)	50,000	50,345
3.25%, 04/15/25 (a)	46,000	48,467
3.40%, 03/01/27 - 03/15/51 (a)	70,000	74,202
3.75%, 07/15/23 (a)	14,000	14,571
3.88%, 10/15/47 (a)	9,000	9,992
4.13%, 11/15/25 (a)	70,000	76,639
4.38%, 10/15/28 (a)	19,000	21,599
4.80%, 08/15/38 (a)	17,000	20,895
4.90%, 12/15/48 (a)	7,000	9,039
Cisco Systems Inc.
5.90%, 02/15/39 (a)	28,000	40,291
Citigroup Inc.
4.13%, 07/25/28 (a)	238,000	261,595
4.45%, 09/29/27 (a)	13,000	14,495
4.65%, 07/23/48 (a)	74,000	95,335
Citigroup Inc. (0.98% fixed rate until 05/01/24; 0.67% + SOFR thereafter)
0.98%, 05/01/25 (a)(b)	80,000	79,426
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68%, 05/15/24 (a)(b)	220,000	222,398
Citigroup Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56%, 05/01/32 (a)(b)	82,000	82,467
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88%, 07/24/23 (a)(b)	46,000	46,534
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	39,000	40,524
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter)
3.88%, 01/24/39 (a)(b)	24,000	27,220
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 12/31/99 (a)(b)	94,000	95,581
	Principal Amount	Fair Value
CMS Energy Corp.
4.88%, 03/01/44 (a)	$ 87,000	$ 109,527
CNA Financial Corp.
3.45%, 08/15/27 (a)	16,000	17,237
3.90%, 05/01/29 (a)	51,000	56,485
CNH Industrial Capital LLC
1.95%, 07/02/23 (a)	122,000	123,595
CNOOC Finance 2014 ULC
4.25%, 04/30/24 (a)	423,000	449,543
CNOOC Petroleum North America ULC
6.40%, 05/15/37 (a)	59,000	77,886
Comcast Corp.
2.65%, 08/15/62 (a)	40,000	35,520
2.80%, 01/15/51 (a)	47,000	44,803
2.89%, 11/01/51 (a)(g)	41,000	39,665
2.94%, 11/01/56 (a)(g)	33,000	31,434
2.99%, 11/01/63 (a)(g)	41,000	38,968
3.20%, 07/15/36 (a)	50,000	53,230
3.25%, 11/01/39 (a)	66,000	69,514
3.97%, 11/01/47 (a)	58,000	66,416
4.15%, 10/15/28 (a)	47,000	53,336
CommonSpirit Health
4.35%, 11/01/42	130,000	148,698
Conagra Brands Inc.
5.30%, 11/01/38 (a)	21,000	26,552
5.40%, 11/01/48 (a)	13,000	17,576
ConocoPhillips
4.30%, 08/15/28 (a)(g)	39,000	43,891
4.88%, 10/01/47 (a)(g)	25,000	33,007
ConocoPhillips Co.
4.30%, 11/15/44 (a)	49,000	59,012
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (a)	47,000	48,674
3.35%, 04/01/30 (a)	22,000	23,662
3.88%, 06/15/47 (a)	26,000	28,550
3.95%, 04/01/50 (a)	37,000	42,493
Constellation Brands Inc.
3.15%, 08/01/29 (a)	109,000	114,829
3.70%, 12/06/26 (a)	49,000	53,125
4.50%, 05/09/47 (a)	39,000	46,589
Continental Resources Inc.
2.88%, 04/01/32 (g)	86,000	84,160
3.80%, 06/01/24 (a)	389,000	406,054
Corning Inc.
4.38%, 11/15/57 (a)	26,000	31,130
Corporate Nacional del Cobre de Chile
3.15%, 01/15/51 (a)(g)	130,000	121,057
Corporate Office Properties LP
2.00%, 01/15/29 (a)	90,000	86,651
2.25%, 03/15/26 (a)	74,000	74,768

See Notes to Schedules of Investments and Notes to Financial Statements.
80	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
2.75%, 04/15/31 (a)	$ 46,000	$ 45,753
Crown Castle International Corp.
3.30%, 07/01/30 (a)	149,000	157,450
4.15%, 07/01/50 (a)	22,000	24,881
5.20%, 02/15/49 (a)	35,000	45,015
CSX Corp.
4.50%, 03/15/49 - 08/01/54 (a)	84,000	105,515
CubeSmart LP
2.50%, 02/15/32	100,000	99,799
4.38%, 02/15/29 (a)	71,000	80,474
Cummins Inc.
1.50%, 09/01/30 (a)	55,000	52,127
2.60%, 09/01/50 (a)	55,000	51,665
CVS Health Corp.
3.00%, 08/15/26 (a)	55,000	57,930
3.25%, 08/15/29 (a)	44,000	46,909
3.63%, 04/01/27 (a)	53,000	57,496
3.75%, 04/01/30 (a)	39,000	42,828
3.88%, 07/20/25 (a)	28,000	30,117
4.25%, 04/01/50 (a)	27,000	32,604
4.30%, 03/25/28 (a)	4,000	4,492
4.78%, 03/25/38 (a)	30,000	36,554
5.00%, 12/01/24 (a)	64,000	69,919
5.13%, 07/20/45 (a)	31,000	40,308
5.30%, 12/05/43 (a)	55,000	72,496
Daimler Trucks Finance North America LLC
2.00%, 12/14/26 (g)	274,000	275,310
2.38%, 12/14/28 (g)	155,000	155,821
2.50%, 12/14/31 (g)	155,000	154,958
Danaher Corp.
2.80%, 12/10/51	138,000	136,528
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)	89,000	94,503
5.45%, 06/15/23 (a)	11,000	11,617
6.02%, 06/15/26 (a)	11,000	12,746
8.35%, 07/15/46 (a)	2,000	3,350
Deutsche Bank AG
3.30%, 11/16/22 (a)	205,000	209,209
Deutsche Bank AG (2.31% fixed rate until 11/16/26; 1.22% + SOFR thereafter)
2.31%, 11/16/27 (b)	320,000	319,933
Deutsche Telekom AG
3.63%, 01/21/50 (a)(g)	191,000	203,228
Devon Energy Corp.
5.00%, 06/15/45 (a)	17,000	20,664
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	49,000	50,585
3.25%, 11/15/39 (a)	28,000	29,820
3.40%, 11/15/49 (a)	10,000	10,896
	Principal Amount	Fair Value
Diamondback Energy Inc.
2.88%, 12/01/24 (a)	$ 95,000	$ 98,627
3.13%, 03/24/31 (a)	74,000	76,302
3.25%, 12/01/26 (a)	47,000	49,613
3.50%, 12/01/29 (a)	39,000	41,337
4.40%, 03/24/51 (a)	29,000	33,285
Digital Realty Trust LP
3.60%, 07/01/29 (a)	86,000	93,433
Discover Bank
2.70%, 02/06/30 (a)	250,000	253,290
Discovery Communications LLC
2.95%, 03/20/23 (a)	100,000	102,286
3.95%, 03/20/28 (a)	32,000	34,756
4.95%, 05/15/42 (a)	7,000	8,243
5.00%, 09/20/37 (a)	10,000	11,936
Dollar General Corp.
3.50%, 04/03/30 (a)	33,000	35,709
4.13%, 04/03/50 (a)	48,000	55,458
Dollar Tree Inc.
4.00%, 05/15/25 (a)	55,000	59,111
Dominion Energy Inc.
3.07%, 08/15/24 (a)(f)	70,000	72,535
3.38%, 04/01/30 (a)	81,000	86,276
Dover Corp.
2.95%, 11/04/29 (a)	55,000	58,075
DTE Energy Co.
2.85%, 10/01/26 (a)	23,000	24,008
Duke Energy Carolinas LLC
3.95%, 03/15/48 (a)	30,000	34,786
Duke Energy Corp.
2.55%, 06/15/31 (a)	121,000	120,930
3.30%, 06/15/41 (a)	109,000	110,915
3.50%, 06/15/51 (a)	109,000	113,309
3.75%, 09/01/46 (a)	154,000	165,003
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	130,000	135,641
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	34,000	40,011
Duke Realty LP
3.05%, 03/01/50 (a)	22,000	21,729
3.25%, 06/30/26 (a)	24,000	25,548
DuPont de Nemours Inc.
5.42%, 11/15/48 (a)	12,000	16,777
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (a)(g)	69,000	73,195
Eastman Chemical Co.
4.65%, 10/15/44 (a)	54,000	64,363
Eaton Corp.
3.10%, 09/15/27 (a)	28,000	29,938

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	81

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Ecolab Inc.
1.30%, 01/30/31 (a)	$ 55,000	$ 51,455
Edison International
4.95%, 04/15/25 (a)	127,000	138,482
5.75%, 06/15/27 (a)	17,000	19,443
EI du Pont de Nemours & Co.
2.30%, 07/15/30 (a)	39,000	39,200
Electronic Arts Inc.
1.85%, 02/15/31 (a)	66,000	63,160
Emera US Finance LP
2.64%, 06/15/31	119,000	117,931
Emerson Electric Co.
1.80%, 10/15/27 (a)	35,000	35,132
2.75%, 10/15/50 (a)	29,000	27,989
Empower Finance 2020 LP
1.36%, 09/17/27 (a)(g)	81,000	78,552
1.78%, 03/17/31 (a)(g)	63,000	60,609
Enbridge Energy Partners LP
5.50%, 09/15/40 (a)	6,000	7,697
Enbridge Inc.
1.60%, 10/04/26 (a)	222,000	219,165
Enbridge Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75%, 07/15/80 (a)(b)	136,000	151,100
Energy Transfer LP
4.25%, 03/15/23 (a)	72,000	74,070
4.50%, 04/15/24 (a)	49,000	52,001
4.95%, 06/15/28 (a)	19,000	21,425
5.30%, 04/01/44 - 04/15/47 (a)	91,000	104,607
5.35%, 05/15/45 (a)	72,000	83,207
6.13%, 12/15/45 (a)	8,000	9,987
6.50%, 02/01/42 (a)	46,000	59,068
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75%, 12/31/99 (a)(b)	285,000	287,425
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (a)	34,000	35,668
Enstar Group Ltd.
3.10%, 09/01/31 (a)	77,000	75,380
Enterprise Products Operating LLC
4.25%, 02/15/48 (a)	65,000	74,071
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter)
5.25%, 08/16/77 (a)(b)	24,000	24,548
EOG Resources Inc.
4.15%, 01/15/26 (a)	5,000	5,470
	Principal Amount	Fair Value
4.38%, 04/15/30 (a)	$ 53,000	$ 61,272
4.95%, 04/15/50 (a)	28,000	38,028
5.10%, 01/15/36 (a)	17,000	20,732
Equinix Inc.
1.25%, 07/15/25 (a)	101,000	99,271
2.15%, 07/15/30 (a)	77,000	74,825
Equinor ASA
3.25%, 11/18/49 (a)	50,000	53,152
ERP Operating LP
4.50%, 07/01/44 (a)	22,000	27,764
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (a)	32,000	31,362
Eversource Energy
3.45%, 01/15/50 (a)	53,000	56,130
Exelon Corp.
3.50%, 06/01/22 (a)	59,000	59,532
4.05%, 04/15/30 (a)	81,000	90,262
4.45%, 04/15/46 (a)	54,000	65,168
4.70%, 04/15/50 (a)	54,000	68,085
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	86,000	89,249
3.45%, 04/15/51 (a)	86,000	93,324
FedEx Corp.
4.10%, 02/01/45 (a)	106,000	118,669
Fidelity National Financial Inc.
3.20%, 09/17/51 (a)	83,000	79,650
Fidelity National Information Services Inc.
1.15%, 03/01/26 (a)	67,000	65,371
1.65%, 03/01/28 (a)	61,000	59,064
3.10%, 03/01/41 (a)	13,000	13,101
FirstEnergy Transmission LLC
4.55%, 04/01/49 (a)(g)	84,000	96,340
Fiserv Inc.
3.50%, 07/01/29 (a)	21,000	22,586
4.40%, 07/01/49 (a)	21,000	25,044
Florida Power & Light Co.
2.85%, 04/01/25 (a)	140,000	146,504
4.13%, 02/01/42 (a)	38,000	45,396
Flowers Foods Inc.
2.40%, 03/15/31 (a)	63,000	62,083
Flowserve Corp.
2.80%, 01/15/32 (a)	85,000	82,802
Ford Motor Co.
4.35%, 12/08/26 (a)	54,000	58,883
Ford Motor Credit Company LLC
3.10%, 05/04/23 (a)	237,000	241,209
3.22%, 01/09/22 (a)	215,000	215,049
3.34%, 03/28/22 (a)	200,000	200,554
Fox Corp.
3.50%, 04/08/30 (a)	55,000	59,324

See Notes to Schedules of Investments and Notes to Financial Statements.
82	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
GA Global Funding Trust
1.63%, 01/15/26 (a)(g)	$ 98,000	$ 97,239
General Dynamics Corp.
4.25%, 04/01/50 (a)	39,000	49,963
General Mills Inc.
3.00%, 02/01/51	36,000	36,058
General Motors Co.
5.20%, 04/01/45 (a)	6,000	7,424
5.40%, 10/02/23 - 04/01/48 (a)	33,000	38,231
6.13%, 10/01/25 (a)	104,000	119,575
6.80%, 10/01/27 (a)	42,000	51,647
General Motors Financial Company Inc.
1.25%, 01/08/26 (a)	123,000	120,264
2.35%, 01/08/31 (a)	53,000	51,469
3.45%, 04/10/22 (a)	108,000	108,321
5.25%, 03/01/26 (a)	41,000	45,985
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	139,000	139,710
3.60%, 03/01/25 (a)(g)	223,000	236,405
Gilead Sciences Inc.
1.65%, 10/01/30 (a)	31,000	29,722
2.60%, 10/01/40 (a)	39,000	37,392
2.80%, 10/01/50 (a)	58,000	56,152
2.95%, 03/01/27 (a)	6,000	6,320
3.50%, 02/01/25 (a)	25,000	26,454
3.65%, 03/01/26 (a)	23,000	24,804
4.15%, 03/01/47 (a)	22,000	25,934
GlaxoSmithKline Capital Inc.
3.38%, 05/15/23 (a)	65,000	67,319
3.63%, 05/15/25 (a)	62,000	66,726
GlaxoSmithKline Capital PLC
3.38%, 06/01/29 (a)	61,000	66,464
Glencore Finance Canada Ltd.
4.25%, 10/25/22 (a)(g)	149,000	153,095
Glencore Funding LLC
3.88%, 04/27/51 (a)(g)	68,000	71,295
Graphic Packaging International LLC
1.51%, 04/15/26 (a)(g)	81,000	79,594
Gray Oak Pipeline LLC
2.00%, 09/15/23 (a)(g)	190,000	192,120
2.60%, 10/15/25 (a)(g)	126,000	127,929
Halliburton Co.
3.80%, 11/15/25 (a)	4,000	4,317
5.00%, 11/15/45 (a)	25,000	30,150
HCA Inc.
3.50%, 09/01/30 - 07/15/51 (a)	326,000	341,704
5.38%, 02/01/25 (a)	195,000	214,260
Health Care Service Corp.
2.20%, 06/01/30 (a)(g)	76,000	74,897
3.20%, 06/01/50 (a)(g)	29,000	29,531
	Principal Amount	Fair Value
Healthcare Trust of America Holdings LP
2.00%, 03/15/31 (a)	$ 42,000	$ 39,866
Helmerich & Payne Inc.
2.90%, 09/29/31 (a)(g)	43,000	42,443
Hess Corp.
5.60%, 02/15/41 (a)	7,000	8,644
5.80%, 04/01/47 (a)	6,000	7,717
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (a)	8,000	10,713
Highwoods Realty LP
4.13%, 03/15/28 (a)	30,000	33,105
4.20%, 04/15/29 (a)	75,000	83,048
Hill-Rom Holdings Inc.
4.38%, 09/15/27 (g)	270,000	282,636
Honeywell International Inc.
1.75%, 09/01/31 (a)	82,000	79,830
2.70%, 08/15/29 (a)	3,000	3,143
Hormel Foods Corp.
1.80%, 06/11/30 (a)	109,000	106,902
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01%, 09/22/28 (a)(b)	330,000	323,100
HSBC Holdings PLC (2.25% fixed rate until 11/22/26; 1.10% + SOFR thereafter)
2.25%, 11/22/27 (b)	200,000	200,634
HSBC Holdings PLC (2.87% fixed rate until 11/22/31; 1.41% + SOFR thereafter)
2.87%, 11/22/32 (b)	200,000	201,820
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.35% + 3 month USD LIBOR thereafter)
4.29%, 09/12/26 (a)(b)	423,000	456,772
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter)
6.00%, 12/31/99 (a)(b)	465,000	499,596
HSBC Holdings PLC (6.50% fixed rate until 03/23/28; 3.61% + USD 5 year Mid-Market Swap Rate thereafter)
6.50%, 12/31/99 (a)(b)	205,000	226,371
Humana Inc.
1.35%, 02/03/27 (a)	132,000	128,419
2.15%, 02/03/32 (a)	69,000	66,835
Huntington Bancshares Inc.
2.55%, 02/04/30 (a)	108,000	109,747

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	83

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (a)(g)	$ 103,000	$ 100,902
Hyundai Capital America
1.30%, 01/08/26 (a)(g)	205,000	199,447
3.10%, 04/05/22 (a)(g)	46,000	46,249
Imperial Brands Finance PLC
3.13%, 07/26/24 (a)(g)	264,000	273,079
3.50%, 02/11/23 - 07/26/26 (a)(g)	490,000	505,738
Indiana Michigan Power Co.
3.25%, 05/01/51 (a)	55,000	57,141
ING Groep N.V. (1.06% fixed rate until 04/01/26; 1.01% + SOFR thereafter)
1.06%, 04/01/27 (a)(b)	470,000	474,620
Ingredion Inc.
3.90%, 06/01/50 (a)	27,000	30,754
Intel Corp.
2.00%, 08/12/31 (a)	84,000	83,460
2.80%, 08/12/41 (a)	95,000	94,725
2.88%, 05/11/24 (a)	12,000	12,491
3.10%, 02/15/60 (a)	50,000	50,379
Intercontinental Exchange Inc.
2.65%, 09/15/40 (a)	28,000	27,207
International Business Machines Corp.
3.45%, 02/19/26 (a)	254,000	272,412
4.15%, 05/15/39 (a)	150,000	173,398
4.25%, 05/15/49 (a)	150,000	181,932
International Paper Co.
4.40%, 08/15/47 (a)	39,000	48,293
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	193,000	203,893
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	135,000	138,096
JAB HOLDINGS BV
2.20%, 11/23/30 (a)(g)	250,000	244,792
John Deere Capital Corp.
2.45%, 01/09/30 (a)	134,000	138,100
Johnson & Johnson
3.63%, 03/03/37 (a)	26,000	29,935
Johnson Controls International PLC
4.50%, 02/15/47 (a)	12,000	14,604
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58%, 04/22/27 (a)(b)	150,000	148,251
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96%, 05/13/31 (a)(b)	89,000	92,105
	Principal Amount	Fair Value
JPMorgan Chase & Co. (3.11% fixed rate until 04/22/50; 2.44% + SOFR thereafter)
3.11%, 04/22/51 (a)(b)	$ 144,000	$ 148,579
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16%, 04/22/42 (a)(b)	73,000	76,011
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88%, 07/24/38 (a)(b)	32,000	36,252
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90%, 01/23/49 (a)(b)	61,000	70,689
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96%, 01/29/27 (a)(b)	91,000	98,515
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01%, 04/23/29 (a)(b)	35,000	38,668
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03%, 07/24/48 (a)(b)	39,000	46,096
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49%, 03/24/31 (a)(b)	132,000	152,812
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60%, 12/31/99 (a)(b)	154,000	157,416
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10%, 10/29/49 (a)(b)	118,000	125,030
Kaiser Foundation Hospitals
3.00%, 06/01/51 (a)	74,000	76,290
3.27%, 11/01/49 (a)	154,000	166,030
Kansas City Southern
3.50%, 05/01/50 (a)	41,000	43,799
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (a)	62,000	65,612

See Notes to Schedules of Investments and Notes to Financial Statements.
84	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
3.80%, 05/01/50 (a)	$ 46,000	$ 50,921
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (a)	7,000	7,891
5.00%, 03/01/43 (a)	22,000	25,593
6.38%, 03/01/41 (a)	22,000	29,104
Kinder Morgan Inc.
1.75%, 11/15/26 (a)	250,000	249,382
5.05%, 02/15/46 (a)	21,000	25,146
KLA Corp.
3.30%, 03/01/50 (a)	55,000	58,783
4.65%, 11/01/24 (a)	76,000	82,404
Kohl's Corp.
3.38%, 05/01/31 (a)	49,000	49,880
Kyndryl Holdings Inc.
2.05%, 10/15/26 (a)(g)	102,000	99,466
2.70%, 10/15/28 (a)(g)	204,000	197,670
L3Harris Technologies Inc.
3.85%, 12/15/26 (a)	40,000	43,518
Lear Corp.
4.25%, 05/15/29 (a)	35,000	38,686
Leidos Inc.
2.95%, 05/15/23 (a)	155,000	158,715
3.63%, 05/15/25 (a)	44,000	46,713
4.38%, 05/15/30 (a)	189,000	210,835
Liberty Mutual Group Inc.
3.95%, 05/15/60 (a)(g)	26,000	28,783
Life Storage LP
2.20%, 10/15/30 (a)	75,000	73,742
Lincoln National Corp.
4.35%, 03/01/48 (a)	28,000	33,701
Lloyds Banking Group PLC (2.44% fixed rate until 02/05/25; 1.00% + 1 year CMT Rate thereafter)
2.44%, 02/05/26 (a)(b)	200,000	204,218
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	25,000	27,098
4.50%, 05/15/36 (a)	50,000	61,095
Lowe's Companies Inc.
1.30%, 04/15/28 (a)	34,000	32,612
1.70%, 09/15/28 - 10/15/30 (a)	192,000	187,325
3.00%, 10/15/50 (a)	52,000	51,357
3.50%, 04/01/51 (a)	60,000	64,650
3.70%, 04/15/46 (a)	8,000	8,766
4.05%, 05/03/47 (a)	36,000	41,564
LYB International Finance III LLC
1.25%, 10/01/25 (a)	39,000	38,429
3.63%, 04/01/51 (a)	53,000	56,298
3.80%, 10/01/60 (a)	25,000	26,429
	Principal Amount	Fair Value
Marsh & McLennan Companies Inc.
2.38%, 12/15/31	$ 40,000	$ 40,378
2.90%, 12/15/51	50,000	49,984
Marvell Technology Inc.
1.65%, 04/15/26 (a)	161,000	159,240
2.45%, 04/15/28 (a)	119,000	120,810
McCormick & Company Inc.
1.85%, 02/15/31 (a)	37,000	35,432
3.25%, 11/15/25 (a)	383,000	405,099
McDonald's Corp.
3.60%, 07/01/30 (a)	81,000	89,571
3.63%, 09/01/49 (a)	17,000	18,799
4.88%, 12/09/45 (a)	21,000	27,043
Medtronic Inc.
4.63%, 03/15/45 (a)	6,000	7,871
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52 (a)	89,000	111,857
Merck & Company Inc.
1.70%, 06/10/27	140,000	140,932
1.90%, 12/10/28	140,000	140,610
2.15%, 12/10/31	90,000	90,271
2.45%, 06/24/50 (a)	69,000	65,144
2.75%, 02/10/25 (a)	41,000	42,919
2.75%, 12/10/51	45,000	44,774
2.90%, 12/10/61	25,000	24,941
4.00%, 03/07/49 (a)	16,000	19,472
MetLife Inc.
4.72%, 12/15/44 (a)	34,000	44,073
Microchip Technology Inc.
2.67%, 09/01/23 (a)	376,000	384,283
Micron Technology Inc.
3.37%, 11/01/41 (a)	69,000	70,859
3.48%, 11/01/51 (a)	95,000	96,892
Microsoft Corp.
2.40%, 08/08/26 (a)	39,000	40,815
2.68%, 06/01/60 (a)	16,000	15,932
2.92%, 03/17/52 (a)	117,000	123,892
3.04%, 03/17/62 (a)	41,000	44,143
3.45%, 08/08/36 (a)	12,000	13,763
3.50%, 02/12/35 (a)	33,000	37,792
Mid-America Apartments LP
2.88%, 09/15/51 (a)	82,000	80,807
Molson Coors Beverage Co.
4.20%, 07/15/46 (a)	16,000	17,763
Morgan Stanley
3.70%, 10/23/24 (a)	23,000	24,501
4.35%, 09/08/26 (a)	108,000	119,623
4.38%, 01/22/47 (a)	32,000	40,131
Morgan Stanley (1.51% fixed rate until 07/20/26; 0.86% + SOFR thereafter)
1.51%, 07/20/27 (a)(b)	83,000	81,689

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	85

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48%, 09/16/36 (a)(b)	$ 321,000	$ 308,985
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80%, 01/25/52 (a)(b)	71,000	69,708
Morgan Stanley (3.62% fixed rate until 04/01/30; 3.12% + SOFR thereafter)
3.62%, 04/01/31 (a)(b)	69,000	75,269
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97%, 07/22/38 (a)(b)	34,000	38,698
MPLX LP
2.65%, 08/15/30 (a)	63,000	62,890
3.38%, 03/15/23 (a)	26,000	26,666
5.20%, 12/01/47 (a)	16,000	19,588
Mylan Inc.
5.20%, 04/15/48 (a)	24,000	29,721
National Retail Properties Inc.
4.00%, 11/15/25 (a)	48,000	52,079
NewMarket Corp.
2.70%, 03/18/31 (a)	54,000	53,833
Newmont Corp.
4.88%, 03/15/42 (a)	36,000	45,122
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter)
5.65%, 05/01/79 (a)(b)	49,000	55,592
NGPL PipeCo LLC
3.25%, 07/15/31 (a)(g)	108,000	109,899
NIKE Inc.
3.38%, 03/27/50 (a)	24,000	27,162
NiSource Inc.
3.60%, 05/01/30 (a)	56,000	60,496
3.95%, 03/30/48 (a)	12,000	13,523
Norfolk Southern Corp.
3.95%, 10/01/42 (a)	35,000	40,039
NOV Inc.
3.60%, 12/01/29 (a)	81,000	84,842
Novant Health Inc.
3.32%, 11/01/61 (a)	55,000	59,245
Novartis Capital Corp.
2.20%, 08/14/30 (a)	81,000	82,234
3.00%, 11/20/25 (a)	6,000	6,359
Nutrien Ltd.
4.90%, 06/01/43 (a)	34,000	43,222
NVIDIA Corp.
3.50%, 04/01/50 (a)	39,000	44,523
	Principal Amount	Fair Value
NXP BV/NXP Funding LLC/NXP USA Inc.
3.25%, 11/30/51 (g)	$ 100,000	$ 100,040
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (a)	47,000	50,008
Oncor Electric Delivery Company LLC
3.80%, 09/30/47 (a)	10,000	11,605
ONEOK Inc.
4.35%, 03/15/29 (a)	50,000	54,857
Oracle Corp.
2.30%, 03/25/28 (a)	37,000	36,836
2.65%, 07/15/26 (a)	53,000	54,525
2.88%, 03/25/31 (a)	55,000	55,276
2.95%, 04/01/30 (a)	81,000	81,869
3.60%, 04/01/50 (a)	54,000	52,883
3.65%, 03/25/41 (a)	58,000	58,726
3.80%, 11/15/37 (a)	9,000	9,378
3.95%, 03/25/51 (a)	58,000	60,352
4.00%, 07/15/46 - 11/15/47 (a)	71,000	73,721
4.10%, 03/25/61 (a)	70,000	73,083
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	95,000	96,815
2.57%, 02/15/30 (a)	34,000	34,479
3.36%, 02/15/50 (a)	31,000	32,760
Ovintiv Exploration Inc.
5.63%, 07/01/24 (a)	361,000	397,779
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	47,000	45,451
2.50%, 02/01/31 (a)	81,000	77,165
3.00%, 06/15/28 (a)	77,000	77,152
3.30%, 08/01/40 (a)	81,000	75,369
3.50%, 08/01/50 (a)	34,000	31,785
4.30%, 03/15/45 (a)	53,000	53,593
PacifiCorp
2.70%, 09/15/30 (a)	50,000	51,625
2.90%, 06/15/52 (a)	119,000	117,445
6.25%, 10/15/37 (a)	2,000	2,781
Packaging Corp. of America
3.05%, 10/01/51 (a)	73,000	72,649
Parker-Hannifin Corp.
3.25%, 06/14/29 (a)	48,000	50,839
PartnerRe Finance B LLC (4.50% fixed rate until 04/01/30; 3.82% + 5 year CMT Rate thereafter)
4.50%, 10/01/50 (a)(b)	42,000	44,520
PayPal Holdings Inc.
2.65%, 10/01/26 (a)	71,000	74,679
3.25%, 06/01/50 (a)	39,000	41,808
PepsiCo Inc.
1.63%, 05/01/30 (a)	52,000	50,641
2.63%, 07/29/29 (a)	70,000	73,618

See Notes to Schedules of Investments and Notes to Financial Statements.
86	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
2.75%, 10/21/51 (a)	$ 124,000	$ 127,675
Pfizer Inc.
2.70%, 05/28/50 (a)	98,000	98,699
3.45%, 03/15/29 (a)	21,000	23,159
3.60%, 09/15/28 (a)	53,000	58,920
3.90%, 03/15/39 (a)	29,000	33,925
4.13%, 12/15/46 (a)	23,000	28,428
4.40%, 05/15/44 (a)	7,000	8,763
Philip Morris International Inc.
1.50%, 05/01/25 (a)	60,000	60,198
2.10%, 05/01/30 (a)	27,000	26,509
3.38%, 08/15/29 (a)	38,000	40,993
4.13%, 03/04/43 (a)	20,000	22,130
Phillips 66
2.15%, 12/15/30 (a)	294,000	283,093
3.30%, 03/15/52	89,000	89,222
Phillips 66 Partners LP
3.15%, 12/15/29 (a)	145,000	150,095
3.75%, 03/01/28 (a)	12,000	12,893
4.68%, 02/15/45 (a)	28,000	32,839
Pioneer Natural Resources Co.
1.13%, 01/15/26 (a)	83,000	80,732
2.15%, 01/15/31 (a)	47,000	45,382
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	64,000	66,558
3.65%, 06/01/22 (a)	107,000	107,501
PPL Capital Funding Inc.
3.10%, 05/15/26 (a)	58,000	60,833
Precision Castparts Corp.
4.38%, 06/15/45 (a)	34,000	42,062
Prospect Capital Corp.
3.36%, 11/15/26 (a)	97,000	96,558
Prudential Financial Inc.
3.94%, 12/07/49 (a)	55,000	64,403
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter)
5.70%, 09/15/48 (a)(b)	50,000	56,255
Public Service Company of Colorado
3.70%, 06/15/28 (a)	49,000	53,883
Public Service Electric & Gas Co.
2.38%, 05/15/23 (a)	109,000	110,933
PVH Corp.
4.63%, 07/10/25 (a)	152,000	165,733
QUALCOMM Inc.
1.30%, 05/20/28 (a)	15,000	14,535
4.30%, 05/20/47 (a)	7,000	8,793
	Principal Amount	Fair Value
Quanta Services Inc.
2.35%, 01/15/32 (a)	$ 90,000	$ 87,557
3.05%, 10/01/41 (a)	98,000	95,883
Quest Diagnostics Inc.
2.95%, 06/30/30 (a)	20,000	20,849
Ralph Lauren Corp.
1.70%, 06/15/22 (a)	27,000	27,153
Raytheon Technologies Corp.
1.90%, 09/01/31 (a)	102,000	98,367
2.82%, 09/01/51 (a)	64,000	61,860
3.13%, 05/04/27 (a)	82,000	87,335
3.50%, 03/15/27 (a)	29,000	31,272
3.95%, 08/16/25 (a)	26,000	28,187
4.15%, 05/15/45 (a)	31,000	36,234
4.45%, 11/16/38 (a)	27,000	32,520
Realty Income Corp.
2.85%, 12/15/32	50,000	52,006
3.00%, 01/15/27 (a)	13,000	13,724
3.25%, 01/15/31 (a)	52,000	55,871
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (a)	95,000	89,901
Regions Financial Corp.
1.80%, 08/12/28 (a)	206,000	201,703
Republic Services Inc.
2.38%, 03/15/33 (a)	143,000	142,271
Reynolds American Inc.
4.45%, 06/12/25 (a)	4,000	4,319
Rio Tinto Finance Ltd.
2.75%, 11/02/51 (a)	241,000	239,224
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (a)	20,000	23,971
Rockwell Automation Inc.
2.80%, 08/15/61 (a)	30,000	29,474
4.20%, 03/01/49 (a)	38,000	47,666
Rogers Communications Inc.
5.00%, 03/15/44 (a)	12,000	14,792
Roper Technologies Inc.
2.95%, 09/15/29 (a)	55,000	56,976
Ross Stores Inc.
4.70%, 04/15/27 (a)	18,000	20,295
Royalty Pharma PLC
0.75%, 09/02/23 (a)	62,000	61,601
1.20%, 09/02/25 (a)	82,000	80,544
1.75%, 09/02/27 (a)	41,000	40,315
2.15%, 09/02/31 (a)	69,000	65,834
2.20%, 09/02/30 (a)	15,000	14,527
3.30%, 09/02/40 (a)	7,000	6,979
3.35%, 09/02/51 (a)	73,000	70,177
RPM International Inc.
3.75%, 03/15/27 (a)	22,000	23,976
Ryder System Inc.
2.90%, 12/01/26 (a)	142,000	148,549

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	87

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (a)	$ 24,000	$ 26,347
4.50%, 05/15/30 (a)	31,000	35,032
5.00%, 03/15/27 (a)	7,000	7,878
5.88%, 06/30/26 (a)	103,000	118,196
Salesforce.com Inc.
1.95%, 07/15/31 (a)	119,000	117,862
2.70%, 07/15/41 (a)	89,000	88,763
Santander UK Group Holdings PLC
4.75%, 09/15/25 (a)(g)	200,000	218,448
Saudi Arabian Oil Co.
3.50%, 04/16/29 (a)(g)	254,000	271,493
4.38%, 04/16/49 (a)(g)	254,000	295,143
Schlumberger Holdings Corp.
3.90%, 05/17/28 (a)(g)	43,000	46,507
Sealed Air Corp.
1.57%, 10/15/26 (a)(g)	372,000	360,892
Selective Insurance Group Inc.
5.38%, 03/01/49 (a)	21,000	27,834
Sempra Energy
3.80%, 02/01/38 (a)	12,000	13,199
4.00%, 02/01/48 (a)	18,000	20,125
Sempra Energy (4.13% fixed rate until 01/04/27; 2.87% + 5 year CMT Rate thereafter)
4.13%, 04/01/52 (b)	129,000	130,358
Shell International Finance BV
3.13%, 11/07/49 (a)	51,000	52,585
3.75%, 09/12/46 (a)	17,000	19,136
4.13%, 05/11/35 (a)	22,000	25,733
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	9,000	9,254
3.20%, 09/23/26 (a)	8,000	8,488
Simon Property Group LP
3.38%, 06/15/27 (a)	31,000	33,290
SLM Corp.
3.13%, 11/02/26 (a)	143,000	142,222
South Jersey Industries Inc.
5.02%, 04/15/31 (a)	145,000	158,988
Southern California Edison Co.
2.40%, 02/01/22 (a)	86,000	86,116
4.00%, 04/01/47 (a)	96,000	106,016
4.20%, 03/01/29 (a)	70,000	78,175
Southern Company Gas Capital Corp.
3.95%, 10/01/46 (a)	53,000	58,638
4.40%, 05/30/47 (a)	7,000	8,151
Southwest Airlines Co.
2.63%, 02/10/30 (a)	81,000	80,992
	Principal Amount	Fair Value
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	$ 36,000	$ 37,273
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	8,000	8,491
4.50%, 03/15/45 (a)	7,000	8,065
Spirit Realty LP
4.00%, 07/15/29 (a)	62,000	68,106
Starbucks Corp.
4.00%, 11/15/28 (a)	22,000	24,616
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (a)	200,000	202,344
Stryker Corp.
1.95%, 06/15/30 (a)	109,000	106,550
2.90%, 06/15/50 (a)	50,000	50,482
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (a)(g)	466,000	494,501
Sumitomo Mitsui Trust Bank Ltd.
1.35%, 09/16/26 (a)(g)	484,000	476,643
Suncor Energy Inc.
4.00%, 11/15/47 (a)	8,000	8,962
Svenska Handelsbanken AB (1.42% fixed rate until 06/11/26; 0.63% + 1 year CMT Rate thereafter)
1.42%, 06/11/27 (a)(b)(g)	250,000	245,812
Sysco Corp.
3.25%, 07/15/27 (a)	26,000	27,631
5.95%, 04/01/30 (a)	8,000	10,000
6.60%, 04/01/50 (a)	11,000	17,177
Takeda Pharmaceutical Company Ltd.
2.05%, 03/31/30 (a)	200,000	194,980
3.03%, 07/09/40 (a)	200,000	201,394
3.18%, 07/09/50 (a)	200,000	202,758
3.38%, 07/09/60 (a)	200,000	207,812
Tampa Electric Co.
2.40%, 03/15/31 (a)	101,000	102,129
3.45%, 03/15/51 (a)	74,000	81,350
4.35%, 05/15/44 (a)	68,000	81,444
Tapestry Inc.
4.13%, 07/15/27 (a)	9,000	9,737
Target Corp.
2.50%, 04/15/26 (a)	30,000	31,460
Teck Resources Ltd.
3.90%, 07/15/30 (a)	86,000	92,532
5.40%, 02/01/43 (a)	29,000	35,556
Texas Instruments Inc.
3.88%, 03/15/39 (a)	40,000	47,222
The Allstate Corp.
4.20%, 12/15/46 (a)	19,000	22,894

See Notes to Schedules of Investments and Notes to Financial Statements.
88	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75%, 08/15/53 (a)(b)	$ 103,000	$ 107,129
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63%, 12/29/49 (a)(b)	53,000	55,737
The Boeing Co.
2.20%, 02/04/26 (a)	153,000	152,976
2.70%, 02/01/27 (a)	132,000	134,573
2.95%, 02/01/30 (a)	32,000	32,406
3.25%, 03/01/28 (a)	7,000	7,236
3.55%, 03/01/38 (a)	6,000	6,081
3.75%, 02/01/50 (a)	29,000	30,050
5.04%, 05/01/27 (a)	191,000	215,698
5.15%, 05/01/30 (a)	108,000	126,010
5.81%, 05/01/50 (a)	67,000	90,699
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00%, 12/31/99 (a)(b)	133,000	134,196
The Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)(g)	131,000	150,596
The Clorox Co.
1.80%, 05/15/30 (a)	75,000	72,761
The Coca-Cola Co.
2.60%, 06/01/50 (a)	55,000	54,090
2.75%, 06/01/60 (a)	42,000	41,722
The Dow Chemical Co.
2.10%, 11/15/30 (a)	41,000	40,328
3.60%, 11/15/50 (a)	41,000	44,456
4.25%, 10/01/34 (a)	27,000	31,162
5.55%, 11/30/48 (a)	28,000	39,468
The Estee Lauder Companies Inc.
2.38%, 12/01/29 (a)	39,000	39,930
The George Washington University
4.13%, 09/15/48	100,000	121,489
The Goldman Sachs Group Inc.
3.50%, 04/01/25 - 11/16/26 (a)	198,000	210,630
3.85%, 01/26/27 (a)	231,000	248,708
4.25%, 10/21/25 (a)	5,000	5,456
5.15%, 05/22/45 (a)	28,000	36,337
	Principal Amount	Fair Value
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54%, 09/10/27 (a)(b)	$ 98,000	$ 96,068
The Goldman Sachs Group Inc. (1.99% fixed rate until 01/27/31; 1.09% + SOFR thereafter)
1.99%, 01/27/32 (a)(b)	125,000	119,639
The Goldman Sachs Group Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38%, 07/21/32 (a)(b)	55,000	54,159
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter)
2.91%, 06/05/23 (a)(b)	104,000	104,872
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91%, 07/21/42 (a)(b)	42,000	41,743
The Goldman Sachs Group Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21%, 04/22/42 (a)(b)	65,000	67,295
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter)
3.81%, 04/23/29 (a)(b)	28,000	30,475
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02%, 10/31/38 (a)(b)	31,000	35,453
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter)
4.22%, 05/01/29 (a)(b)	48,000	53,340
The Hartford Financial Services Group Inc.
2.80%, 08/19/29 (a)	115,000	119,208

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	89

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
The Hartford Financial Services Group Inc. (2.28% fixed rate until 01/31/22; 2.13% + 3 month USD LIBOR thereafter)
2.28%, 02/12/47 (a)(b)(g)	$ 69,000	$ 65,318
The Home Depot Inc.
2.70%, 04/15/30 (a)	31,000	32,559
3.35%, 04/15/50 (a)	54,000	59,034
3.50%, 09/15/56 (a)	34,000	38,379
3.90%, 12/06/28 - 06/15/47 (a)	50,000	57,539
4.50%, 12/06/48 (a)	21,000	27,225
The Kroger Co.
2.20%, 05/01/30 (a)	48,000	47,785
4.65%, 01/15/48 (a)	16,000	19,879
The Northwestern Mutual Life Insurance Co.
3.45%, 03/30/51 (a)(g)	75,000	80,222
The Southern Co.
3.25%, 07/01/26 (a)	12,000	12,716
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter)
3.63%, 09/15/31 (a)(b)	42,000	45,113
The Travelers Companies Inc.
2.55%, 04/27/50 (a)	83,000	79,152
The Walt Disney Co.
2.65%, 01/13/31 (a)	81,000	84,196
3.38%, 11/15/26 (a)	7,000	7,530
3.60%, 01/13/51 (a)	52,000	58,837
4.75%, 11/15/46 (a)	7,000	9,011
6.65%, 11/15/37 (a)	54,000	80,045
The Williams Companies Inc.
3.75%, 06/15/27 (a)	7,000	7,563
4.85%, 03/01/48 (a)	26,000	31,651
4.90%, 01/15/45 (a)	63,000	75,420
5.40%, 03/04/44 (a)	7,000	8,687
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (a)	61,000	61,598
Time Warner Cable LLC
6.55%, 05/01/37 (a)	23,000	30,129
T-Mobile USA Inc.
3.50%, 04/15/25 (a)	96,000	101,734
3.75%, 04/15/27 (a)	121,000	131,018
3.88%, 04/15/30 (a)	32,000	35,017
4.50%, 04/15/50 (a)	14,000	16,403
Total Capital International S.A.
3.46%, 02/19/29 (a)	57,000	61,990
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	52,000	55,030
3.80%, 03/21/29 (a)	12,000	13,112
	Principal Amount	Fair Value
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	$ 71,000	$ 79,290
4.88%, 01/15/26 (a)	15,000	16,734
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter)
5.63%, 05/20/75 (a)(b)	151,000	158,594
Transcontinental Gas Pipe Line Company LLC
4.00%, 03/15/28 (a)	31,000	33,976
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80%, 12/31/99 (a)(b)	206,000	215,348
TWDC Enterprises 18 Corp.
4.13%, 06/01/44 (a)	7,000	8,311
Tyco Electronics Group S.A.
3.13%, 08/15/27 (a)	30,000	32,025
Tyson Foods Inc.
4.00%, 03/01/26 (a)	130,000	141,046
4.55%, 06/02/47 (a)	7,000	8,676
UBS Group AG (2.86% fixed rate until 08/15/22; 0.95% + 3 month USD LIBOR thereafter)
2.86%, 08/15/23 (a)(b)(g)	284,000	287,382
UBS Group AG (3.13% fixed rate until 08/13/29; 1.47% + 3 month USD LIBOR thereafter)
3.13%, 08/13/30 (a)(b)(g)	259,000	271,170
UDR Inc.
2.10%, 08/01/32 (a)	69,000	65,984
3.00%, 08/15/31 (a)	42,000	43,779
UniCredit S.p.A. (2.57% fixed rate until 09/22/25; 2.30% + 1 year CMT Rate thereafter)
2.57%, 09/22/26 (a)(b)(g)	360,000	360,392
Union Pacific Corp.
3.55%, 05/20/61 (a)	63,000	69,720
3.60%, 09/15/37 (a)	10,000	11,211
3.80%, 04/06/71 (a)	31,000	35,937
4.10%, 09/15/67 (a)	22,000	26,772
UnitedHealth Group Inc.
2.00%, 05/15/30 (a)	86,000	85,362
4.45%, 12/15/48 (a)	53,000	67,755
4.75%, 07/15/45 (a)	13,000	17,012
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (a)	8,000	8,629
Valero Energy Corp.
2.85%, 04/15/25 (a)	75,000	77,916
4.00%, 04/01/29 (a)	68,000	74,153

See Notes to Schedules of Investments and Notes to Financial Statements.
90	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Ventas Realty LP
3.25%, 10/15/26 (a)	$ 39,000	$ 41,297
Verizon Communications Inc.
2.10%, 03/22/28 (a)	108,000	108,329
2.36%, 03/15/32 (a)(g)	145,000	143,012
2.55%, 03/21/31 (a)	101,000	102,027
3.00%, 03/22/27 (a)	190,000	200,475
3.40%, 03/22/41 (a)	74,000	77,660
3.55%, 03/22/51 (a)	54,000	58,189
3.70%, 03/22/61 (a)	70,000	75,774
4.40%, 11/01/34 (a)	56,000	65,196
4.86%, 08/21/46 (a)	121,000	155,866
5.25%, 03/16/37 (a)	23,000	29,962
ViacomCBS Inc.
2.90%, 01/15/27 (a)	23,000	24,006
3.70%, 06/01/28 (a)	22,000	23,831
5.25%, 04/01/44 (a)	6,000	7,493
Virginia Electric & Power Co.
4.00%, 11/15/46 (a)	59,000	68,651
Visa Inc.
2.70%, 04/15/40 (a)	55,000	56,154
Vistra Operations Company LLC
3.55%, 07/15/24 (a)(g)	189,000	194,887
Viterra Finance BV
2.00%, 04/21/26 (a)(g)	373,000	370,934
Vodafone Group PLC
4.38%, 05/30/28 (a)	30,000	33,800
5.25%, 05/30/48 (a)	22,000	28,730
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (a)(g)	232,000	225,372
Vontier Corp.
2.40%, 04/01/28 (a)(g)	141,000	137,407
2.95%, 04/01/31 (a)(g)	109,000	107,366
Vornado Realty LP
2.15%, 06/01/26 (a)	127,000	127,272
3.40%, 06/01/31 (a)	47,000	48,433
3.50%, 01/15/25 (a)	27,000	28,318
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (a)	6,000	6,733
Walmart Inc.
1.80%, 09/22/31 (a)	69,000	68,329
2.50%, 09/22/41 (a)	69,000	69,706
2.65%, 09/22/51 (a)	35,000	35,773
Waste Connections Inc.
2.20%, 01/15/32 (a)	95,000	93,179
2.95%, 01/15/52 (a)	95,000	93,438
WEC Energy Group Inc.
3.55%, 06/15/25 (a)	10,000	10,597
Wells Fargo & Co.
4.15%, 01/24/29 (a)	92,000	102,866
4.75%, 12/07/46 (a)	93,000	115,675
	Principal Amount	Fair Value
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65%, 06/02/24 (a)(b)	$ 101,000	$ 101,847
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19%, 04/30/26 (a)(b)	122,000	124,305
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	435,000	442,212
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	111,000	113,562
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20%, 06/17/27 (a)(b)	249,000	262,971
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88%, 12/29/49 (a)(b)	71,000	77,062
Westlake Chemical Corp.
2.88%, 08/15/41 (a)	39,000	37,671
3.13%, 08/15/51 (a)	44,000	42,462
3.38%, 08/15/61 (a)	43,000	41,357
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	86,000	87,809
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	62,000	66,878
Willis North America Inc.
3.60%, 05/15/24 (a)	51,000	53,449
3.88%, 09/15/49 (a)	55,000	59,786
WPP Finance 2010
3.75%, 09/19/24 (a)	33,000	34,931
Xcel Energy Inc.
3.40%, 06/01/30 (a)	66,000	71,058
Yamana Gold Inc.
2.63%, 08/15/31 (a)(g)	109,000	105,220
Zoetis Inc.
3.00%, 09/12/27 (a)	7,000	7,402
3.90%, 08/20/28 (a)	31,000	34,472
		70,962,240

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	91

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Non-Agency Collateralized Mortgage Obligations - 5.7%
BANK 2017-BNK7
3.18%, 09/15/60	$ 2,398,000	$ 2,540,528
BANK 2018-BNK15
4.41%, 11/15/61 (b)	1,001,000	1,143,182
Cantor Commercial Real Estate Lending 2019-CF3
3.01%, 01/15/53	460,000	487,030
CD 2019-CD8 Mortgage Trust
2.91%, 08/15/57	839,000	881,915
Citigroup Commercial Mortgage Trust 2015-GC35
4.46%, 11/10/48 (b)	482,000	455,774
Citigroup Commercial Mortgage Trust 2016-P6
4.03%, 12/10/49 (b)	336,823	362,402
COMM 2012-CCRE3 Mortgage Trust
3.92%, 10/15/45 (g)	191,000	190,048
COMM 2013-LC13 Mortgage Trust
4.56%, 08/10/46 (b)(g)	170,000	177,509
COMM 2014-CR14 Mortgage Trust
4.53%, 02/10/47 (b)	240,000	252,784
GS Mortgage Securities Trust 2012-GCJ9
1.92%, 11/10/45 (b)(d)	657,182	5,058
GS Mortgage Securities Trust 2014-GC22
4.69%, 06/10/47 (b)	285,000	292,169
GS Mortgage Securities Trust 2015-GS1
4.42%, 11/10/48 (b)	380,000	333,440
GS Mortgage Securities Trust 2018-GS9
4.14%, 03/10/51 (b)	291,000	319,764
GS Mortgage Securities Trust 2019-GC42
2.75%, 09/01/52	1,523,000	1,564,430
GS Mortgage Securities Trust 2019-GSA1
3.05%, 11/10/52	743,000	787,263
Impac CMB Trust 2004-5 (0.80% fixed rate until 01/25/22; 0.72% + 1 month USD LIBOR thereafter)
0.82%, 10/25/34 (b)	20,666	20,570
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9
1.39%, 12/15/47 (b)(d)	459,195	4,030
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.04%, 07/15/45 (b)	125,000	128,795
	Principal Amount	Fair Value
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.65%, 11/15/48 (b)	$ 250,000	$ 203,051
MASTR Alternative Loan Trust 2003-5
5.00%, 08/25/18 (d)	1,540	16
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.86%, 03/15/48 (b)(d)	3,204,472	70,240
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.88%, 04/10/46 (b)(g)	955,000	964,257
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32%, 08/15/50	485,082	452,126
Wells Fargo Commercial Mortgage Trust 2015-C26
1.20%, 02/15/48 (b)(d)	2,499,463	76,944
WFRBS Commercial Mortgage Trust 2013-C17
4.26%, 12/15/46	235,000	245,593
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (b)	533,000	558,599
		12,517,517
Sovereign Bonds - 1.1%
Government of Chile
2.55%, 01/27/32 (a)	290,000	289,405
3.86%, 06/21/47 (a)	200,000	222,210
Government of Mexico
4.00%, 10/02/23 (a)	16,000	16,851
4.75%, 03/08/44 (a)	200,000	218,632
Government of Panama
3.16%, 01/23/30 (a)	200,000	207,472
3.87%, 07/23/60 (a)	200,000	200,054
Government of Peru
1.86%, 12/01/32 (a)	140,000	127,856
2.78%, 12/01/60 (a)	230,000	202,931
5.63%, 11/18/50 (a)	105,000	147,833
Government of Philippines
3.95%, 01/20/40 (a)	200,000	224,616
Government of Qatar
4.82%, 03/14/49 (a)(g)	258,000	338,855
Government of Uruguay
5.10%, 06/18/50 (a)	105,744	140,254
		2,336,969
Municipal Bonds and Notes - 0.4%
American Municipal Power Inc.
6.27%, 02/15/50	135,000	192,928

See Notes to Schedules of Investments and Notes to Financial Statements.
92	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Board of Regents of the University of Texas System
3.35%, 08/15/47	$ 115,000	$ 133,838
Port Authority of New York & New Jersey
4.46%, 10/01/62	220,000	291,604
State of California
4.60%, 04/01/38	200,000	230,230
State of Illinois
5.10%, 06/01/33	95,000	109,809
		958,409
Total Bonds and Notes (Cost $210,055,994)		214,633,008
	Number of Shares
Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 5.85%, (3.09% + 3 month USD LIBOR) (Cost $168,161) (b)	7,459	199,827
Total Investments in Securities (Cost $210,224,155)		214,832,835
	Number of Shares	Fair Value
Short-Term Investments - 11.6%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.03% (h)(i) (Cost $25,377,841)	25,377,841	$ 25,377,841
Total Investments (Cost $235,601,996)		240,210,676
Liabilities in Excess of Other Assets, net - (9.8)%		(21,386,378)
NET ASSETS - 100.0%		$ 218,824,298

Other Information:
Centrally Cleared Credit Default Swaps
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Buy Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$5,049	5.00%/ Quarterly	06/20/26	$458,254	$464,461	$ (6,207)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	3,146	1.00%/ Quarterly	12/20/26	(76,877)	(62,471)	(14,406)
							$(20,613)

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	93

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
The Fund had the following long futures contracts open at December 31, 2021:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Yr. U.S. Treasury Notes Futures	March 2022	96	$ 11,619,933	$ 11,613,750	$ (6,183)
Ultra Long-Term U.S. Treasury Bond Futures	March 2022	26	4,991,237	5,125,250	134,013
2 Yr. U.S. Treasury Notes Futures	March 2022	85	18,579,810	18,544,610	(35,200)
U.S. Long Bond Futures	March 2022	21	3,343,771	3,369,187	25,416
					$ 118,046
The Fund had the following short futures contracts open at December 31, 2021:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Notes Futures	March 2022	66	$ (8,524,734)	$ (8,610,938)	$ (86,204)
10 Yr. U.S. Treasury Ultra Futures	March 2022	45	(6,508,842)	(6,589,687)	(80,845)
					$ (167,049)
					$ (49,003)
During the fiscal year ended December 31, 2021, average notional values related to derivative contracts were as follows:
	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts
Average Notional Value	$37,120,331	$20,837,255	$5,096,441
Notes to Schedule of Investments – December 31, 2021
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund's future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund's summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	At December 31, 2021, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)	Variable Rate Security - Interest rate shown is rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(f)	Step coupon bond.
(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to $14,706,559 or 6.72% of the net assets of the Elfun Income Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.

See Notes to Schedules of Investments and Notes to Financial Statements.
94	Elfun Income Fund

Elfun Income Fund
Schedule of Investments, continued — December 31, 2021
(h)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(i)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of December 31, 2021.
**	Amount is less than $0.50.
Abbreviations:
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 70,375,682	$ —	$ 70,375,682
Agency Mortgage Backed	—	54,177,915	—	54,177,915
Agency Collateralized Mortgage Obligations	—	1,594,162	—	1,594,162
Asset Backed	—	1,710,114	—	1,710,114
Corporate Notes	—	70,962,240	—	70,962,240
Non-Agency Collateralized Mortgage Obligations	—	12,517,517	—	12,517,517
Sovereign Bonds	—	2,336,969	—	2,336,969
Municipal Bonds and Notes	—	958,409	—	958,409
Preferred Stock	199,827	—	—	199,827
Short-Term Investments	25,377,841	—	—	25,377,841
Total Investments in Securities	$ 25,577,668	$ 214,633,008	$ —	$ 240,210,676
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (20,613)	$ —	$ (20,613)
Long Futures Contracts - Unrealized Appreciation	159,429	—	—	159,429
Long Futures Contracts - Unrealized Depreciation	(41,383)	—	—	(41,383)
Short Futures Contracts - Unrealized Depreciation	(167,049)	—	—	(167,049)
Total Other Financial Instruments	$ (49,003)	$ (20,613)	$ —	$ (69,616)

Affiliate Table
	Number of Shares Held at 12/31/20	Value at 12/31/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 12/31/21	Value at 12/31/21	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	30,523,302	$30,523,302	$114,156,666	$119,302,127	$—	$—	25,377,841	$25,377,841	$7,799
See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Income Fund	95

Elfun Government Money Market Fund
Management's Discussion of Fund Performance — December 31, 2021 (Unaudited)
The Elfun Government Money Market Fund (the “Fund”) seeks a high level of current income consistent with prudent investment management and the preservation of capital. The Fund’s benchmark is the Daily-Linked 90-Day T-Bill Index (the “Index”).
For the 12-month period ended December 31, 2021 (the “Reporting Period”), the total return for the Fund was 0.00%, and the Index was 0.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Over the course of 2021 the Fund adhered to its primary objective of principle preservation and liquidity while generating a market rate of return. The Federal Reserve maintained its monetary policy rate of 0-25bps throughout the year. Rates remained range bound and Credit conditions were stable. The Fund's performance was driven by investment in short term U.S. Treasuries, Agencies, and Repurchase Agreements. The duration of the Fund was managed in order to maximize safety and liquidity but allowing for competitive returns. As the year closed out it became apparent the Fed was accelerating the timeline for reducing pandemic related accommodative monetary policy. Three month Treasury Bills declined from 0.07% at the beginning of the year, reaching a low of 0.003% in the second quarter before backing up to 0.04% by year’s end.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
96	Elfun Government Money Market Fund

Elfun Government Money Market Fund
Performance Summary — December 31, 2021 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $145,469 (in thousands) as of December 31, 2021 (a)
Average Annual Total Return for the years ended December 31, 2021
(Inception date 6/13/90)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Government Money Market Fund	—%	0.89%	0.46%	$10,475
Daily-linked 90-Day T-Bill	0.05%	1.10%	0.60%	$10,599

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
Elfun Government Money Market Fund	97

Elfun Government Money Market Fund
Performance Summary, continued — December 31, 2021 (Unaudited)
Change in Value of a $10,000 Investment
Yearly periods ended December 31

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
An investment in the Elfun Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.
98	Elfun Government Money Market Fund

Elfun Government Money Market Fund
Understanding Your Fund’s Expenses — December 31, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2021.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value July 1, 2021	$1,000.00	$1,000.00
Ending Account value December 31, 2021	$1,000.00	$1,024.70
Expenses Paid During Period*	$ 0.55	$ 0.56
*	Expenses are equal to the Fund's annualized net expense ratio of 0.11%** (for the period July 1, 2021 - December 31, 2021), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year's data.

Elfun Government Money Market Fund	99

Elfun Government Money Market Fund
Schedule of Investments — December 31, 2021
	Principal Amount	Fair Value
Short-Term Investments - 102.1% †
U.S. Treasuries - 35.0%
U.S. Cash Management Bills
0.00% 03/29/22 - 04/05/22 (a)	$ 2,510,000	$ 2,509,552
U.S. Treasury Bills
0.00% 01/11/22 - 06/02/22 (a)	28,987,000	28,984,137
0.05% 01/06/22 - 02/10/22 (a)	1,980,000	1,979,943
U.S. Treasury Notes
1.75% 03/31/22 - 06/30/22 (a)	681,000	684,504
1.88% 03/31/22 (a)	500,000	502,168
U.S. Treasury Notes 0.03% + 3 month Treasury Money Market Yield
0.11% 07/31/23 (b)	3,721,000	3,721,123
0.12% 04/30/23 (b)	1,226,000	1,226,084
U.S. Treasury Notes 0.04% + 3 month Treasury Money Market Yield
0.12% 10/31/23 (b)	1,100,000	1,100,000
U.S. Treasury Notes 0.05% + 3 month Treasury Money Market Yield
0.13% 01/31/23 (b)	1,356,000	1,356,428
U.S. Treasury Notes 0.06% + 3 month Treasury Money Market Yield
0.14% 07/31/22 - 10/31/22 (b)	3,805,000	3,805,398
U.S. Treasury Notes 0.11% + 3 month Treasury Money Market Yield
0.20% 04/30/22 (b)	2,555,000	2,555,528
U.S. Treasury Notes 0.15% + 3 month Treasury Money Market Yield
0.24% 01/31/22 (b)	1,500,000	1,500,136
		49,925,001
U.S. Government Agency Obligations - 13.7%
Federal Farm Credit Banks Funding Corp.
0.21% 12/02/22 (a)	600,000	599,985
Federal Farm Credit Banks Funding Corp. 0.01% + SOFR
0.06% 05/26/22 - 09/13/22 (b)	1,135,000	1,134,986
0.06% 06/30/22 (b)	598,000	597,985
0.06% 09/07/22 (b)	500,000	499,940
	Principal Amount	Fair Value
Federal Farm Credit Banks Funding Corp. 0.02% + SOFR
0.07% 10/27/22 - 08/21/23 (b)	$ 1,641,000	$ 1,640,939
0.07% 07/14/23 (b)	200,000	199,991
Federal Farm Credit Banks Funding Corp. 0.03% + SOFR
0.08% 05/13/22 (b)	800,000	799,971
0.08% 06/08/22 - 01/12/23 (b)	1,350,000	1,349,948
Federal Farm Credit Banks Funding Corp. 0.04% + 3 month Treasury Money Market Yield
0.12% 05/03/23 (b)	520,000	520,000
Federal Farm Credit Banks Funding Corp. 0.04% + SOFR
0.09% 07/08/22 - 07/11/22 (b)	1,500,000	1,500,014
Federal Farm Credit Banks Funding Corp. 0.07% + SOFR
0.12% 11/18/22 (b)	750,000	750,000
Federal Farm Credit Banks Funding Corp. 0.09% + SOFR
0.14% 10/07/22 (b)	500,000	500,000
Federal Farm Credit Banks Funding Corp. 0.13% + 3 month Treasury Money Market Yield
0.22% 02/28/22 (b)	400,000	400,000
Federal Farm Credit Discount Notes
0.00% 01/13/22 - 06/16/22 (a)	700,000	699,962
Federal Home Loan Banks
0.13% 11/29/22 (a)	300,000	299,762
Federal Home Loan Banks (0.06% fixed rate until 07/05/22; 0.01% + SOFR thereafter)
0.06% 08/05/22 (b)	510,000	510,000
Federal Home Loan Banks (0.06% fixed rate until 09/07/22; 0.01% + SOFR thereafter)
0.06% 10/07/22 (b)	1,080,000	1,080,000
Federal Home Loan Banks 0.01% + SOFR
0.06% 03/11/22 - 10/17/22 (b)	2,930,000	2,930,000

See Notes to Schedules of Investments and Notes to Financial Statements.
100	Elfun Government Money Market Fund

Elfun Government Money Market Fund
Schedule of Investments, continued — December 31, 2021
	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp.
2.38% 01/13/22 (a)	$ 635,000	$ 635,399
Federal Home Loan Mortgage Corp. 0.16% + SOFR
0.21% 04/20/22 (b)	700,000	700,000
Federal Home Loan Mortgage Corp. 0.19% + SOFR
0.24% 06/02/22 (b)	750,000	750,000
Federal National Mortgage Assoc. 0.20% + SOFR
0.25% 06/15/22 (b)	700,000	700,000
Federal National Mortgage Assoc. 0.27% + SOFR
0.32% 05/04/22 (b)	750,000	750,649
		19,549,531
Repurchase Agreements - 53.4%
BNP Paribas Securities Corp. U.S. Treasury Repo 0.05% dated 12/31/21, to be repurchased $120,000,000 on 01/03/2021, collateralized by $1,143,910 U.S. Treasury Bond, 3.00% Maturing from 02/15/2048, collateralized by $1,433,025 U.S. Treasury Inflation Index Bond, 3.63% Maturing from 04/15/2028, collateralized by $62,410,659 U.S. Treasury Inflation Index Note, 0.63% Maturing from 01/15/2026, collateralized by $11,559,695 U.S. Treasury Note, 0.25% Maturing from 09/30/2025, and collateralized by $44,252,366 U.S. Treasury Strips, 0.00% Maturing from 02/15/2022 – 08/15/2048 0.05% dated 12/31/21, to be repurchased $25,000,000 on 01/03/2021,  collateralized by $2,712,602 U.S. Treasury Bond, 3.00% Maturing from 02/15/2048, collateralized by $22,787,398 U.S. Treasury Strips, 0.00% Maturing from 05/15/2027 – 11/15/2050
01/03/22	25,000,000	25,000,000
	Principal Amount	Fair Value
Citigroup Global Markets, Inc. 0.05% dated 12/31/21, to be repurchased $24,000,000 on 01/03/2021, collateralized by $24,543,500 U.S. Treasury Bonds, 1.25% – 2.38% Maturing from 05/15/2050 – 05/15/2051
01/03/22	$ 24,000,000	$ 24,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. U.S. Treasury Repo 0.05% dated 12/31/21, to be repurchased $127,658,000 on 01/03/2021, collateralized by $130,211,264 U.S. Treasury Note, 1.25% Maturing from 05/31/2028 - 06/30/2028 0.05% dated 12/31/21, to be repurchased $26,994,000 on 01/03/2021, collateralized by $27,533,955 U.S. Treasury Note, 1.25% - 2.63% Maturing from 06/30/2023-08/15/2031 01/03/22	26,994,000	26,994,000
		75,994,000
Total Short-Term Investments (Cost $145,468,532)		145,468,532
Liabilities in Excess of Other Assets, net - (2.1)%		(3,038,202)
NET ASSETS - 100.0%		$ 142,430,330
Notes to Schedule of Investments – December 31, 2021
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund's future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund's summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.
(a)	Coupon amount represents effective yield.

See Notes to Schedules of Investments and Notes to Financial Statements.
Elfun Government Money Market Fund	101

Elfun Government Money Market Fund
Schedule of Investments, continued — December 31, 2021
(b)	Variable Rate Security - Interest rate shown is rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
†	Percentages are based on net assets as of December 31, 2021.
Abbreviations:
SOFR - Secured Overnight Financing Rate

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2021:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 49,925,001	$ —	$ 49,925,001
U.S. Government Agency Obligations	—	19,549,531	—	19,549,531
Repurchase Agreements	—	75,994,000	—	75,994,000
Total Investments in Securities	$ —	$ 145,468,532	$ —	$ 145,468,532
See Notes to Schedules of Investments and Notes to Financial Statements.
102	Elfun Government Money Market Fund

Elfun International Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					1/1/88
Net asset value, beginning of period	$ 26.53	$ 23.69	$ 18.51	$ 22.68	$ 18.73
Income/(loss) from investment operations:
Net investment income(a)	0.83	0.29	0.43	0.45	0.34
Net realized and unrealized gains/(losses) on investments	1.57	2.86	5.15	(4.16)	3.96
Total income/(loss) from investment operations	2.40	3.15	5.58	(3.71)	4.30
Less distributions from:
Net investment income	0.86	0.31	0.40	0.46	0.35
Net realized gains	1.34	—	—	—	—
Total distributions	2.20	0.31	0.40	0.46	0.35
Net asset value, end of period	$ 26.73	$ 26.53	$ 23.69	$ 18.51	$ 22.68
Total Return(b)	9.05%	13.31%	30.14%	(16.33)%	22.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$204,799	$201,200	$199,123	$183,982	$237,769
Ratios to average net assets:
Net expenses	0.37%	0.40%	0.38%	0.36%	0.36%
Gross expenses	0.37%	0.40%	0.38%	0.36%	0.36%
Net investment income	2.93%	1.31%	2.02%	2.06%	1.64%
Portfolio turnover rate	17%	20%	15%	27%	30%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	103

Elfun Trusts
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					5/27/35
Net asset value, beginning of period	$ 71.55	$ 62.16	$ 50.14	$ 60.36	$ 53.23
Income/(loss) from investment operations:
Net investment income(a)	0.72	0.64	0.71	0.74	0.76
Net realized and unrealized gains/(losses) on investments	16.72	14.90	17.15	(2.85)	12.88
Total income/(loss) from investment operations	17.44	15.54	17.86	(2.11)	13.65
Less distributions from:
Net investment income	0.74	0.69	0.67	0.76	0.78
Net realized gains	8.52	5.46	5.17	7.35	5.74
Total distributions	9.26	6.15	5.84	8.11	6.52
Net asset value, end of period	$ 79.73	$ 71.55	$ 62.16	$ 50.14	$ 60.36
Total Return(b)	24.28%	25.07%	35.57%	(3.39)%	25.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,965,156	$3,419,765	$2,979,222	$2,427,667	$2,737,919
Ratios to average net assets:
Net expenses	0.18%	0.18%	0.18%	0.19%	0.18%
Gross expenses	0.18%	0.18%	0.18%	0.19%	0.18%
Net investment income	0.89%	0.99%	1.20%	1.17%	1.25%
Portfolio turnover rate	26%	25%	17%	18%	16%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
The accompanying Notes are an integral part of these financial statements.
104	Financial Highlights

Elfun Diversified Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					1/1/88
Net asset value, beginning of period	$ 20.97	$ 19.54	$ 17.02	$ 18.60	$ 17.91
Income/(loss) from investment operations:
Net investment income(a)	0.34	0.37	0.41	0.42	0.43
Net realized and unrealized gains/(losses) on investments	2.08	2.02	2.93	(1.45)	2.32
Total income/(loss) from investment operations	2.42	2.39	3.34	(1.03)	2.75
Less distributions from:
Net investment income	0.42	0.38	0.42	0.43	0.46
Net realized gains	1.29	0.58	0.40	0.12	1.60
Total distributions	1.71	0.96	0.82	0.55	2.06
Net asset value, end of period	$ 21.68	$ 20.97	$ 19.54	$ 17.02	$ 18.60
Total Return(b)	11.56%	12.23%	19.58%	(5.51)%	15.40%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$211,716	$205,144	$199,011	$181,943	$209,939
Ratios to average net assets:
Net expenses	0.30%	0.31%	0.30%	0.33%	0.40%
Gross expenses	0.30%	0.31%	0.30%	0.33%	0.40%
Net investment income	1.53%	1.88%	2.20%	2.26%	2.23%
Portfolio turnover rate	41% (c)	56% (c)	162%	72%	186%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(c)	The portfolio turnover calculated for the periods ended 12/31/2021 and 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 90% and 136%, respectively.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	105

Elfun Tax-Exempt Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					1/1/80
Net asset value, beginning of period	$ 11.67	$ 11.54	$ 11.19	$ 11.55	$ 11.48
Income/(loss) from investment operations:
Net investment income(a)	0.31	0.37	0.38	0.46	0.46
Net realized and unrealized gains/(losses) on investments	(0.14)	0.17	0.41	(0.36)	0.07
Total income from investment operations	0.17	0.54	0.79	0.10	0.53
Less distributions from:
Net investment income	0.37	0.41	0.44	0.46	0.46
Total distributions	0.37	0.41	0.44	0.46	0.46
Net asset value, end of period	$ 11.47	$ 11.67	$ 11.54	$ 11.19	$ 11.55
Total Return(b)	1.44%	4.77%	7.13%	0.90%	4.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,250,501	$1,341,617	$1,377,821	$1,376,980	$1,471,350
Ratios to average net assets:
Net expenses	0.21%	0.21%	0.20%	0.21%	0.20%
Gross expenses	0.21%	0.21%	0.20%	0.21%	0.20%
Net investment income	2.65%	3.24%	3.35%	4.06%	4.00%
Portfolio turnover rate	42%	41%	25%	18%	26%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
The accompanying Notes are an integral part of these financial statements.
106	Financial Highlights

Elfun Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					12/31/84
Net asset value, beginning of period	$ 12.25	$ 11.74	$ 11.02	$ 11.44	$ 11.28
Income/(loss) from investment operations:
Net investment income(a)	0.24	0.29	0.32	0.32	0.29
Net realized and unrealized gains/(losses) on investments	(0.38)	0.63	0.73	(0.41)	0.15
Total income/(loss) from investment operations	(0.14)	0.92	1.05	(0.09)	0.44
Less distributions from:
Net investment income	0.27	0.34	0.33	0.33	0.28
Net realized gains	0.17	0.07	—	—	—
Total distributions	0.44	0.41	0.33	0.33	0.28
Net asset value, end of period	$ 11.67	$ 12.25	$ 11.74	$ 11.02	$ 11.44
Total Return(b)	(1.19)%	8.03%	9.50%	(0.80)%	3.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$218,824	$244,329	$233,663	$229,477	$261,189
Ratios to average net assets:
Net expenses	0.29%	0.27%	0.29%	0.34%	0.33%
Gross expenses	0.29%	0.27%	0.29%	0.34%	0.33%
Net investment income	2.03%	2.44%	2.77%	2.88%	2.54%
Portfolio turnover rate	71% (c)	108% (c)	107%	207%	299%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(c)	The portfolio turnover calculated for the fiscal years ended 12/31/21 and 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 184% and 255%, respectively.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	107

Elfun Government Money Market Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Inception date					6/13/90
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income/(loss) from investment operations:
Net investment income(a)	—	0.00 (b)	0.02	0.02	0.01
Total income from investment operations	—	0.00	0.02	0.02	0.01
Less distributions from:
Net investment income	—	0.00 (b)	0.02	0.02	0.01
Net realized gains	—	—	—	—	0.00 (b)
Total distributions	—	0.00 (b)	0.02	0.02	0.01
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return(c)	—%	0.32%	1.99%	1.55%	0.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$142,430	$153,251	$128,561	$104,275	$109,828
Ratios to average net assets:
Net expenses	0.09%	0.19%	0.26%	0.32%	0.34%
Gross expenses	0.26%	0.25%	0.26%	0.32%	0.34%
Net investment income	—%	0.30%	1.96%	1.53%	0.56%
Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Rounds to less than $0.005.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
The accompanying Notes are an integral part of these financial statements.
108	Financial Highlights

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Elfun Funds
Statements of Assets and Liabilities — December 31, 2021
	Elfun International Equity Fund	Elfun Trusts
Assets
Investments in securities, at fair value (cost $132,113,857; $1,994,127,340; $116,084,688; $1,153,944,441; $210,224,155 and $0, respectively)	$ 196,713,528	$ 3,948,341,479
Investments in affiliated securities, at fair value (cost $0; $0; $44,254,951; $0; $0 and $0, respectively)	—	—
Short-term investments, at fair value (cost $0; $0; $2,309,897; $0; $0 and $69,474,532, respectively)	—	—
Short-term affiliated investments, at fair value	6,913,466	14,305,419
Repurchase agreements	—	—
Cash	—	—
Net cash collateral on deposit with broker for future contracts	152,594	—
Foreign currency (cost $5,202; $0; $32,476; $0; $0 and $0, respectively)	5,266	—
Receivable from Adviser	—	—
Receivable for investments sold	—	—
Income receivables	1,122,567	3,591,408
Receivable for fund shares sold	2,295	54,697
Income receivable from affiliated investments	30	350
Receivable for accumulated variation margin on swap contracts	—	—
Receivable for accumulated variation margin on futures contracts	38,790	—
Other assets	1,300	23,750
Total assets	204,949,836	3,966,317,103
Liabilities
Distribution payable to shareholders	—	—
Due to custodian	—	—
Net cash collateral on swap contracts due to broker	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	1,425	312,601
Payable for accumulated variation margin on futures contracts	—	—
Payable to the Adviser	36,208	471,226
Payable for custody, fund accounting and sub-administration fees	18,669	83,011
Accrued other expenses	94,077	294,451
Total liabilities	150,379	1,161,289

Net Assets	$ 204,799,457	$ 3,965,155,814
Net Assets Consist of:
Capital paid in	$ 137,971,344	$ 1,803,838,612
Total distributable earnings (loss)	66,828,113	2,161,317,202
Net Assets	$ 204,799,457	$ 3,965,155,814
Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	7,661,640	49,729,751
Net asset value, offering and redemption price per share	$ 26.73	$ 79.73
The accompanying Notes are an integral part of these financial statements.
110	Statements of Assets and Liabilities

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$ 151,036,399	$ 1,236,375,719	$ 214,832,835	$ —
54,103,657	—	—	—
2,309,897	—	—	69,474,532
13,340,379	3,950,909	25,377,841	—
—	—	—	75,994,000
2,379	—	14,994	—
50,099	—	94,492	—
34,833	—	—	—
—	—	—	2,149
3,295,912	—	8,780,478	—
386,704	14,829,415	972,116	—
1,779	35,427	37,621	433,645
596	106	605	18,251
141,211	—	388,743	—
—	—	—	—
1,309	8,016	1,456	828
224,705,154	1,255,199,592	250,501,181	145,923,405

—	935,354	84,015	871
—	—	—	2,364
111,096	—	304,387	—
12,633,706	3,392,768	31,102,707	2,029,892
102,083	17,717	—	1,362,865
11,485	—	48,358	—
29,890	170,859	29,909	24,720
7,064	27,423	10,453	8,762
93,820	154,786	97,054	63,601
12,989,144	4,698,907	31,676,883	3,493,075

$ 211,716,010	$ 1,250,500,685	$ 218,824,298	$ 142,430,330

$ 163,603,178	$ 1,212,740,062	$ 213,629,524	$ 142,430,275
48,112,832	37,760,623	5,194,774	55
$ 211,716,010	$ 1,250,500,685	$ 218,824,298	$ 142,430,330
9,765,472	109,035,490	18,745,974	142,430,255
$ 21.68	$ 11.47	$ 11.67	$ 1.00
The accompanying Notes are an integral part of these financial statements.
Statements of Assets and Liabilities	111

Elfun Funds
Statements of Operations — For the year ended December 31, 2021
	Elfun International Equity Fund	Elfun Trusts
Investment Income
Income
Dividend	$ 7,855,406	$ 40,628,623
Interest	—	—
Income from affiliated investments	642	4,388
Less: Foreign taxes withheld	(962,301)	—
Total income	6,893,747	40,633,011
Expenses
Advisory and administration fees	437,989	5,324,278
Blue Sky fees	33,903	37,221
Transfer agent fees	131,003	591,678
Trustees' fees	19,754	40,301
Custody, fund accounting and sub-administration fees	92,323	493,451
Professional fees	41,196	46,047
Printing and shareholder reports	2,615	85,002
Interest expense on forward sale commitments	—	1,908
Other expenses	14,491	197,533
Total expenses before waivers	773,274	6,817,419
Fees waived and/or recouped by the adviser	—	—
Net expenses	773,274	6,817,419
Net investment income	$ 6,120,473	$ 33,815,592
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 14,983,775	$ 526,019,203
Affiliated investments	—	—
Futures	215,387	—
Swap contracts	—	—
Foreign currency transactions	4,801	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	(3,304,287)	254,514,072
Affiliated investments	—	—
Futures	8,019	—
Swap contracts	—	—
Foreign currency translations	(43,753)	—
Net realized and unrealized gain (loss) on investments	11,863,942	780,533,275
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 17,984,415	$ 814,348,867
The accompanying Notes are an integral part of these financial statements.
112	Statements of Operations

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$ 1,099,144	$ —	$ 9,985	$ —
1,420,098	37,249,235	5,409,878	132,426
1,350,812	2,660	7,799	—
(12,155)	—	—	—
3,857,899	37,251,895	5,427,662	132,426

358,944	2,087,070	399,005	141,261
32,898	28,921	25,046	36,370
111,154	245,507	130,732	85,814
19,784	26,613	19,985	19,522
46,775	185,483	51,956	46,631
47,323	38,917	40,228	28,423
8,352	34,552	3,602	1,546
—	203	—	—
11,542	70,951	13,559	6,691
636,772	2,718,217	684,113	366,258
(3,801)	—	(9,388)	(233,832)
632,971	2,718,217	674,725	132,426
$ 3,224,928	$ 34,533,678	$ 4,752,937	$ —

$ 11,688,205	$ (312,845)	$ 2,021,504	$ 55
2,310,324	—	—	—
277,275	—	(72,750)	—
325,606	—	1,031,295	—
52	—	—	—

4,759,990	(15,370,341)	(9,758,021)	—
773,525	—	—	—
(5,529)	—	41,323	—
(265,647)	—	(843,918)	—
(1,491)	—	—	—
19,862,310	(15,683,186)	(7,580,567)	55
$ 23,087,238	$ 18,850,492	$ (2,827,630)	$ 55
The accompanying Notes are an integral part of these financial statements.
Statements of Operations	113

Elfun Funds
Statements of Changes in Net Assets
	Elfun International Equity Fund		Elfun Trusts
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 6,120,473	$ 2,346,194	$ 33,815,592	$ 29,717,403
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	15,203,963	6,626,656	526,019,203	300,529,246
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	(3,340,021)	13,147,572	254,514,072	372,773,690
Net increase (decrease) from operations	17,984,415	22,120,422	814,348,867	703,020,339
Distributions to shareholders:
Total distributions	(15,724,016)	(2,337,004)	(421,275,229)	(274,667,801)
Increase (decrease) in assets from operations and distributions	2,260,399	19,783,418	393,073,638	428,352,538
Share transactions:
Proceeds from sale of shares	2,858,069	2,457,542	73,991,073	45,796,196
Value of distributions reinvested	13,507,831	1,985,105	344,793,733	222,501,029
Cost of shares redeemed	(15,026,462)	(22,149,800)	(266,467,198)	(256,107,578)
Net increase (decrease) from share transactions	1,339,438	(17,707,153)	152,317,608	12,189,647
Total increase (decrease) in net assets	3,599,837	2,076,265	545,391,246	440,542,185
Net Assets
Beginning of year	201,199,620	199,123,355	3,419,764,568	2,979,222,383
End of year	$ 204,799,457	$ 201,199,620	$ 3,965,155,814	$ 3,419,764,568
Changes in Fund Shares
Shares sold	102,485	108,621	924,232	722,453
Issued for distributions reinvested	505,533	75,594	4,291,874	3,129,850
Shares redeemed	(531,166)	(1,003,180)	(3,281,753)	(3,985,879)
Net increase (decrease) in fund shares	76,852	(818,965)	1,934,353	(133,576)
The accompanying Notes are an integral part of these financial statements.
114	Statements of Changes in Net Assets

Elfun Diversified Fund		Elfun Tax-Exempt Income Fund
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$ 3,224,928	$ 3,586,449	$ 34,533,678	$ 44,094,879
14,601,462	6,534,162	(312,845)	4,407,456
5,260,848	12,437,859	(15,370,341)	13,694,428
23,087,238	22,558,470	18,850,492	62,196,763

(15,754,251)	(8,960,718)	(41,209,578)	(48,325,050)
7,332,987	13,597,752	(22,359,086)	13,871,713

4,772,080	3,785,727	40,093,917	41,276,872
13,873,358	7,866,484	29,155,146	33,451,744
(19,406,904)	(19,116,022)	(138,005,800)	(124,804,390)
(761,466)	(7,463,811)	(68,756,737)	(50,075,774)
6,571,521	6,133,941	(91,115,823)	(36,204,061)

205,144,489	199,010,548	1,341,616,508	1,377,820,569
$ 211,716,010	$ 205,144,489	$ 1,250,500,685	$ 1,341,616,508

216,554	195,500	3,462,715	3,579,983
635,917	377,652	2,525,649	2,898,136
(871,621)	(975,718)	(11,950,926)	(10,850,214)
(19,150)	(402,566)	(5,962,562)	(4,372,095)
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	115

Elfun Funds
Statements of Changes in Net Assets
	Elfun Income Fund		Elfun Government Money Market Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 4,752,937	$ 5,852,671	$ —	$ 429,266
Net realized gain (loss) on investments, futures and swap contracts	2,980,049	4,968,717	55	733
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	(10,560,616)	7,419,338	—	—
Net increase (decrease) from operations	(2,827,630)	18,240,726	55	429,999
Distributions to shareholders:
Total distributions	(8,337,782)	(8,154,872)	—	(429,266)
Increase (decrease) in assets from operations and distributions	(11,165,412)	10,085,854	55	733
Share transactions:
Proceeds from sale of shares	18,127,991	20,105,165	50,569,988	83,804,743
Value of distributions reinvested	6,571,744	6,265,018	422	411,968
Cost of shares redeemed	(39,039,271)	(25,789,410)	(61,391,100)	(59,527,146)
Net increase (decrease) from share transactions	(14,339,536)	580,773	(10,820,690)	24,689,565
Total increase (decrease) in net assets	(25,504,948)	10,666,627	(10,820,635)	24,690,298
Net Assets
Beginning of year	244,329,246	233,662,619	153,250,965	128,560,667
End of year	$ 218,824,298	$ 244,329,246	$ 142,430,330	$ 153,250,965
Changes in Fund Shares
Shares sold	1,518,468	1,672,210	50,569,987	83,804,743
Issued for distributions reinvested	555,624	516,439	422	411,969
Shares redeemed	(3,276,520)	(2,150,956)	(61,391,100)	(59,527,146)
Net increase (decrease) in fund shares	(1,202,428)	37,693	(10,820,691)	24,689,566
The accompanying Notes are an integral part of these financial statements.
116	Statements of Changes in Net Assets

Elfun Funds
Notes to Financial Statements — December 31, 2021
1. Organization of the Funds
The Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (each, a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is a diversified investment company within the meaning of the 1940 Act.
Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•	Debt obligations (including short term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
Notes to Financial Statements	117

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•	Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with the valuation policy and procedures approved by the Board.
•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
A “significant event” is an event that the Board believes, with a reasonably high degree of certainty, has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Board. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of December 31, 2021 is disclosed in each Fund’s Schedule of Investments.
118	Notes to Financial Statements

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
Certain Funds may invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REITs and/or the Adviser's estimates of such re-designations for which actual information has not yet been reported.
Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not Fund specific are allocated pro rata across the Funds.
Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Distributions Distributions from net investment income, if any, are declared daily and paid monthly for the Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund and declared and paid annually for the Eflun International Equity Fund, Elfun Trusts and Elfun Diversified Income Fund.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required forcompliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities During the period, the Elfun Diversified Fund and Elfun Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the applicable Fund’s Schedule of Investments. A Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, a Fund identifies securities as
Notes to Financial Statements	119

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021 segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To-Be-Announced Transactions Certain Funds may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.
A Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. A Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties. A Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
Repurchase Agreements Certain Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to a Fund to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.
The applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Fund’s the principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.
As of December 31, 2021, the Elfun Government Money Market Fund had invested in repurchase agreements with the gross values of $75,994,000 and associated collateral equal to $77,577,455.
4.Derivative Financial Instruments
Futures Contracts Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedule of Investments and cash deposited, if any, is shown as Net cash collateral on deposit with broker for future contracts on the Statement of Assets and Liabilities. Subsequent payments are made or received by the Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
120	Notes to Financial Statements

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
During the fiscal year ended December 31, 2021, the following Funds entered into futures contracts for the strategies listed below:
Fund	Strategies
Elfun International Equity Fund	Equitization of Cash
Elfun Diversified Fund	Management of Interest Rate Risk and Equitization of Cash
Elfun Income Fund	Management of Interest Rate Risk
Credit Default Swaps During the fiscal year ended December 31, 2021, the Elfun Diversified Fund and Elfun Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation.
As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Options on Exchanged-Traded Futures Contracts Certain Funds may purchase and write options, including options on exchanged-traded futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying
Notes to Financial Statements	121

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021 instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.
When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.
The following tables summarize the value of the Funds’ derivative instruments as of December 31, 2021 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Elfun International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 38,790	$ —	$ 38,790
Elfun Diversified Fund
Futures Contracts	$ —	$ —	$ —	$ 5,552	$ —	$ 5,552
Swap Contracts	—	—	141,211	—	—	141,211
Elfun Income Fund
Swap Contracts	$ —	$ —	$ 388,743	$ —	$ —	$ 388,743

Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Elfun Diversified Fund
Futures Contracts	$ 17,037	$ —	$ —	$ —	$ —	$ 17,037
Elfun Income Fund
Futures Contracts	$ 48,358	$ —	$ —	$ —	$ —	$ 48,358

Realized Gain/Loss
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Elfun International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 215,387	$ —	$ 215,387
Elfun Diversified Fund
Futures Contracts	$ 110,075	$ —	$ —	$ 167,200	$ —	$ 277,275
Swap Contracts	—	—	325,606	—	—	325,606
Elfun Income Fund
Futures Contracts	$ (72,750)	$ —	$ —	$ —	$ —	$ (72,750)
Swap Contracts	—	—	1,031,295	—	—	1,031,295

122	Notes to Financial Statements

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Elfun International Equity Fund
Futures Contracts	$ —	$ —	$ —	$ 8,019	$ —	$ 8,019
Elfun Diversified Fund
Futures Contracts	$ 4,048	$ —	$ —	$ (9,577)	$ —	$ (5,529)
Swap Contracts	—	—	265,647	—	—	265,647
Elfun Income Fund
Futures Contracts	$ 41,323	$ —	$ —	$ —	$ —	$ 41,323
Swap Contracts	—	—	(843,918)	—	—	(843,918)
5.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Management Fee
Elfun International Equity Fund	0.21%
Elfun Trusts	0.14%
Elfun Diversified Fund	0.17%
Elfun Tax-Exempt Income Fund	0.16%
Elfun Income Fund	0.17%
Elfun Government Money Market Fund	0.10%
SSGA FM is contractually obligated until April 30, 2022 to waive its Management Fee and/or reimburse certain expenses for the Elfun Diversified Fund and Elfun Income Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from each Fund’s holdings in acquired funds for cash management purposes, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to April 30, 2022 except with approval of the Board.
Amounts waived or reimbursed are included in the respective Statement of Operations.
Each of the Adviser and State Street Global Advisors Funds Distributors, LLC (each a “Service Provider”) also may voluntarily reduce all or a portion of its fees and/or reimburse expenses for the Elfun Government Money Market Fund to the extent necessary to attempt to maintain a certain minimum net yield, which may vary from time to time, in SSGA FM's sole discretion (any such waiver or reimbursement of expenses by a Service Provider being referred to herein as a "Voluntary Reduction"). Under an agreement with the Service Providers relating to the Voluntary Reduction, the Elfun Government Money Market Fund has agreed to reimburse the Service Providers for the full dollar amount of any Voluntary Reduction beginning on May 1, 2020, subject to certain limitations. Each Service Provider may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Elfun Government Money Market Fund. A reimbursement to the Service Provider would increase fund expenses and may negatively impact the Elfun Government Money Market Fund’s yield during such period. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Elfun Government Money Market Fund will be able to avoid a negative yield. The Elfun Government Money Market Fund has agreed, subject to certain limitations, to reimburse the applicable Service Provider for the full dollar amount of any Voluntary Reduction incurred after May 1, 2020. Any such future reimbursement of an applicable Service Provider may result in the total annual operating expenses of the Fund exceeding the amount of the expense cap under the contractual expense limitation agreement because the expense is not covered by the agreement. Fees reduced or expenses reimbursed by the Service Providers in connection with the Voluntary Reduction for the period ended December 31, 2021 were $233,832.
Notes to Financial Statements	123

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
As of December 31, 2021, SSGA FM has not recouped any expenses from the Elfun Government Money Market Fund. Waived/reduced fees subject to potential recovery by year of expiration are as follows:
Expiration Date	Amount
12/31/2023	$ 78,761
12/31/2024	$233,832
Custody, Fund Accounting and Sub-Administration Fees State Street Bank and Trust Company (“State Street”) serves as the custodian, fund accountant and sub-administrator to the Funds. Amounts paid by the Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.
Other Transactions with Affiliates The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2021 are disclosed in the Schedules of Investments.
6.Trustees' Fees
The fees and expenses of each Fund’s trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the year ended December 31, 2021 were as follows:
	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Elfun International Equity Fund	$ —	$ —	$ 33,493,692	$ 45,032,694
Elfun Trusts	—	—	981,545,903	1,183,499,520
Elfun Diversified Fund	140,802,215	124,771,478	42,990,338	72,005,225
Elfun Tax-Exempt Income Fund	—	—	535,007,888	598,962,915
Elfun Income Fund	357,605,247	325,574,954	46,422,000	82,912,575
8.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to the federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds' tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions,
124	Notes to Financial Statements

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021 foreign currency gains and losses, corporate actions, paydown losses, future contracts, swap contracts, straddle loss deferrals, capital gain taxes, return of capital adjustments, premium amortization and wash sale loss deferrals.
The tax character of distributions paid during the fiscal year ended December 31, 2021 were as follows:
Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Elfun International Equity Fund	$ —	$ 6,139,133	$ 9,584,883	$ 15,724,016
Elfun Trusts	—	47,426,354	373,848,875	421,275,229
Elfun Diversified Fund	—	4,154,354	11,599,897	15,754,251
Elfun Tax-Exempt Income Fund	41,065,018	144,560	—	41,209,578
Elfun Income Fund	—	8,235,715	102,067	8,337,782
The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:
Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Elfun International Equity Fund	$ —	$ 2,337,004	$ —	$ 2,337,004
Elfun Trusts	—	64,128,127	210,539,674	274,667,801
Elfun Diversified Fund	—	4,826,414	4,134,304	8,960,718
Elfun Tax-Exempt Income Fund	48,053,923	271,127	—	48,325,050
Elfun Income Fund	—	8,154,872	—	8,154,872
Elfun Government Money Market Fund	—	429,266	—	429,266
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Tax Exempt Income	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
Elfun International Equity Fund	$ 650,753	$ —	$ —	$ 2,627,032	$ 63,550,328	$—	$ 66,828,113
Elfun Trusts	8,752,615	—	—	201,811,897	1,950,752,690	—	2,161,317,202
Elfun Diversified Fund	482,533	—	—	3,833,405	44,248,482	—	48,564,420
Elfun Tax-Exempt Income Fund	—	62,804	(18,114,645)	—	55,812,464	—	37,760,623
Elfun Income Fund	1,261,863	—	—	1,574,295	3,895,837	—	6,731,995
Elfun Government Money Market Fund	55	—	—	—	—	—	55
As of December 31, 2021, the Funds had capital loss carryforwards available to offset future realized capital gains as follows:
Fund	Non-Expiring Short Term	Non-Expiring Long Term
Elfun Tax-Exempt Income Fund	$14,745,691	$3,368,954
Notes to Financial Statements	125

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
As of December 31, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Elfun International Equity Fund	$ 140,121,270	$ 68,879,284	$ 5,334,833	$ 63,544,451
Elfun Trusts	2,011,894,209	1,981,894,173	31,141,484	1,950,752,689
Elfun Diversified Fund	176,525,850	46,245,546	1,997,064	44,248,482
Elfun Tax-Exempt Income Fund	1,184,514,164	59,629,250	3,816,786	55,812,464
Elfun Income Fund	236,245,103	5,700,741	1,804,784	3,895,957
Elfun Government Money Market Fund	145,468,532	—	—	—
9.Line of Credit
The Funds (excluding the Elfun Government Money Market Fund) and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.1 billion revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2022 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
Prior to October 7, 2021 the Funds (excluding the Elfun Government Money Market Fund) had access to $200 million of a $500 million revolving credit facility and interest was calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate.
The Funds had no outstanding loans as of December 31, 2021.
10.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
Interest Rate Risk Is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.
Foreign and Emerging Markets Risk Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which a Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk A Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
126	Notes to Financial Statements

Elfun Funds
Notes to Financial Statements, continued — December 31, 2021
Market Risk A Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
11.Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The relief provided is temporary and generally cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. However, the FASB has indicated that it will revisit the sunset date in Topic 848 after the LIBOR administrator makes a final decision on a phaseout date. On November 30, 2020, the LIBOR administrator proposed extending the publication of the overnight and the one-, three-, six- and 12-month USD LIBOR settings through June 30, 2023, when many existing contracts that reference LIBOR will have expired. Management is currently evaluating the impact of the guidance.
This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the NAV of each Fund. With respect to each Fund’s results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.
12.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	127

Elfun Funds
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
To the Shareholders and Board of Trustees of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
March 1, 2022
128	Report of Independent Registered Public Accounting Firm

Elfun Funds
Other Information — December 31, 2021 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for their fiscal year ended December 31, 2021.
Dividends Received Deduction
The Funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2021 is considered qualified dividend income and is eligible for reduced tax rates. The Funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Long Term Capital Gains Distributions
Long term capital gain dividends were paid from the Funds during the year ended December 31, 2021:
Amount
Elfun International Equity Fund	$ 9,584,883
Elfun Trusts	373,848,875
Elfun Diversified Fund	11,599,897
Elfun Income Fund	102,067
Foreign Tax Credit
The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. For the year ended December 31, 2021, the total amount of foreign taxes that will be passed through are:
Amount
Elfun International Equity Fund	$343,479
The amount of foreign source income earned on the following Fund during the year ended December 31, 2021 was as follows:
Amount
Elfun International Equity Fund	$7,857,706
Tax-Exempt Income
For the fiscal year ended December 31, 2021, the following Fund hereby designates as exempt-interest dividends the amounts set forth, or the amount ultimately treated as exempt-interest dividends:
Amount
Elfun Tax-Exempt Income Fund	$41,065,018
Other Information	129

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Funds, excluding the Elfun Government Money Market Fund, have adopted and implemented a liquidity risk management program (the “Program”). SSGA FM has been designated by the Board to administer the Funds’ Program. The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. During the fiscal year, SSGA FM provided the Board with a report addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for the period September 2020 through June 2021. As reported to the Board, the Program supported each Fund’s ability to honor redemption requests timely and SSGA FM’s management of each Fund’s liquidity profile, including during periods of market volatility. SSGA FM reported that the Program operated adequately to meet the requirements of Rule 22e-4 and that the implementation of the Program has been effective.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Proxy Voting Policies and Procedures and Record
The Funds have adopted the proxy voting policies of the Adviser. A description of the Funds' proxy voting policies and procedures that are used by the Funds' investment Adviser to vote proxies relating to Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-800-242-0134 (toll free) and (ii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Fund's website at www.ssga.com.
Quarterly Portfolio Schedule
With the exception of the Elfun Government Money Market Fund, following the Funds' first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits to their reports on Form N-PORT, which can be found on the SEC’s website at www.sec.gov, and on the Funds' website at www.ssga.com. The Funds' Schedules of Investments are available upon request, without charge, by calling 1-800-242-0134.
Monthly Portfolio Schedule
The Elfun Government Money Market Fund files its monthly portfolio holdings with the SEC on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov. The Fund's monthly portfolio holdings are available at the Fund's website at www.ssga.com.
130	Other Information

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co-Chairperson of the Board	Term: Indefinite Elected: 12/18	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	63	Director, the Holland Series
Fund, Inc.; Director, The China
Fund, Inc. (1992 – 2017);
Director, The Taiwan Fund,
Inc. (2007 – 2017); Director,
Reaves Utility Income Fund,
Inc.; and Director, Blackstone/
GSO Loans (and Real Estate)
					Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co-Chairperson of the Board	Term: Indefinite Appointed: 4/16 Elected: 6/16	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 – 2019, Independent Director, SSGA Qualified Funds PLC.	63	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – present); Board Director and Chairman, SPDR Europe II, PLC (2013 – present).
Other Information	131

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	63	Director of Kleinfeld Bridal
Corp. (January 2016 – present);
Trustee of Neuroscience
Research Institute (1986 – 2017); Trustee of Fordham
University (1989 – 1995 and
2001 – 2007) and Trustee
Emeritus (2007 – present);
Trustee and Independent Chairperson of GE Funds (1993 – February 2011); Director, Muscular Dystrophy Association (since 2019);
Trustee of Gregorian
University Foundation (1992 –
					2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).

Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	63	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee Chairperson of the Governance Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	63	1998 to December 2008,
Chairman, Board Member and
December 2008 to present,
Investment Committee
Member, Healthcare Georgia
Foundation (private
foundation); September 2002
to 2012, Lead Director and
Board Member, Amerigroup
Corp. (managed health care);
1999 to 2013, Board Member
and (2001 to 2017) Investment
Committee Member, Woodruff
Arts Center; and 2003 to 2009,
Trustee, Gettysburg College;
Board member, Aerocare
Holdings (2003 - January 2021), Regenesis
					Biomedical Inc. (April 2012 - present).
132	Other Information

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	63	None.
INTERESTED TRUSTEES(1)
Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).	63	Board Director, SSGA SPDR ETFs Europe 1 plc (May 2020 – present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 – present).

(1)	The individual listed above is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Funds (“Interested Trustee”).
(2)	Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Funds.
*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
Other Information	133

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
The following lists the principal officers for the Company, as well as their mailing addresses and ages, positions with the Company and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President and Trustee	Term: Indefinite Elected: 7/16	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 7/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 7/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 7/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Controller of GE Asset Management Incorporated (April 2011 – July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).*
134	Other Information

Elfun Funds
Other Information, continued — December 31, 2021 (Unaudited)
Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).

Timothy Collins SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020 - August 2021); Vice President and Senior Counsel (April 2018 - March 2020); Counsel, Sutton Place Investments (January 2010-March 2018).

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019); Associate, Ropes & Gray LLP (November 2012 – August 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
Other Information	135

Trustees
Michael F. Holland, Co-Chairperson
Patrick J. Riley, Co-Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Ellen M. Needham
Officers
Ellen M. Needham, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Sean O’Malley, Chief Legal Officer
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David Lancaster, Assistant Treasurer
David Barr, Secretary
Timothy Collins, Assistant Secretary
David Urman, Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
ELFUNAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Elfun Income Fund (the “Fund,” “Fund Entity” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. The Code is combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that the Fund has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Michael F. Holland, Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by E&Y in connection with the Registrant’s statutory and regulatory filings and engagements were $32,106 and $32,106, respectively.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, there were no fees for assurance and related services by E&Y that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2021 and December 31, 2020 were $5,398 and $7,712, respectively.

(d)	All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Registrant, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s Audit Committee were approximately $8,904,469 and $7,019,005, respectively.

(e)(1)   Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant were approximately $38,000,000 and $36,534,447 respectively.

(h)

E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	ELFUN INCOME FUND

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham

President (Principal Executive Officer)

Date:	March 9, 2022

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	March 9, 2022